    As filed with the Securities and Exchange Commission on April 21, 2011


                                                     Registration No. 333-161336
                                                                       811-07697

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 2


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 36


     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                            Laura M. Bramson, Esq.
                New York Life Insurance and Annuity Corporation
                               1 Rockwood Road
                         Sleepy Hollow, New York 10591
                    (Name and Address of Agent for Service)

                                    Copy to:



        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2011 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



                            CORPEXEC ACCUMULATOR VUL



             CORPORATE EXECUTIVE ACCUMULATOR VARIABLE UNIVERSAL LIFE

                             PROSPECTUS--MAY 1, 2011

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     Please use the following addresses to send policy premium payments and service requests to us:

SERVICE OFFICE:
New York Life Insurance and Annuity
  Corporation
NYLIFE Distributors, LLC
Attention: Executive Benefits
11400 Tomahawk Creek Parkway,
Suite 200
Leawood, KS 66211
Telephone: (913) 906-4000



     This prospectus describes the New York Life CorpExec Accumulator VUL policy. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS



                                       PAGE
                                       ----
Summary of Benefits and Risks......       4
  Benefits.........................       4
  Risks............................       6
Table of Fees and Expenses.........       9
Fund Annual Expenses...............      12
Definitions........................      16
Management and Organization........      18
     Insurer.......................      18
     Your Policy...................      18
     About the Separate Account....      18
Our Rights.........................      19
     The Fixed Account.............      19
     Interest Crediting............      20
     How to Reach Us for Policy
       Services....................      20
     Funds and Eligible
       Portfolios..................      21
     Investment Return.............      31
     Performance Calculations......      31
     Voting........................      31
Charges Associated with the
  Policy...........................      32
  Deductions from Premium
     Payments......................      32
     Sales Expense Charge..........      32
     State Premium Tax Charge......      33
     Federal Premium Tax Charge....      33
  Deductions from Accumulation
     Value and Fixed Account
     Value.........................      33
     Monthly Contract Charge.......      34
     Charge for Cost of Insurance..      34
     Monthly Per Thousand Face
       Amount Charge...............      34
     Rider Charges.................      35
     Loan Charges..................      35
     Mortality and Expense Risk
       Charge......................      35
     Charges for Federal Income
       Taxes.......................      36
  Allocating Expense Charge
     Deductions....................      36
  Fund Charges.....................      36
  Transaction Charges..............      36
     Partial Withdrawal Charge.....      36
     Transfer Charge...............      36
  How the Policy Works.............      36
Description of the Policy..........      37
  The Parties......................      37
     Policyowner...................      37
     Primary Insured...............      38
     Beneficiary...................      38
  The Policy.......................      38
     How the Policy is Available...      38
     Policy Premiums...............      38
     Cash Value....................      39
     Cash Surrender Value..........      39
     Alternative Cash Surrender
       Value.......................      39
     Investment Divisions and the
       Fixed Account...............      39
     Amount in the Separate
       Account.....................      39
     Determining the Value of an
       Accumulation Unit...........      40
     Amount in the Fixed Account...      40
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................      40
     Limits on Transfers...........      41
  Additional Benefits through
     Riders........................      43
     Supplementary Term Rider......      44
     Term Rider vs. Base Policy
       Coverage....................      45
     Overloan Protection Rider.....      46
     Spouse's Paid-Up Purchase
       Option Rider................      47
  Options Available at No
     Additional Charge.............      47
     Dollar-Cost Averaging.........      47
     Automatic Asset Reallocation..      48
     24 Month Exchange Privilege...      49
  Tax-Free "Section 1035" Insurance
     Policy Exchanges..............      49
Premium Payments...................      50
     Risk of Minimally Funded
       Policies....................      50
     Timing and Valuation..........      50
     Free Look.....................      51
     Premium Payments..............      51
     Premium Payments Returned for
       Insufficient Funds..........      52
Policy Payment Information.........      52
     When Life Insurance Coverage
       Begins......................      52
     Changing the Face Amount of
       Your Policy.................      52
     Policy Proceeds...............      53
     Beneficiaries or Payees.......      53
     When We Pay Policy Proceeds...      54
     Life Insurance Benefit
       Options.....................      54
     Selection of Life Insurance
       Benefit Table...............      55
     Effect of Investment
       Performance on the Death
       Benefit.....................      56
     Changing Your Life Insurance
       Benefit Option..............      56
Additional Policy Provisions.......      57
     Change of Ownership...........      57
     Records and Reports...........      57
     Limits on Our Rights to
       Challenge Your Policy.......      57
     Suicide.......................      58
     Misstatement of Age or Sex....      58
     Assignment....................      58

                                       PAGE
                                       ----
Partial Withdrawals and
  Surrenders.......................      58
  Partial Withdrawals..............      58
  Surrenders.......................      60
     Cash Value....................      60
     Cash Surrender Value..........      60
     Alternative Cash Surrender
       Value.......................      60
     Requesting a Surrender........      62
     When the Surrender is
       Effective...................      62
Loans..............................      62
     Loan Account..................      62
     Interest on Value in Loan
       Account.....................      63
     Loan Interest.................      63
     Loan Repayment................      64
     The Effect of a Policy Loan...      64
Termination and Reinstatement......      65
     Late Period...................      65
     Reinstatement Option..........      65
Federal Income Tax Considerations..      66
     Our Intent....................      66
     Tax Status of NYLIAC and the
       Separate Account............      66
     Charges for Taxes.............      66
     Diversification Standards and
       Control Issues..............      67
     Life Insurance Status of the
       Policy......................      67
     Modified Endowment Contract
       Status......................      68
     Status of the Policy After the
       Insured is Age 95...........      69
     Policy Surrenders and Partial
       Withdrawals.................      69
     3.8 Percent Medicare Tax on
       Certain Investment Income...      70
     Policy Loans and Interest
       Deductions..................      70
     Exchanges or Assignments of
       Policies....................      71
     Reasonableness Requirement for
       Charges.....................      71
     Other Tax Issues..............      71
     Qualified Plans...............      71
     Withholding...................      71
Distribution and Compensation
  Arrangements.....................      72
Legal Proceedings..................      73
Records and Reports................      73
Financial Statements...............      73
State Variations...................      74
Appendix A Illustration............     A-1
Obtaining Additional Information...      75




     THE CORPEXEC ACCUMULATOR VUL POLICY MAY NOT BE AVAILABLE IN YOUR JURISDICTION. PLEASE ASK YOUR REGISTERED REPRESENTATIVE FOR MORE INFORMATION.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of CorpExec Accumulator Variable Universal Life insurance ("CorpExec Accumulator VUL"). Many benefits of CorpExec Accumulator VUL have corresponding risks, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec Accumulator VUL offers permanent life insurance protection which can, over time, become a valuable asset.

     CorpExec Accumulator VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

     - the number of Accumulation Units held in each Investment Division for the policy;

     - the amount in and performance of each Investment Division in the Separate Account;

     - the amount in and the interest credited on the amount held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec Accumulator VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUM PAYMENTS

     CorpExec Accumulator VUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy.

     Unless otherwise provided in your policy, the loan value on any given date is equal to 95% of an amount equal to the Cash Value less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You may withdraw an amount up to the Cash Surrender Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state premium tax, and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 81 Allocation Alternatives. The Allocation Alternatives consist of 80 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

CHANGE THE AMOUNT OF COVERAGE

     With CorpExec Accumulator VUL, you may request an increase or decrease in the policy's Face Amount. In order to request an increase or decrease in the policy's Face Amount, you must send a written request in a form acceptable to us to the Service Office address noted on the first page of this prospectus. (See "Changing the Face Amount of Your Policy".) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See "Modified Endowment Contract Status"). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the face amount of your term insurance rider rather than increasing the Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec Accumulator VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be paid.

     - Option 1--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 2--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 3--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 95, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec Accumulator VUL offers additional insurance coverage and other benefits through the Supplementary Term Rider and the Overloan Protection Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY

     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premiums, a policy surrender or lapse will result in a taxable event to you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount; and (5) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. (see "Limits on Transfers" for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     - Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -  increased administrative and Fund brokerage expenses

     -  dilution of the interests of long-term investors

     An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.


--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 16.25% of premiums paid(1)
  for premiums paid up to the Target      payment is applied    Guaranteed Maximum: 19.25% of premiums paid(2)
  Premium                                    up to age 95
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 0.75% of premiums paid(3)
  for premiums paid over the Target       payment is applied    Guaranteed Maximum: 7.0% of premiums paid(4)
  Premium                                    up to age 95
--------------------------------------------------------------------------------------------------------------------------
State Premium Tax Charge                     When premium       All taxes may vary over time.
                                          payment is applied    Current: 2.00% of premiums paid(5)
                                             up to age 95       Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
--------------------------------------------------------------------------------------------------------------------------
Federal Premium Tax Charge                   When premium       All taxes may vary over time.
                                          payment is applied    Current: 1.25% of premiums paid(6)
                                             up to age 95       Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge                          At time of transfer    Current: No charge
                                                                Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
--------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge                     At time of        Current: No charge
                                              withdrawal        Guaranteed Maximum: $25
--------------------------------------------------------------------------------------------------------------------------


(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-4; 1.75% in Policy Years 5-7; and 0.00% in Policy Years 8 and beyond. If the Supplementary Term Rider ("STR") is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the STR, multiplied by
    (ii) the Base Face Amount divided by the Target Face Amount.

(2) Guaranteed maximum sales charges for premiums paid up to the Target Premium are reduced to 12.75% in Policy Years 2-4, 4.75% in Policy Years 5-7, and 3.00% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments made over the Target Premium are 4.00% in Years 2-4, 1.75% in 5-7, and 0.00% in Years 8 and beyond.

(4) Guaranteed maximum sales expense charges for premiums paid over the Target Premium are reduced to 4.75% in years 5-7 and 3% in years 8 and beyond.

(5) Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(6) Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding Fund fees and expenses.


--------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(1)                  Each Monthly       Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                            Deduction Day       Risk(2)
                                          applied to Age 95
                                                                Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

                                                                Representative Insured (Male, Age 45, Non-Smoker): $0.19
                                                                per $1,000 of Net Amount at Risk
                                                                (Guaranteed Maximum Charge for Representative insured)

--------------------------------------------------------------------------------------------------------------------------
Monthly Contract Charge                        Monthly          Current: $0 Policy Year 1, $10 thereafter ($120 annually)

                                                                Guaranteed Maximum: $15 ($180 annually)

--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge              Monthly          Current: 0.45% of the first $25,000 of separate account
  as a % of separate account value                              value; 0.37% of  separate account value between $25,000
                                                                and $200,000; and 0.20% of separate account value greater
                                                                than $200,000 in Policy Years 1-10(3)

                                                                Guaranteed Maximum: 0.90%

--------------------------------------------------------------------------------------------------------------------------
Per Thousand Face Amount Charge(1)           Each Monthly       Guaranteed Maximum: $1.20 per $1,000
  applied against                           Deduction Day       Guaranteed Minimum: $0.05 per $1,000
  Base Face Amount and                    applied to Age 95     Representative Insured (Male, Age 45, Non-Smoker): $0.05
  Term Face Amount                                              per $1,000 (Guaranteed Maximum Charge for Representative
                                                                insured)

--------------------------------------------------------------------------------------------------------------------------
RIDERS
Supplementary Term Rider(1)              Monthly until rider    Guaranteed Maximum: $83.33 per $1,000 of Term Insurance
                                               expires          Benefit Net Amount at Risk(4)

                                                                Guaranteed Minimum: $0.04 per $1,000 of Term Insurance
                                                                Benefit Net Amount at Risk(4)

                                                                Representative Insured (Male, Age 45, Non-Smoker): $0.19
                                                                per $1,000 of Term Insurance Benefit Net Amount at Risk(4)
--------------------------------------------------------------------------------------------------------------------------
Overloan Protection Rider                 When you exercise     Percentage of Policy Cash Value that varies by attained
                                             the benefit        Age, class of risk and gender of Insured
--------------------------------------------------------------------------------------------------------------------------
Loan Interest                             Monthly while loan    Current: 4.00% per year.
                                              balance is        Guaranteed Maximum: 6.00% per year.
                                             outstanding
--------------------------------------------------------------------------------------------------------------------------


(1) This charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyholders with the same employer as the insured, and the amount of the employer's contribution (if any) to premium payments. The charge shown may not be representative of the charge you will pay. These charges may also vary based upon the state in which your policy is issued. For more information about particular Cost of Insurance, Per Thousand Face Amount and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit divided by
    1.0032737 minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

(3) The current Mortality and Expense Risk Charge is reduced in year 11 and later to 0.40% of the first $25,000 of separate account value; 0.32% of separate account value between $25,000 and $200,000; and 0.15% of separate account value over $200,000.

(4) "Term Insurance Benefit Net Amount at Risk" is equal to the Term Insurance Benefit divided by 1.0032737. See Additional Benefits Through
    Riders--"Supplementary Term Rider" for more information.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2010. Fund expenses may be higher or lower in the future.




------------------------------------------------------------------------------
TOTAL ANNUAL FUND                                  ---------------------------
OPERATING EXPENSES(1,2)                         MINIMUM            MAXIMUM
                                                 0.10%              5.33%
------------------------------------------------------------------------------





 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2010. This information is provided by the Funds and their agents. The information is based on 2010 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.


 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.


--------------------------------------------------------------------------------

     More information concerning each underlying Fund's fees and expenses is contained in the tables below and in prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.




                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)



------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION                UNDERLYING      TOTAL FUND
                                         MANAGEMENT      (12B-1)       OTHER    PORTFOLIO FEES      ANNUAL
                 FUND                       FEES          FEES       EXPENSES    AND EXPENSES       EXPENSE
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2010--Initial Class                        N/A           N/A         0.00%         0.57%           0.57%
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2020--Initial Class                        N/A           N/A         0.00%         0.62%           0.62%
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2030--Initial Class                        N/A           N/A         0.00%         0.66%           0.66%
------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2040--Initial Class                        N/A           N/A         0.00%         0.69%           0.69%


------------------------------------------------------------------------------------------------------------





       Please refer to the applicable fund prospectus for additional information.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

--------------------------------------------------------------------------------------------------
                                                           DISTRIBUTION                 TOTAL FUND
                                           MANAGEMENT         (12B-1)          OTHER      ANNUAL
                   FUND                       FEES          FEES(sec.)       EXPENSES   EXPENSE(#)
--------------------------------------------------------------------------------------------------

MainStay VP Bond--Initial Class               0.49%            0.00%           0.06%       0.55%

--------------------------------------------------------------------------------------------------


MainStay VP Cash Management                   0.44%            0.00%           0.06%       0.50%

--------------------------------------------------------------------------------------------------


MainStay VP Common Stock--Initial Class       0.55%            0.00%           0.06%       0.61%

--------------------------------------------------------------------------------------------------


MainStay VP Convertible--Initial Class        0.60%            0.00%           0.06%       0.66%

--------------------------------------------------------------------------------------------------


MainStay VP Floating Rate--Initial Class      0.60%            0.00%           0.07%       0.67%

--------------------------------------------------------------------------------------------------


MainStay VP Government--Initial Class         0.50%            0.00%           0.06%       0.56%

--------------------------------------------------------------------------------------------------


MainStay VP Growth Equity--Initial Class      0.61%            0.00%           0.05%       0.66%

--------------------------------------------------------------------------------------------------


MainStay VP High Yield Corporate
  Bond--Initial Class                         0.56%            0.00%           0.05%       0.61%

--------------------------------------------------------------------------------------------------


MainStay VP ICAP Select Equity--Initial
  Class                                       0.76%            0.00%           0.05%       0.81%

--------------------------------------------------------------------------------------------------


MainStay VP International Equity--Initial
  Class                                       0.89%            0.00%           0.09%       0.98%

--------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Core--Initial Class       0.85%            0.00%           0.07%(a)    0.92%

--------------------------------------------------------------------------------------------------


MainStay VP S&P 500 Index--Initial Class      0.30%            0.00%           0.05%       0.35%

--------------------------------------------------------------------------------------------------


MainStay VP U.S. Small Cap--Initial Class     0.79%            0.00%           0.06%       0.85%

--------------------------------------------------------------------------------------------------


Alger SMidCap Growth--Class I-2 Shares        0.81%            0.00%           0.30%       1.11%(b)

--------------------------------------------------------------------------------------------------


AllianceBernstein VPS International Value
  Portfolio                                   0.75%            0.00%           0.10%       0.85%

--------------------------------------------------------------------------------------------------


AllianceBernstein VPS Small/Mid Cap Value
  Portfolio                                   0.75%            0.00%           0.09%       0.84%

--------------------------------------------------------------------------------------------------


American Century VP Value--Class II           0.87%            0.25%           0.01%       1.13%

--------------------------------------------------------------------------------------------------


American Funds Asset Allocation
  Fund--Class 2 Shares                        0.30%            0.25%           0.02%       0.57%

--------------------------------------------------------------------------------------------------


American Funds Global Growth Fund--Class
  1 Shares                                    0.53%            0.00%           0.03%       0.56%

--------------------------------------------------------------------------------------------------


American Funds Global Small
  Capitalization Fund--Class 2 Shares         0.71%            0.25%           0.04%       1.00%

--------------------------------------------------------------------------------------------------


American Funds Growth Fund--Class 2
  Shares                                      0.32%            0.25%           0.02%       0.59%

--------------------------------------------------------------------------------------------------


American Funds Growth-Income Fund--Class
  2 Shares                                    0.27%            0.25%           0.02%       0.54%

--------------------------------------------------------------------------------------------------


American Funds International Fund--Class
  2 Shares                                    0.49%            0.25%           0.04%       0.78%

--------------------------------------------------------------------------------------------------


Davis Value Portfolio                         0.55%(c)         0.00%           0.08%       0.63%

--------------------------------------------------------------------------------------------------


Delaware VIP International Value Equity
  Series--Standard Class                      0.85%            0.00%           0.22%       1.07%(d)

--------------------------------------------------------------------------------------------------


Dreyfus IP Technology Growth--Initial
  Shares                                      0.75%            0.00%           0.06%       0.81%

--------------------------------------------------------------------------------------------------


DWS Dreman Small Mid Cap Value VIP--Class
  A Shares                                    0.65%            0.00%           0.22%(e)    0.87%

--------------------------------------------------------------------------------------------------


DWS Global Small Cap Growth VIP--Class A
  Shares (formerly DWS Global
  Opportunities VIP--Class A Shares)          0.89%            0.00%           0.23%       1.12%(f)

--------------------------------------------------------------------------------------------------


DWS Small Cap Index VIP--Class A Shares       0.35%            0.00%           0.22%(e)    0.57%(g)

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Contrafund(R)--Initial
  Class                                       0.56%            0.00%           0.09%       0.65%(h)

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Equity Income--Initial
  Class                                       0.46%            0.00%           0.10%       0.56%

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Growth--Initial Class         0.56%            0.00%           0.11%       0.67%

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Index 500--Initial Class      0.10%            0.00%           0.00%       0.10%(i)

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Investment Grade
  Bond--Initial Class                         0.32%            0.00%           0.11%       0.43%

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Mid Cap--Initial Class        0.56%            0.00%           0.10%       0.66%

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Money Market--Initial
  Class                                       0.18%            0.00%           0.09%       0.27%

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Overseas--Initial Class       0.71%            0.00%           0.15%       0.86%(h)

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Value Leaders--Initial
  Class                                       0.56%            0.00%           0.34%       0.90%(j)

--------------------------------------------------------------------------------------------------


Fidelity(R) VIP Value Strategies--Service
  Class 2                                     0.56%            0.25%           0.15%       0.96%(h)

--------------------------------------------------------------------------------------------------


Invesco V.I. Global Real Estate
  Fund--Series I Shares                       0.75%            0.00%           0.45%       1.20%(k)

--------------------------------------------------------------------------------------------------


Invesco V.I. International Growth
  Fund--Series I Shares                       0.71%            0.00%           0.33%       1.04%(l)

--------------------------------------------------------------------------------------------------


Invesco V.I. Mid Cap Core Equity
  Fund--Series I Shares                       0.73%            0.00%           0.30%       1.03%(k)

--------------------------------------------------------------------------------------------------


Invesco Van Kampen V.I. Mid Cap Value
  Fund--Series I Shares (formerly UIF
  U.S. MidCap Value Portfolio--Class I)       0.72%            0.00%           0.32%       1.04%(m)

--------------------------------------------------------------------------------------------------


Janus Aspen Balanced
  Portfolio--Institutional Shares             0.55%            0.00%           0.03%       0.58%

--------------------------------------------------------------------------------------------------


Janus Aspen Enterprise
  Portfolio--Institutional Shares             0.64%            0.00%           0.04%       0.68%

--------------------------------------------------------------------------------------------------


Janus Aspen Forty
  Portfolio--Institutional Shares             0.64%            0.00%           0.03%       0.67%

--------------------------------------------------------------------------------------------------


Janus Aspen Worldwide
  Portfolio--Institutional Shares             0.59%            0.00%           0.06%       0.65%

--------------------------------------------------------------------------------------------------


Lazard Retirement International Equity
  Portfolio--Service Shares                   0.75%            0.25%           0.14%       1.14%

--------------------------------------------------------------------------------------------------


Lord Abbett Mid Cap Value Portfolio           0.75%            0.00%           0.46%       1.21%

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                           DISTRIBUTION                 TOTAL FUND
                                           MANAGEMENT         (12B-1)          OTHER      ANNUAL
                   FUND                       FEES          FEES(sec.)       EXPENSES   EXPENSE(#)
--------------------------------------------------------------------------------------------------

LVIP Baron Growth Opportunities
  Fund--Service Class                         1.00%            0.25%           0.09%       1.34%(n)

--------------------------------------------------------------------------------------------------


MFS(R) Global Tactical Allocation
  Portfolio--Initial Class                    0.75%            0.00%           0.18%       0.93%(o)

--------------------------------------------------------------------------------------------------


MFS(R) Utilities Series--Initial Class        0.73%            0.00%           0.08%       0.81%

--------------------------------------------------------------------------------------------------


MFS(R) Value Series--Initial Class            0.74%            0.00%           0.08%       0.82%

--------------------------------------------------------------------------------------------------


Neuberger Berman AMT Partners
  Portfolio(R)--Class I                       0.85%            0.00%           0.26%       1.11%

--------------------------------------------------------------------------------------------------


Oppenheimer Capital Appreciation
  Fund/VA--Non-Service Shares                 0.66%            0.00%           0.13%       0.79%

--------------------------------------------------------------------------------------------------


PIMCO Global Bond Portfolio
  (Unhedged)--Administrative Class Shares     0.75%            0.15%(p)        0.01%       0.91%

--------------------------------------------------------------------------------------------------


PIMCO High Yield
  Portfolio--Administrative Class Shares      0.60%            0.15%(p)        0.00%       0.75%

--------------------------------------------------------------------------------------------------


PIMCO Long-Term U.S. Government
  Portfolio--Administrative Class Shares     0.475%            0.15%(p)        0.00%      0.625%

--------------------------------------------------------------------------------------------------


PIMCO Low Duration
  Portfolio--Administrative Class Shares      0.50%            0.15%(p)        0.00%       0.65%

--------------------------------------------------------------------------------------------------


PIMCO Real Return
  Portfolio--Administrative Class Shares      0.50%            0.15%(p)        0.01%       0.66%

--------------------------------------------------------------------------------------------------


PIMCO Total Return
  Portfolio--Administrative Class Shares      0.50%            0.15%(p)        0.00%       0.65%

--------------------------------------------------------------------------------------------------


Royce Micro-Cap Portfolio--Investment
  Class                                       1.25%            0.00%           0.12%(q)    1.37%

--------------------------------------------------------------------------------------------------


Royce Small-Cap Portfolio--Investment
  Class                                       1.00%            0.00%           0.06%       1.06%

--------------------------------------------------------------------------------------------------


T. Rowe Price Blue Chip Growth Portfolio      0.85%            0.00%           0.00%       0.85%

--------------------------------------------------------------------------------------------------


T. Rowe Price Equity Income Portfolio--I      0.85%            0.00%           0.00%       0.85%

--------------------------------------------------------------------------------------------------


T. Rowe Price Equity Index 500 Portfolio      0.40%            0.00%           0.00%       0.40%

--------------------------------------------------------------------------------------------------


T. Rowe Price International Stock
  Portfolio                                   1.05%            0.00%           0.00%       1.05%

--------------------------------------------------------------------------------------------------


T. Rowe Price Limited-Term Bond Portfolio     0.77%            0.00%           0.00%       0.77%

--------------------------------------------------------------------------------------------------


T. Rowe Price New America Growth
  Portfolio                                   0.85%            0.00%           0.00%       0.85%

--------------------------------------------------------------------------------------------------


T. Rowe Price Personal Strategy Balanced
  Portfolio                                   0.90%            0.00%           0.00%       0.90%

--------------------------------------------------------------------------------------------------


UIF Emerging Markets Debt
  Portfolio--Class I                          1.00%            0.00%           0.08%       1.08%(r)

--------------------------------------------------------------------------------------------------


UIF Emerging Markets Equity
  Portfolio--Class I                          1.22%            0.00%           0.39%       1.61%(s)

--------------------------------------------------------------------------------------------------


UIF U.S. Real Estate Portfolio--Class I       1.05%            0.00%           0.07%       1.12%(t)

--------------------------------------------------------------------------------------------------


Van Eck VIP Global Bond Fund                  1.00%            0.00%           0.30%       1.30%(u)

--------------------------------------------------------------------------------------------------


Van Eck VIP Global Hard Assets                0.89%            0.00%           0.08%       0.97%(v)

--------------------------------------------------------------------------------------------------


Van Eck VIP Multi-Manager Alternatives
  Fund                                        2.50%            0.00%           2.83%(w)    5.33%(x)



--------------------------------------------------------------------------------------------------





       Please refer to the applicable fund prospectus for additional information.



       Management Fees may include Advisor and/or Administration Fees.





sec. Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a)    Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of 0.02%.



(b) Fred Alger Management, Inc. has contractually agreed to reimburse expenses through April 30, 2012, to the extent necessary to limit the Portfolio's annual operating expenses to 0.99% of the Portfolio's average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated.



(c) The Management Fees in the table have been restated. On July 1, 2009, the contractual management fees were reduced from 0.75% to 0.55%.



(d) The Series' investment manager, Delaware Management Company (Manager), has agreed to contractually waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.05% of the Series' average daily net assets from April 29, 2011 through April 30, 2012. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.



(e)    Includes Underlying Portfolio Expenses of 0.05%.



(f) Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 1.00% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.

(g) Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.50% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.



(h) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses for Fidelity(R) VIP Contrafund--Initial Class would have been 0.63%, Fidelity(R) VIP Overseas--Initial Class would have been 0.83%, and Fidelity(R) VIP Value Strategies--Service Class 2 would have been 0.94%. These offsets may be discontinued at any time.



(i) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(j) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.85%. This arrangement can be discontinued by the fund's manager at any time.



(k) The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;
       (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.



(l) The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.11% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.



(m) The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.18% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.



(n) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the Fund's Service Class to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2012.



(o) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.90% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by MFS for any reason, but such agreement will continue until April 30, 2012.



(p)    The fees designated as "Distribution (12b-1) Fees" reflect "Service
       Fees."



(q)    Includes Acquired Fund Fees and Expenses of 0.05%.



(r) The Portfolio's adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.30%. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.



(s) The Portfolio's adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.60%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.



(t) The Portfolio's adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate. For the fiscal year ended December 31, 2010, after giving effect to the Adviser's fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.11% for Class I. The total annual portfolio operating expenses, excluding certain investment related expenses, was 1.10% for Class I.





(u) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets.



(v) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.



(w)    Includes Acquired Fund Expenses of 0.80%.



(x) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.



(y)    Includes Acquired Fund Fees of 0.07%.



(z)    Includes Acquired Fund Fees of 0.10%.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 80 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 P.M. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day".

CASH SURRENDER VALUE:  The Cash Value less Policy Debt.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"):   An Internal Revenue Service ("IRS")
test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount of the policy shown on the Policy Data Page, plus or minus any changes made to the initial face amount. The initial value of the term insurance benefit provided through the Supplementary Term Rider may be referred to as the Term Face Amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY: The date as of which we deduct from cash value the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, the per thousand Face Amount charge, and a rider charge for the cost of any additional riders. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET PREMIUM: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET FACE AMOUNT: For policyholders who have a Supplementary Term Rider the sum of the Face Amount of the policy at the time the Supplementary Term Rider is issued, plus the Term Face Amount.

TARGET PREMIUM: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy, or the Target Face Amount if the Supplementary Term Rider is elected.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CorpExec Accumulator VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.

     The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load ("DPL") Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company

Act of 1940 (the "1940 Act"), as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.

     The Separate Account currently consists of 95 Investment Divisions and 80 are available under a policy. You may invest in a total of 20 Allocation Alternatives at any one time. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     - add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     - deregister the Separate Account under the 1940 Act;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts;

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     - change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You may reach us at our Service Office address listed on the first page of this prospectus.

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC").

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests other than those received through our Virtual Service Center that have passed all security protocols that identify the policyowner.

VIRTUAL SERVICE CENTER


     Through the VSC you can get up-to-date information about your policy and request transfers. Policies that are jointly owned may not request transactions through the VSC. We may remove VSC privileges for certain policyowners (see "Description of The Policy--Limits on Transfers").





     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll.


     We will use reasonable procedures to make sure that the instructions we receive through the VSC are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC available at our discretion. In addition, availability of the VSC may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at the address listed on the first page of this prospectus.

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:


     - e-mail the Variable Products Service Center;


     - view and download policy statements;

     - obtain current policy values;

     - transfer assets between investment options;



     - change your address;


     - obtain service forms; and



     - reset your password.




FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES.


     The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Funds Trust all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from "Rule 12b-1" fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.


     The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


     The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund's prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 MainStay VP Funds Trust.:                 New York Life Investment
                                        Management LLC ("New York Life
                                                 Investments")

  --MainStay VP Bond--Initial                                              - Seeks the highest
     Class                                                                   income over the
                                                                             long term
                                                                             consistent with
                                                                             preservation of
                                                                             principal.
  --MainStay VP Cash Management                                            - Seeks a high level
                                                                             of current income
                                                                             while preserving
                                                                             capital and
                                                                             maintaining
                                                                             liquidity.

  --MainStay VP Common                    Subadviser: Madison Square       - Seeks long-term
     Stock--Initial Class               Investors, LLC ("Madison Square      growth of capital,
                                                  Investors")                with income as a
                                                                             secondary
                                                                             consideration.
  --MainStay VP                         Subadviser: MacKay Shields LLC     - Seeks capital
     Convertible--Initial Class                   ("MacKay")                 appreciation
                                                                             together with
                                                                             current income.

  --MainStay VP Floating                                                   - Seeks to provide
     Rate--Initial Class                                                     high current
                                                                             income.
  --MainStay VP                               Subadviser: MacKay           - Seeks a high level
     Government--Initial Class                                               of current income,
                                                                             consistent with
                                                                             safety of
                                                                             principal.
  --MainStay VP Growth                    Subadviser: Madison Square       - Seeks long-term
     Equity--Initial Class                         Investors                 growth of capital.
  --MainStay VP High Yield                    Subadviser: MacKay           - Seeks maximum
     Corporate Bond--Initial                                                 current income
     Class                                                                   through investment
                                                                             in a diversified
                                                                             portfolio of high-
                                                                             yield debt
                                                                             securities. Capital
                                                                             appreciation is a
                                                                             secondary
                                                                             objective.
  --MainStay VP ICAP Select                Subadviser: Institutional       - Seeks a superior
     Equity--Initial Class                   Capital LLC ("ICAP")            total return.
  --MainStay VP International                 Subadviser: MacKay           - Seeks to provide
     Equity--Initial Class                                                   long-term growth of
                                                                             capital
                                                                             commensurate with
                                                                             an acceptable level
                                                                             of risk by
                                                                             investing in a
                                                                             portfolio
                                                                             consisting
                                                                             primarily of non-
                                                                             U.S. equity
                                                                             securities. Current
                                                                             income is a
                                                                             secondary
                                                                             objective.
  --MainStay VP Mid Cap                   Subadviser: Madison Square       - Seeks long-term
     Core--Initial Class                           Investors                 growth of capital.
  --MainStay VP S&P 500                   Subadviser: Madison Square       - Seeks to provide
     Index--Initial Class                          Investors                 investment results
                                                                             that correspond to
                                                                             the total return
                                                                             performance
                                                                             (reflecting
                                                                             reinvestment of
                                                                             dividends) of
                                                                             common stocks in
                                                                             the aggregate, as
                                                                             represented by the
                                                                             S&P 500(R) Index.
  --MainStay VP U.S. Small               Subadviser: Epoch Investment      - Seeks long-term
     Cap--Initial Class                    Partners, Inc. ("Epoch")          capital
                                                                             appreciation by
                                                                             investing primarily
                                                                             in securities of
                                                                             small-cap
                                                                             companies.

-------------------------------------------------------------------------------------------------


 AIM Variable Insurance Funds
 (Invesco Variable Insurance                Invesco Advisors, Inc.
 Funds):
  --Invesco V.I. Global Real                  Subadviser: Invesco          - The fund's
     Estate Fund--Series I Shares          Asset Management Limited          investment
                                                                             objective is total
                                                                             return through
                                                                             growth of capital
                                                                             and current income.
  --Invesco V.I. International                                             - The fund's
     Growth Fund--Series I                                                   investment
     Shares                                                                  objective is long-
                                                                             term growth of
                                                                             capital.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
 (continued):

  --Invesco V.I. Mid Cap Core                                              - The fund's
     Equity Fund--Series I Shares                                            investment
                                                                             objective is long-
                                                                             term growth of
                                                                             capital.
  --Invesco Van Kampen V.I. Mid                                            - The fund's
     Cap Value Fund--Series I                                                investment
     Shares                                                                  objective is to
                                                                             provide above-
                                                                             average total
                                                                             return over a
                                                                             market cycle of
                                                                             three to five years
                                                                             by investing in
                                                                             common stocks and
                                                                             other equity
                                                                             securities.
-------------------------------------------------------------------------------------------------

 The Alger Portfolios                     Fred Alger Management, Inc.
  --Alger SMidCap Growth                                                   - Seeks long-term
     Portfolio--Class I-2 Shares                                             capital
                                                                             appreciation by
                                                                             focusing on
                                                                             smallcap or midcap
                                                                             companies that the
                                                                             Manager believes
                                                                             demonstrate
                                                                             promising growth
                                                                             potential.
-------------------------------------------------------------------------------------------------

 AllianceBernstein(R) Variable              AllianceBernstein L.P.
 Products Series Fund, Inc.
  --AllianceBernstein VPS                                                  - Seeks long-term
     International Value                                                     growth of capital.
     Portfolio
  --AllianceBernstein VPS                                                  - Seeks long-term
     Small/MidCap Value Portfolio                                            growth of capital.
-------------------------------------------------------------------------------------------------


 American Century Variable                     American Century
 Portfolios, Inc.                         Investment Management, Inc.

  --American Century VP                                                    - Seeks long-term
    Value--Class II                                                          capital growth.
                                                                             Income is a
                                                                             secondary
                                                                             objective.
-------------------------------------------------------------------------------------------------




 American Funds Insurance                    Capital Research and
 Series(R)                                    Management Company
                                                   ("CRMC")


  --American Funds Asset                                                   - High total return
     Allocation Fund--Class 2                                                (including income
                                                                             and capital gains)
                                                                             consistent with
                                                                             long-term
                                                                             preservation of
                                                                             capital by
                                                                             investing in a
                                                                             diversified
                                                                             portfolio of common
                                                                             stocks and other
                                                                             equity securities,
                                                                             bonds and other
                                                                             intermediate and
                                                                             long-term debt
                                                                             securities, and
                                                                             money market
                                                                             investments (debt
                                                                             securities maturing
                                                                             in one year or
                                                                             less).

  --American Funds Global Growth                                           - Long-term growth of
     Fund--Class I                                                           capital by
                                                                             investing primarily
                                                                             in stocks of
                                                                             companies around
                                                                             the world.

  --American Funds Global                                                  - Long-term growth of
     Small Capitalization                                                    capital by
     Fund--Class 2                                                           investing primarily
                                                                             in common stocks
                                                                             and other equity
                                                                             type securities
                                                                             (such as preferred
                                                                             stocks, convertible
                                                                             preferred stocks
                                                                             and convertible
                                                                             bonds) of smaller
                                                                             companies located
                                                                             around the world.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 American Funds Insurance Series(R)
 (continued):



  --American Funds Growth                                                  - Growth of capital
     Fund--Class 2                                                           by investing
                                                                             primarily in common
                                                                             stocks of companies
                                                                             that  appear to
                                                                             offer superior
                                                                             opportunities for
                                                                             growth of capital.
                                                                             The Fund may invest
                                                                             a portion of its
                                                                             assets in common
                                                                             stocks of other
                                                                             securities of
                                                                             issuers domiciled
                                                                             outside the United
                                                                             States.

  --American Funds Growth-Income                                           - Long-term growth of
     Fund--Class 2                                                           capital and income
                                                                             by investing
                                                                             primarily in common
                                                                             stocks of other
                                                                             securities that
                                                                             demonstrate the
                                                                             potential for
                                                                             appreciation and/or
                                                                             dividends.

  --American Funds International                                           - Long-term growth of
     Fund--Class 2                                                           capital by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             companies located
                                                                             outside the United
                                                                             States.
-------------------------------------------------------------------------------------------------



 Davis Variable Account Fund, Inc.       Davis Selected Advisers, L.P.
                                               Subadviser: Davis
                                          Selected Advisers--NY, Inc.

  --Davis Value Portfolio                                                  - Seeks long-term
                                                                             growth of capital.
-------------------------------------------------------------------------------------------------



 Delaware VIP Trust                           Delaware Management
                                                    Company

  --Delaware VIP International                                             - Seeks long-term
     Value Equity Series--                                                   growth without
     Standard Class                                                          undue risk to
                                                                             principal.
-------------------------------------------------------------------------------------------------



 Dreyfus Investment Portfolios              The Dreyfus Corporation


  --Dreyfus IP Technology                                                  - The portfolio seeks
     Growth--Initial Shares                                                  capital
                                                                             appreciation.
-------------------------------------------------------------------------------------------------




 DWS Investments VIT Funds                    Deutsche Investment
                                           Management Americas Inc.
  --DWS Small Cap Index  VIP--Class       Subadviser: Northern Trust       - The fund seeks to
 A Shares                                      Investments, Inc.             replicate, as
                                                                             closely as
                                                                             possible, before
                                                                             the deduction of
                                                                             expenses, the
                                                                             performance of the
                                                                             Russell 2000 Index,
                                                                             which emphasizes
                                                                             stocks of small
                                                                             U.S. companies.
-------------------------------------------------------------------------------------------------



 DWS Variable Series I                  Deutsche Investment Management
                                                 Americas Inc.

  --DWS Global Small Cap Growth                                            - The fund seeks
     VIP--Class A Shares (formerly                                           above-average
     DWS Global Opportunities                                                capital
     VIP--Class A Shares)                                                    appreciation over
                                                                             the long term.
-------------------------------------------------------------------------------------------------



 DWS Variable Series II                       Deutsche Investment
                                           Management Americas Inc.
  --DWS Dreman Small Mid                   Subadviser: Dreman Value        - The fund seeks
     Cap Value VIP--Class A                    Management L.L.C.             long-term capital
     Shares                                                                  appreciation.
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity(R) Variable Insurance              Fidelity Management &
 Products Fund                              Research Company (FMR)

  --Fidelity(R) VIP                       Subadvisers: FMR Co., Inc.       - Seeks long-term
     Contrafund(R)--Initial Class      ("FMRC") and other affiliates of      capital
                                                      FMR                    appreciation.

  --Fidelity(R) VIP Equity-               Subadvisers: FMRC and other      - Seeks reasonable
     Income--Initial Class                     affiliates of FMR             income. The fund
                                                                             will also consider
                                                                             the potential for
                                                                             capital
                                                                             appreciation. The
                                                                             fund's goal is to
                                                                             achieve a yield
                                                                             which exceeds the
                                                                             composite yield on
                                                                             the securities
                                                                             comprising the S&P
                                                                             500(R) Index.

  --Fidelity(R) VIP                       Subadvisers: FMRC and other      - Seeks to achieve
     Growth--Initial Class                     affiliates of FMR             capital
                                                                             appreciation.

  --Fidelity(R) VIP Index                 Subadvisers: FMRC and Geode      - Seeks investment
     500--Initial Class                     Capital Management, LLC          results that
                                                                             correspond to the
                                                                             total return of
                                                                             common stocks
                                                                             publicly traded in
                                                                             the United States,
                                                                             as represented by
                                                                             the S&P 500(R)
                                                                             Index.

  --Fidelity(R) VIP Investment          Subadvisers: FMRC and Fidelity     - Seeks as high a
     Grade Bond--Initial Class                 Investments Money             level of current
                                       Management, Inc. (FIMM) and other     income as is
                                               affiliates of FMR             consistent with the
                                                                             preservation of
                                                                             capital.

  --Fidelity(R) VIP Mid-Cap--             Subadvisers: FMRC and other      - Seeks long-term
     Initial Class                             affiliates of FMR             growth of capital.

  --Fidelity(R) VIP Money                 Subadvisers: FIMM and other      - Seeks as high a
     Market--Initial Class                     affiliates of FMR             level of current
                                                                             income as is
                                                                             consistent with
                                                                             preservation of
                                                                             capital and
                                                                             liquidity.

  --Fidelity(R) VIP                       Subadvisers: FMRC and other      - Seeks long-term
     Overseas--Initial Class                   affiliates of FMR             growth of capital.


  --Fidelity(R) VIP Value                 Subadvisers: FMRC and other      - Seeks capital
     Leaders--Initial Class                    affiliates of FMR             appreciation.


  --Fidelity(R) VIP Value                 Subadvisers: FMRC and other      - Seeks capital
     Strategies--Service Class 2               affiliates of FMR             appreciation.


-------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance            Strategic Advisers, Inc.
 Products Freedom Funds

  --Fidelity(R) VIP Freedom 2010                                           - Seeks high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2020                                           - Seeks high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity(R) Variable Insurance
 Products Freedom Funds
 (continued):



  --Fidelity(R) VIP Freedom 2030                                           - Seeks high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2040                                           - Seeks high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.
-------------------------------------------------------------------------------------------------


 Janus Aspen Series                              Janus Capital
                                                Management LLC

  --Janus Aspen Balanced                                                   - Seeks long-term
     Portfolio--Institutional                                                capital growth,
     Shares                                                                  consistent with
                                                                             preservation of
                                                                             capital and
                                                                             balanced by current
                                                                             income.

  --Janus Aspen Enterprise                                                 - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares

  --Janus Aspen Forty                                                      - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares

  --Janus Aspen Worldwide                                                  - Seeks long-term
     Portfolio--Institutional                                                growth of capital
     Shares                                                                  in a manner
                                                                             consistent with the
                                                                             preservation of
                                                                             capital.
-------------------------------------------------------------------------------------------------



 Lazard Retirement Series                        Lazard Asset
                                                Management LLC

  --Lazard Retirement                                                      - Seeks long term
     International Equity Portfolio                                          capital
                                                                             appreciation.
-------------------------------------------------------------------------------------------------



 Lincoln Variable Insurance               Lincoln Investment Advisors      - Seeks capital
 Products Trust                                   Corporation                appreciation
                                           Subadvisor -- BAMCO, Inc.         through long-term
  --LVIP Baron Growth                                                        investments in
     Opportunities Fund--                                                    securities of small
     Service Class                                                           and mid-sized
                                                                             companies with
                                                                             undervalued assets
                                                                             or favorable growth
                                                                             prospects.
-------------------------------------------------------------------------------------------------



 Lord Abbett Series Fund, Inc.              Lord, Abbett & Co. LLC
                                                ("Lord Abbett")

  --Lord Abbett Mid-Cap Value                                              - Seeks capital
     Portfolio                                                               appreciation
                                                                             through
                                                                             investments,
                                                                             primarily in equity
                                                                             securities, which
                                                                             are believed to be
                                                                             undervalued in the
                                                                             marketplace.
-------------------------------------------------------------------------------------------------



 MFS(R) Variable Insurance Trust            Massachusetts Financial
                                               Services Company
                                                    ("MFS")

  --MFS(R) Utilities                                                       - Seeks total return.
     Series--Initial Class

  --MFS(R) Value Series--Initial                                           - Seeks capital
     Class                                                                   appreciation.

-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance Trust II         Massachusetts Financial
                                               Services Company
                                                    ("MFS")

  --MFS(R) Global Tactical                                                 - Seeks total return.
     Allocation--Initial Class

-------------------------------------------------------------------------------------------------


 Neuberger Berman Advisers                     Neuberger Berman            - The Fund seeks
 Management Trust                               Management LLC               growth of capital.
                                         Subadviser: Neuberger Berman        To pursue this
  --Neuberger Berman AMT                              LLC                    goal, the Fund
     Partners Portfolio--Class I                                             invests mainly in
                                                                             common stocks of
                                                                             mid-to-large
                                                                             capitalization
                                                                             companies.

-------------------------------------------------------------------------------------------------


 Oppenheimer Variable                       Oppenheimer Funds, Inc.
 Account Funds

  --Oppenheimer Capital                                                    - Seeks capital
    Appreciation                                                             appreciation by
    Fund/VA--Non-Service Shares                                              investing in
                                                                             securities of well-
                                                                             known, established
                                                                             companies.

-------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance Trust               Pacific Investment
                                            Management Company LLC
                                                   ("PIMCO")

  --PIMCO Global Bond Portfolio                                            - Seeks maximum total
     (Unhedged)--Administrative                                              return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO High Yield                                                       - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

 --PIMCO Long-Term
     U.S. Government Portfolio--                                           - Seeks maximum total
     Administrative Class Shares                                             return, consistent
                                                                             with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.


  --PIMCO Low Duration                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Real Return                                                      - Seeks maximum real
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of real capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Total Return                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

-------------------------------------------------------------------------------------------------



 Royce Capital Fund                         Royce & Associates, LLC

  --Royce Micro-Cap                                                        - Seeks long-term
     Portfolio--Investment Class                                             growth of capital.

  --Royce Small-Cap                                                        - Seeks long-term
     Portfolio--Investment Class                                             growth of capital.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 T. Rowe Price Equity                   T. Rowe Price Associates, Inc.
 Series, Inc.

  --T. Rowe Price Blue Chip Growth                                         - Seeks to provide
     Portfolio                                                               long-term capital
                                                                             growth. Income is a
                                                                             secondary
                                                                             objective.

  --T. Rowe Price Equity Income                                            - Seeks to provide
     Portfolio--I                                                            substantial
                                                                             dividend income as
                                                                             well as long-term
                                                                             growth of capital
                                                                             through investments
                                                                             in the common
                                                                             stocks of
                                                                             established
                                                                             companies.

  --T. Rowe Price Equity Index 500                                         - Seeks to match the
     Portfolio                                                               performance of the
                                                                             Standard & Poor's
                                                                             500 Stock Index(R).

  --T. Rowe Price New America                                              - Seeks to provide
     Growth Portfolio                                                        long-term capital
                                                                             growth by investing
                                                                             primarily in the
                                                                             common stocks of
                                                                             growth companies.

  --T. Rowe Price Personal                                                 - Seeks the highest
     Strategy Balanced Portfolio                                             total return over
                                                                             time consistent
                                                                             with an emphasis on
                                                                             both capital
                                                                             appreciation and
                                                                             income.


-------------------------------------------------------------------------------------------------


 T. Rowe Price International            T. Rowe Price Associates, Inc.
 Series, Inc.


  --T. Rowe Price International            Subadviser: T. Rowe Price       - Seeks long-term
     Stock Portfolio                           International Ltd             growth of capital
                                                                             through investments
                                                                             primarily in the
                                                                             common stocks of
                                                                             established, non-
                                                                             U.S. companies.

-------------------------------------------------------------------------------------------------


 T. Rowe Price Fixed Income Series,     T. Rowe Price Associates, Inc.
 Inc.

  --T. Rowe Price Limited-Term                                             - Seeks a high level
     Bond Portfolio                                                          of income
                                                                             consistent with
                                                                             moderate
                                                                             fluctuations in
                                                                             principal value.

-------------------------------------------------------------------------------------------------


 The Universal Institutional Funds,             Morgan Stanley
 Inc.                                     Investment Management, Inc.

  --UIF Emerging Markets Debt                                              - Seeks high total
     Portfolio--Class I                                                      return by investing
                                                                             primarily in fixed
                                                                             income securities
                                                                             of government and
                                                                             government-related
                                                                             issuers and, to a
                                                                             lesser extent, of
                                                                             corporate issuers
                                                                             in emerging market
                                                                             countries.

  --UIF Emerging Markets Equity           Subadvisers: Morgan Stanley      - Seeks long-term
     Portfolio--Class I                Investment Management Company and     capital
                                           Morgan Stanley Investment         appreciation by
                                              Management Limited             investing primarily
                                                                             in growth-oriented
                                                                             equity securities
                                                                             of issuers in
                                                                             emerging market
                                                                             countries.

  --UIF U.S. Real Estate                                                   - Seeks above average
     Portfolio--Class I                                                      current income and
                                                                             long-term capital
                                                                             appreciation by
                                                                             investing primarily
                                                                             in equity
                                                                             securities of
                                                                             companies in the
                                                                             U.S. real estate
                                                                             industry, including
                                                                             real estate
                                                                             investment trusts
                                                                             ("REITs").

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Van Eck VIP                                  Van Eck Associates
 Trust:                                           Corporation

  --Van Eck VIP Global Bond Fund                                           - Seeks high total
                                                                             return-income plus
                                                                             capital
                                                                             appreciation-by
                                                                             investing globally,
                                                                             primarily in a
                                                                             variety of debt
                                                                             securities.

  --Van Eck VIP Global Hard Assets                                         - Seeks long-term
     Fund                                                                    capital
                                                                             appreciation by
                                                                             investing primarily
                                                                             in "hard assets"
                                                                             securities. Income
                                                                             is a secondary
                                                                             objective.


  --Van Eck VIP                        Subadvisers: Centaur Performance    - Seeks absolute
    Multi-Manager Alternatives                    Group, LLC,                (positive) returns
    Fund                                   Dix Hills Partners, LLC,          in various market
                                         Lazard Asset Management LLC,        cycles.
                                         Martingale Asset Management,
                                                     L.P.,
                                       PanAgora Asset Management, Inc.,
                                        Primary Funds, LLC and Viathon
                                                 Capital L.P.
-------------------------------------------------------------------------------------------------





     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.


     Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. Beginning on May 24, 2011, policyholders will have access to an online tool, provided by a third party, that is designed to assist them with deciding how to allocate the Cash Value of their policy among the available Investment Divisions. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.


INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance charge, per thousand Face Amount charge, or rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.





                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase an CorpExec Accumulator VUL policy. The following is a summary explanation of these charges.

                        DEDUCTIONS FROM PREMIUM PAYMENTS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state premium tax charge, and a federal tax charge.


SALES EXPENSE CHARGE

     We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

     Current Sales Expense Charges if no Supplementary Term Rider is Elected--

     (1) Policy Year One: We deduct 16.25% from any premiums paid up to the Target Premium. We deduct 0.75% from any additional premiums paid in that Policy Year.

     (2) Policy Years Two through Four: We expect to deduct 9.75% from any premiums paid up to the Target Premium for those Policy Years. We expect to deduct 4% from any additional premiums paid in those Policy Years.

     (3) Policy Years Five through Seven: We expect to deduct 1.75% from any premiums paid up to the Target Premium for those Policy Years. We expect to deduct 1.75% from any additional premiums paid those Policy Years.

     (4) Policy Year Eight and Thereafter, We do not currently expect to deduct a sales expense charge from any premiums paid during those years.

     Current Charges if the Supplementary Term Rider is Elected--The Sales Expense Charge for any premiums paid up to the Target Premium after adding the Supplementary Term Rider equals the current Sales Expense Charge for the policy shown above, multiplied by the ratio of the Face Amount divided by the Target Face Amount.


     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy, or the Target Face Amount if the Supplementary Term Rider is elected. The Target Face Amount is equal to the Face Amount of the policy plus the Term Face Amount. Any change to the policy which results in a change to the Face Amount, will change the Target Premium and the Target Face Amount.


     Guaranteed maximum Sales Expense Charge--We may change the Sales Expense Charge at any time.

          (1) Policy Year One: We guarantee that any Sales Expense Charge will never exceed 19.25% from any premiums paid up to the Target Premium. We guarantee that any Sales Expense Charge on premiums paid in excess of the Target Premium will never exceed 7%

          (2) Policy Years Two through Four: We guarantee that any Sales Expense Charge will never exceed 12.75% from any premiums paid up to the Target Premium. We guarantee that any Sales Expense Charge on premiums paid in excess of the Target Premium will never exceed 7% in those Policy Years.

          (3) Policy Years Five through Seven: We guarantee that any Sales Expense Charge will never exceed 4.75% from any premiums paid in those years.

          (4) Policy Year Eight and subsequent: We guarantee that any Sales Expense Charge will never exceed 3% from any premiums paid in those years.

STATE PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain other jurisdictions).

     We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Premium Tax Charge Back", and the rate may not be changed for the life of the policy. The amount we deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

     During the first 7 Policy Years, we currently deduct 2.00% of each premium payment you make. We will not impose a state premium tax charge greater than 2%, unless there is a change in applicable law.

     Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%, unless there is a change in applicable law.

     During Policy Years one through seven, we currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, we expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders you select) and a per thousand Face Amount charge. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

     The monthly contract charge compensates us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     The monthly charge is currently equal to $0.00 in Policy Year 1 and $10.00 thereafter ($120 per year).

     If the cost of providing these administrative services increases, we reserve the right to increase this charge, up to a maximum of $15.00 ($180.00 per year).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. For policies sold on a guaranteed issue basis, the current rates are also based on other underwriting parameters, including the number of employees at your employer who are eligible to purchase a policy, the percentage of those eligible employees who purchased a policy, and the amount, if any, that your employer contributes to your premium payments. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                 a times (b - c)

     Where:    a = the applicable cost of insurance rate per $1,000 of insurance
             b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737, and for

             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, per thousand face amount charge and any charges for riders are deducted).


     The cost of insurance charge could be as little as zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     We currently deduct a monthly per thousand Face Amount charge that varies based on risk class, gender, policy duration, underwriting class, Face Amount of the policy, and, if the Supplementary Term Rider is elected, the Term Face Amount. For policies sold on a guaranteed issue basis, the current rates are also based on other underwriting parameters, including the number of employees at your employer who are eligible to purchase a policy, the percentage of those eligible employees who purchased a policy, and the amount, if any, that your employer contributes to your premium payments. We guarantee that the per thousand Face Amount charge will never exceed $1.20 per thousand ($14.40 per year) of Face Amount.

     We will no longer deduct the per thousand Face Amount charge after the insured reaches age 95.

RIDER CHARGES

     Each month, we include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the First 10 Policy Years, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is equal to the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) 3.00%, and (2) the effective annual loan interest rate less 2.00%. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

MORTALITY AND EXPENSE RISK CHARGE

     Current--The Mortality and Expense Risk charge will vary depending on how long you have owned your policy and its Cash Value. We currently expect to deduct a Mortality and Expense Risk charge equal to the following annual rates:

          1) Policy Years One through Ten. 0.45% of the first $25,000 of separate account value; 0.37% of separate account value between $25,000 and $200,000; and 0.20% of separate account value in excess of $200,000.

          2) Policy Year 11 and thereafter. 0.40% of the first $25,000 of separate account value; 0.32% of separate account value between $25,000 and $200,000; and 0.15% of separate account value in excess of $200,000.

     The Mortality and Expense Risk Charge is deducted in equal monthly installments on each Monthly Deduction Day.

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, of the average daily net asset value of each Investment Division's assets.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what we estimated.

     If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

     You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, any rider charges, the monthly contract charge, monthly per thousand of insurance charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the up to 20 Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

     If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, we will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven't given us instructions on how you would like us to allocate these expense charge deductions, we will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

                                  FUND CHARGES

     Each Investment Division purchases shares of the corresponding Portfolio at the shares' net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Annual Fund Operating Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS


     This example is based on the charges applicable to a policy during the First Policy Year, issued to a non-smoking insured male, issue age 55, who is part of a group with employer contributions and 100% employee participation with an initial Face Amount of $200,000 with a Target Premium of $13,126 who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:


Premium Paid.....................................................   $6,000

less:     Below Target Premium Sales Expense Charge..............      975
          Above Target Premium Sales Expense Charge..............        0
          State Tax Charge (2%)..................................      120
          Federal Tax Charge (1.25%).............................       75
                                                                    ------
equals:   Net Premium............................................   $4,830
less:     Mortality and Expense Risk charge
          (varies monthly).......................................       21
less:     Charges for Cost of Insurance
          (varies monthly).......................................      344
          Monthly contract charge
          ($10.00 per month in Policy Years 2 and following).....        0
          Per Thousand Face Amount Charge........................       19
                                                                    ------
plus:     Net investment performance
          (varies daily).........................................      236
                                                                    ------
equals:   Cash Value.............................................   $4,682
plus:     Deferred Premium Load Account..........................    1,035
                                                                    ------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).......................   $5,717


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.





                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     - increase/decrease the Face Amount

     - choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     - delete riders

     - change beneficiary

     - change underlying investment options

     - take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by providing us with the required information in writing in a form acceptable to us, delivered to the Service Office listed on the first page of this prospectus.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Owner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See "Federal Income Tax Considerations: Life Insurance Status of Policy" and for more information.

                                   THE POLICY

     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 80 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and interest accrued on Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $100,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

     - the amount and frequency of premium payments;

     - the investment experience of the Investment Divisions you choose;

     - the interest credited on the amount in the Fixed Account;

     - the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     - the amount of charges we deduct.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value less policy debt.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 81 Allocation Alternatives.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A "Valuation Day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

     The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b)

          Where: a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends paid or capital
                        gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     The policyowner may make transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     - Maximum Transfer.--The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. At any time after the Policy Year during which the Insured's 65th birthday occurs, or another date you request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     - Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

     - Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing.

     Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     - reject a transfer request from you or from any person acting on your behalf,

     - restrict the method of making a transfer,

     - charge you for any redemption fee imposed by an underlying Fund, and/or

     - limit the dollar amount, frequency or number of transfers.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by our service office at the address listed on the first page of this prospectus. We will provide you with written notice when We take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

     WE MAY CHANGE THESE LIMITATIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

     - Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on Portfolio management, such as:

             a) impeding a Portfolio manager's ability to sustain an investment objective;

             b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

             c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. Three riders are available: a Supplementary Term Rider ("STR"), an Overloan Protection Rider and a Spouse's Paid up Insurance Purchase Option Rider.

SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit ("Term Face Amount"), when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     - Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     - Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     - Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. As your policy's Alternative Cash Surrender Value, and the percentage (shown in the policy) of the Alternative Cash Surrender Value used for determining the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, change over time, the Life Insurance Benefit payable under the Base Policy may automatically increase or decrease. When this occurs, the Term Insurance Benefit will automatically be adjusted based on the Life Insurance Benefit Option you have chosen.

     Within certain limits, the policyowner may:

     - Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     - Convert this rider to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 95, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider may have lower sales expense charges. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUM PAYMENTS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under the term rider since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the term rider is higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same death benefit through base policy coverage than for sales of term rider coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options. For more information about comparing term rider and base policy coverage, see the "Distribution and Compensation Arrangements" section.

OVERLOAN PROTECTION RIDER

     Subject to state availability, your policy will include the Overloan Protection Rider if you have elected the Guideline Premium Test as the policy's Life Insurance Qualification Test. (See "Policy Payment Information--Life Insurance Benefit Options.") When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges.

     In order to activate the Overloan Protection Rider you must provide us with a written request in a form acceptable to us delivered to us at our Service Office listed on the first page of this prospectus. A one-time charge will be deducted from the policy's Cash Value on the activation date. There is no charge if the rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

     - The base policy must be in effect for at least 15 years.

     - The insured must be at least age 75.

     - The Life Insurance Benefit Option elected under the base policy is Option 1.

     - Policy Debt exceeds the Face Amount of the policy in effect at the time of activation.

     - Policy Debt must be equal to or less than 99% of the policy Cash Value after the deduction of the one time rider charge.

     - Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

     We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following your written request to activate. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect:

     - The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy's Cash Value.

     - The Life Insurance Benefit payable will be the larger of (A) or (B), where:

          (A) = the Face Amount, and

          (B) = the greater of either the:

               i. policy's Cash Value, or

               ii. Unpaid Loan plus accrued loan interest on the policy

     multiplied by the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the internal Revenue Code.

     - Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

     - Any riders other than the Overloan Protection Rider will end.

     - No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

     - No additional loans or loan repayments will be permitted.

     - Loan interest will continue to accrue.

     - No further Monthly Deductions will be taken.

     This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. Anyone contemplating the purchase of the policy with the intention of pursuing this strategy or otherwise exercising the "overloan protection" provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see "Federal Income Tax Considerations--Modified Endowment Contract Status"). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability. There is no charge for this rider.

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     - the dollar amount you want to have transferred (minimum transfer $100);

     - the Investment Division you want to transfer money from;

     - the Investment Division(s) and/or Fixed Account you want to transfer money to;

     - the date on which you want the transfers to be made, within limits; and

     - how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     To cancel the Dollar Cost Averaging option, we must receive a written request, in a form acceptable to us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION


     If you choose the Automatic Asset Reallocation ("AAR") feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Accumulation Value is $2,500 or more. To set up AAR, you must send a completed AAR form in a form acceptable to us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the AAR feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.



     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Accumulation Value is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment

Divisions under this feature. We do not count AAR transfers against any limitations we may impose on the number of free transfers.



     To cancel the AAR feature, we must receive a written request in a form acceptable to us at our Service Office listed on the first page of this prospectus. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.


24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange in a form acceptable to us to our Service Office address listed on the first page of this prospectus. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

     Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and you will have to pay sales expense charges on the new policy (See "Charges Associated With the Policy -- Sales Expense Charge" for more information.) Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

                                PREMIUM PAYMENTS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 95. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premium payments must be sent to our Premium Remittance Center at the address noted on the first page of this prospectus. The policyowner selects a premium payment schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value. You can call the telephone number listed on the first page of this prospectus to determine if we have received your premium payment.

     No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.

     Subsequent premium payments must also be sent to the Service Office address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time until the Insured reaches age 95. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Net Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium payment will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that we have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which we have received all of the information needed to credit the premium payment.



     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.


FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address we indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information. Call us at the number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or the date we receive your policy delivery receipt, whichever is later, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages must total 100%.


PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. If we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time we agree to reinstate it.


                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge and the per thousand Face Amount charge. The minimum amount allowed for an increase in Face Amount is $5,000. We do not charge a fee for a Face Amount increase.

     In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $5,000. We do not charge a fee for a Face Amount decrease.

     A policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

            1) the Life Insurance Benefit calculated under the Life Insurance
               Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 95. See "Federal Income Tax Considerations."

BENEFICIARIES OR PAYEES

     You have certain options regarding the policy's beneficiary:

     - You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

     - You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     - To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to us to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

     - If no beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     - If the policy is still in effect, we will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address we indicate to you in writing).

     - We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:


       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or


       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     - We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     - We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     - Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     - If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the

Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. The death benefit will be paid in one sum.

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value less any Policy Debt. Also, no further monthly deductions will be made for cost of insurance and monthly per thousand of face amount charges. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 95. (See "Federal Income Tax Considerations"-- Life Insurance Status of Policy" for more information.)

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the

Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor
    Table.......................................      215%       215%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from Corridor Table...........  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)        $107,500   $100,000


     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 25,000
(3) Percentage on Date of Death from CVAT
    Table.......................................      345%       345%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from CVAT Table...............  $172,500   $ 86,250
(5) Death Benefit = Greater of (1) and (4)......  $172,500   $100,000


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, you can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to us at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).


                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to us, that gives us the information we need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Face Amount provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Face Amount, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face Amount or Term Face Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Policy Face or Term Face Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

     While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See "Federal Income Tax Considerations" for more information.)


                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal from the policy's Cash Value at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least

$500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to us at our Service Office address listed on the first page of this prospectus.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($100,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between:

          (a) the amount of the surrender, and

          (b) the greater of

               (i) zero, or

               (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the surrender, the policy Face Amount will be reduced by the difference between:

          (a) the amount of the surrender less the Cumulative Premium Amount immediately prior to the surrender; and

          (b) the greater of:

               (i) the ACSV of the policy immediately prior to the surrender, less the Cumulative Premium Amount, minus the policy Face Amount divided by the applicable percentage shown in the policy, for the Insured's age at the time of surrender, or

               (ii) zero.

     If the above results in zero or a negative amount, there will be no adjustment in the policy Face Amount.

     Any decrease in policy Face Amount caused by payment of a partial surrender will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date we receive your signed request in a form acceptable to us at our Service Office.

     A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See "Federal Income Tax Considerations".)

                                   SURRENDERS

CASH VALUE

     After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request, in a form acceptable to us, at our Service Office, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Office.

     You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the owner has not been changed. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1....................  0.0000%
Policy Year 2....................  0.8742%
Policy Year 3....................  0.9767%
Policy Year 4....................  1.1066%
Policy Year 5....................  1.2764%
Policy Year 6....................  1.5079%
Policy Year 7....................  1.8423%
Policy Year 8....................  2.3688%
Policy Year 9....................  3.3224%
Policy Year 10...................  5.6126%
Policy Year 11...................   100.0%
Policy Year 12...................   100.0%
Policy Year 13...................   100.0%
Policy Year 14...................   100.0%
Policy Year 15...................   100.0%
Policy Year 16...................   100.0%
Policy Year 17...................   100.0%
Policy Year 18...................   100.0%
Policy Year 19...................   100.0%
Policy Year 20...................   100.0%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule

Policy Year 2...................  99.1258%
Policy Year 3...................  99.0233%
Policy Year 4...................  98.8934%
Policy Year 5...................  98.7236%
Policy Year 6...................  98.4921%
Policy Year 7...................  98.1577%
Policy Year 8...................  97.6312%
Policy Year 9...................  96.6776%
Policy Year 10..................  94.3874%
Policy Year 11..................      0.0%



Policy Year 12.....................  0.0%
Policy Year 13.....................  0.0%
Policy Year 14.....................  0.0%
Policy Year 15.....................  0.0%
Policy Year 16.....................  0.0%
Policy Year 17.....................  0.0%
Policy Year 18.....................  0.0%
Policy Year 19.....................  0.0%
Policy Year 20.....................  0.0%

         multiplied by the Deferred Premium load percentage shown on the following schedule:

Policy Year 1.......................  85%
Policy Year 2.......................  75%
Policy Year 3.......................  55%
Policy Year 4.......................  55%
Policy Year 5.......................  55%
Policy Year 6.......................  55%
Policy Year 7.......................  55%
Policy Year 8.......................  55%
Policy Year 9.......................  55%
Policy Year 10......................  55%
Policy Year 11......................   0%
Policy Year 12......................   0%
[Policy Year 13.....................   0%
Policy Year 14......................   0%
Policy Year 15......................   0%
Policy Year 16......................   0%
Policy Year 17......................   0%
Policy Year 18......................   0%
Policy Year 19......................   0%
Policy Year 20......................   0%


         and

     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest that we declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

     To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request. A surrender may result in taxable income and penalty tax to you. See "Federal Income Tax Considerations" for more information.

                                      LOANS


     Using the policy as sole security, you may request to borrow up to the loan value of the policy. The loan value on any given date is equal to 95% of an amount equal to your policy's Cash Value less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.


LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless you request otherwise) equal to:

(1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day we receive your loan request in a form acceptable to us at the Service Office listed on the first page of this prospectus, if we receive it before the NYSE closes. Requests received after the NYSE closes are effective the next Business Day.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this monthly. Amounts first will be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The balance in the Loan Account earns interest at a rate we determine, which will never be more than 2% lower than the rate we charge for policy loans or less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the effective annual rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is the same as the effective annual rate we charge for loan interest. These rates are not guaranteed. We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     While the guaranteed maximum annual loan interest rate is 6.00%, currently we charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 4.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 4.00%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See, "TERMINATION AND REINSTATEMENT--Reinstatement Option.")

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your policy's Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.



                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to us at our Service Office.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in "Other Tax Issues" below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.



     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.


MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the seven-pay premiums. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

     The policy provides that beginning on the Policy Anniversary on which the insured is age 95, no further planned or unplanned premiums will be allowed and no further deductions for Cost of Insurance and Per Thousand Face Amount Charges will be made from the Cash Value. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Alternative Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS is considering the status of a life insurance policy after the insured reaches the maturity date of the policy, in this case age 95. The IRS has not yet published final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES


     Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, Federal estate and generation-skipping transfer taxes were reinstated in 2011. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.


QUALIFIED PLANS

     The policies may not be used with qualified plans.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.



                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

     Commission rates will vary depending on whether the Supplementary Term Rider ("STR") has been added. Compensation rates for policies with the same initial death benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative's advice to you about the relative amounts of base policy and term insurance coverage you should purchase.


     Broker-dealers will be paid commission not to exceed 25% of premiums paid up to the Target Premium in Policy Year 1, 12.6% for Policy Years 2-4 and 3% for Policy Years 5-7 on premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-7. Product sales began in January 2010. Total commissions paid in the fiscal year ended December 31, 2010 were $689,913.


     We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive additional compensation based on a percentage of a policy's cash value.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify us within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                STATE VARIATIONS

     The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your Policy.

CALIFORNIA:

     Free Look. Within 10 days after delivery (30 days if you are 60 years old or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date we are notified. The amount we refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 55, who is part of a group with employer contributions and 100% employee participation, with a planned annual premium of $6,000 for 10 years, an initial face amount of $200,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.45% on the first $25,000 of Separate Account Value, 0.37% on Separate Account Value balances between $25,000 and $200,000, and 0.20% on Separate Account Value balances in excess of $200,000 during policy years 1-10. It reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.40% on the first $25,000 of Separate Account Value, 0.32% on Separate Account Value balances greater than $25,000 but less than $200,000, and 0.15% on Separate Account Value balances in excess of $200,000 during policy years 11 and subsequent.


     Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                            CorpExec Accumulator VUL


                                     TABLE 1

                 MALE ISSUE AGE 55, NONSMOKER, GUARANTEED ISSUE
                   PLANNED ANNUAL PREMIUM: $6,000 FOR 10 YEARS
                          INITIAL FACE AMOUNT: $200,000
                         LIFE INSURANCE BENEFIT OPTION 1

                             GUIDELINE PREMIUM TEST

                            ASSUMING CURRENT CHARGES



                                                                                                                      END OF YEAR
                                                                                                                          CASH
                                                                                                                       SURRENDER
                                                                                                                        VALUE(1)
                                                                                                                        ASSUMING
                                                                                                                      HYPOTHETICAL
                         END OF YEAR DEATH BENEFIT(1)                        END OF YEAR CASH VALUE(1)                GROSS ANNUAL
                         ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS                INVESTMENT
                         ANNUAL INVESTMENT RETURN OF                        ANNUAL INVESTMENT RETURN OF                RETURN OF
  VALUE(1)     -----------------------------------------------    -----------------------------------------------    -------------
POLICY YEAR          0%               6%              10%               0%               6%              10%               0%
-----------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      1           200,000          200,000          200,000            4,408            4,682            4,866            5,442
      2           200,000          200,000          200,000            8,996            9,838           10,419           10,511
      3           200,000          200,000          200,000           13,357           15,063           16,277           15,155
      4           200,000          200,000          200,000           17,532           20,400           22,509           19,558
      5           200,000          200,000          200,000           22,075           26,441           29,759           24,028
      6           200,000          200,000          200,000           26,507           32,720           37,598           28,342
      7           200,000          200,000          200,000           30,822           39,244           46,076           32,486
      8           200,000          200,000          200,000           35,168           46,184           55,418           36,530
      9           200,000          200,000          200,000           39,393           53,405           65,545           40,396
     10           200,000          200,000          200,000           43,494           60,921           76,534           44,058
     15           200,000          200,000          200,000           33,072           69,168          109,326           33,072
     20           200,000          200,000          200,000           17,909           75,995          159,146           17,909
     25                 0          200,000          250,583                0           79,110          238,651                0
                 END OF YEAR CASH SURRENDER
                      VALUE(1) ASSUMING
                  HYPOTHETICAL GROSS ANNUAL
                    INVESTMENT RETURN OF
  VALUE(1)     ------------------------------
POLICY YEAR          6%              10%
-----------    -------------    -------------
      1             5,717            5,900
      2            11,354           11,934
      3            16,861           18,075
      4            22,426           24,536
      5            28,394           31,712
      6            34,555           39,433
      7            40,908           47,740
      8            47,546           56,780
      9            54,407           66,547
     10            61,485           77,099
     15            69,168          109,326
     20            75,995          159,146
     25            79,110          238,651





Assuming a fund fee average of 0.83%:


0% gross = -0.83% net


6% gross = 5.12% net


10% gross = 9.09% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                            CorpExec Accumulator VUL

                                     TABLE 2

                 MALE ISSUE AGE 55, NONSMOKER, GUARANTEED ISSUE
                   PLANNED ANNUAL PREMIUM: $6,000 FOR 10 YEARS
                          INITIAL FACE AMOUNT: $200,000
                         LIFE INSURANCE BENEFIT OPTION 1

                             GUIDELINE PREMIUM TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                                                      END OF YEAR
                                                                                                                          CASH
                                                                                                                       SURRENDER
                                                                                                                        VALUE(1)
                                                                                                                        ASSUMING
                                                                                                                      HYPOTHETICAL
                         END OF YEAR DEATH BENEFIT(1)                        END OF YEAR CASH VALUE(1)                GROSS ANNUAL
                         ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS                INVESTMENT
                         ANNUAL INVESTMENT RETURN OF                        ANNUAL INVESTMENT RETURN OF                RETURN OF
  VALUE(1)     -----------------------------------------------    -----------------------------------------------    -------------
POLICY YEAR          0%               6%              10%               0%               6%              10%               0%
-----------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      1           200,000          200,000          200,000            3,138            3,367            3,520            4,286
      2           200,000          200,000          200,000            6,515            7,189            7,655            8,195
      3           200,000          200,000          200,000            9,722           11,060           12,016           11,685
      4           200,000          200,000          200,000           12,788           15,011           16,651           14,968
      5           200,000          200,000          200,000           16,170           19,529           22,090           18,264
      6           200,000          200,000          200,000           19,372           24,126           27,868           21,337
      7           200,000          200,000          200,000           22,380           28,790           34,005           24,163
      8           200,000          200,000          200,000           25,264           33,603           40,620           26,756
      9           200,000          200,000          200,000           27,884           38,434           47,619           29,017
     10           200,000          200,000          200,000           30,247           43,296           55,057           30,917
     15           200,000          200,000          200,000            9,707           34,426           63,030            9,707
     20                 0          200,000          200,000                0           10,843           66,244                0
     25                 0                0          200,000                0                0           53,099                0
                 END OF YEAR CASH SURRENDER
                      VALUE(1) ASSUMING
                  HYPOTHETICAL GROSS ANNUAL
                    INVESTMENT RETURN OF
  VALUE(1)     ------------------------------
POLICY YEAR          6%              10%
-----------    -------------    -------------
      1             4,514            4,668
      2             8,870            9,336
      3            13,024           13,980
      4            17,191           18,831
      5            21,624           24,185
      6            26,090           29,833
      7            30,573           35,788
      8            35,095           42,112
      9            39,567           48,752
     10            43,965           55,727
     15            34,426           63,030
     20            10,843           66,244
     25                 0           53,099





Assuming a fund fee average of 0.83%:


0% gross = -0.83% net


6% gross = 5.12% net


10% gross = 9.09% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec Accumulator VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1



     Information about CorpExec Accumulator VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec Accumulator VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

     For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED


                                   MAY 1, 2011


                                       FOR

                              CORPEXEC ACCUMULATOR
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec Accumulator VUL prospectus. You should read the SAI in conjunction with the current CorpExec Accumulator VUL prospectus dated May 1, 2011 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") or by writing to NYLIAC at the Service Office telephone number and address listed on the first page of the Corp Exec Accumulator VUL prospectus. Terms used but not defined in the SAI have the same meaning as in the current CorpExec Accumulator VUL prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1


     CORPEXEC ACCUMULATOR VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

                           NYLIAC CORPORATE SPONSORED
                             VARIABLE UNIVERSAL LIFE
                               SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010





                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         COMMON
                                             BOND--             CASH             STOCK--
                                          INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $4,077,972       $136,673,507      $109,448,936
  Dividends due and accrued...........             --              1,076                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --             13,172                22

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --                316               646
                                           ----------       ------------      ------------
       Total net assets...............     $4,077,972       $136,687,439      $109,448,312
                                           ==========       ============      ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $   15,868       $ 12,157,735      $  1,989,515
     Series II Policies...............             --            785,445        91,830,750
     Series III Policies..............      4,062,104        123,744,259        15,628,047
                                           ----------       ------------      ------------
       Total net assets...............     $4,077,972       $136,687,439      $109,448,312
                                           ==========       ============      ============
     Series I Variable accumulation
       unit value.....................     $    19.18       $       1.32      $      13.04
                                           ==========       ============      ============
     Series II Variable accumulation
       unit value.....................     $       --       $       1.16      $      15.27
                                           ==========       ============      ============
     Series III Variable accumulation
       unit value.....................     $    14.09       $       1.16      $      12.53
                                           ==========       ============      ============

Identified Cost of Investment.........     $4,056,886       $136,683,882      $114,856,678
                                           ==========       ============      ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                 MAINSTAY VP
                                                               MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME
       CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--
       INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
---------------------------------------------------------------------------------------------------------------------------------


         $814,829           $748,315         $2,195,269        $11,330,488       $24,846,249      $229,135,365         $   --
               --              2,970                 --                 --                --                --             --

                9                  9                 --                 --                53             2,425             --



                3                 --                 --                  4                 1             1,446             --
         --------           --------         ----------        -----------       -----------      ------------         ------
         $814,835           $751,294         $2,195,269        $11,330,484       $24,846,301      $229,136,344         $   --
         ========           ========         ==========        ===========       ===========      ============         ======



         $    266           $     --         $       --        $   434,764       $    35,200      $  1,403,496         $   --
          507,434                 --                 --                 --            75,858       209,924,961             --
          307,135            751,294          2,195,269         10,895,720        24,735,243        17,807,887             --
         --------           --------         ----------        -----------       -----------      ------------         ------
         $814,835           $751,294         $2,195,269        $11,330,484       $24,846,301      $229,136,344         $   --
         ========           ========         ==========        ===========       ===========      ============         ======
         $  14.46           $     --         $    18.13        $     11.38       $     22.75      $      14.30         $11.47
         ========           ========         ==========        ===========       ===========      ============         ======
         $  19.06           $  10.39         $    11.56        $     12.10       $     20.92      $      15.69         $   --
         ========           ========         ==========        ===========       ===========      ============         ======
         $  16.24           $  12.07         $    13.86        $     12.16       $     15.78      $      13.80         $   --
         ========           ========         ==========        ===========       ===========      ============         ======

         $726,281           $702,735         $2,221,228        $10,208,910       $22,748,479      $230,465,639         $   --
         ========           ========         ==========        ===========       ===========      ============         ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010




                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                          INTERNATIONAL       LARGE CAP          MID CAP
                                            EQUITY--          GROWTH--           CORE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $56,684,275         $87,377         $48,352,070
  Dividends due and accrued...........              --              --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              --              --                  --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             287               1                 315
                                           -----------         -------         -----------
       Total net assets...............     $56,683,988         $87,376         $48,351,755
                                           ===========         =======         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $34,441,124         $84,961         $        --
     Series II Policies...............         648,876              --          45,840,911
     Series III Policies..............      21,593,988           2,415           2,510,844
                                           -----------         -------         -----------
       Total net assets...............     $56,683,988         $87,376         $48,351,755
                                           ===========         =======         ===========
     Series I Variable accumulation
       unit value.....................     $     18.03         $  7.59         $        --
                                           ===========         =======         ===========
     Series II Variable accumulation
       unit value.....................     $     20.30         $    --         $     21.64
                                           ===========         =======         ===========
     Series III Variable accumulation
       unit value.....................     $     16.03         $ 13.26         $     16.14
                                           ===========         =======         ===========


Identified Cost of Investment.........     $57,461,031         $63,172         $44,968,105
                                           ===========         =======         ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                              ALGER             ALGER                          ALLIANCEBERNSTEIN
        MAINSTAY VP                         SMALL CAP         SMID CAP      ALLIANCEBERNSTEIN      VPS SMALL/        AMERICAN
          S&P 500        MAINSTAY VP         GROWTH            GROWTH       VPS INTERNATIONAL    MID CAP VALUE     CENTURY(R) VP
          INDEX--     U.S. SMALL CAP--     PORTFOLIO--       PORTFOLIO--    VALUE PORTFOLIO--     PORTFOLIO--         VALUE--
       INITIAL CLASS    INITIAL CLASS   CLASS I-2 SHARES  CLASS I-2 SHARES    CLASS A SHARES     CLASS A SHARES      CLASS II
--------------------------------------------------------------------------------------------------------------------------------


       $148,720,603      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,937
                 --              --               --                --                  --                 --               --

                286              --               --                --                  --                 --               --



              1,029              --               --                --                  --                 --                4
       ------------      ----------         --------           -------          ----------         ----------       ----------
       $148,719,860      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,933
       ============      ==========         ========           =======          ==========         ==========       ==========



       $124,781,409      $       --         $     --           $    --          $       --         $       --       $       --
            411,318              --               --                --                  --                 --          549,623
         23,527,133       9,369,807          618,572            67,195           1,071,996          2,267,307          952,310
       ------------      ----------         --------           -------          ----------         ----------       ----------
       $148,719,860      $9,369,807         $618,572           $67,195          $1,071,996         $2,267,307       $1,501,933
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      12.87      $       --         $     --           $    --          $       --         $       --       $       --
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      13.16      $       --         $     --           $    --          $       --         $       --       $    12.56
       ============      ==========         ========           =======          ==========         ==========       ==========
       $      12.58      $    13.09         $  16.97           $  9.69          $     6.11         $    12.24       $    11.57
       ============      ==========         ========           =======          ==========         ==========       ==========

       $149,102,680      $7,823,050         $614,664           $51,149          $1,004,898         $1,691,410       $1,437,005
       ============      ==========         ========           =======          ==========         ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                             AMERICAN FUNDS
                                        AMERICAN FUNDS     AMERICAN FUNDS     GLOBAL SMALL
                                       ASSET ALLOCATION     GLOBAL GROWTH    CAPITALIZATION
                                            FUND--             FUND--            FUND--
                                        CLASS 2 SHARES     CLASS 1 SHARES    CLASS 2 SHARES
                                       ----------------------------------------------------

ASSETS:
  Investments, at net asset value..        $432,606           $258,153          $708,848
  Dividends due and accrued........              --                 --                --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........             109                 --                65

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................              --                 --                --
                                           --------           --------          --------
       Total net assets............        $432,715           $258,153          $708,913
                                           ========           ========          ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............        $     --           $     --          $     --
     Series II Policies............              --                 --            28,134
     Series III Policies...........         432,715            258,153           680,779
                                           --------           --------          --------
       Total net assets............        $432,715           $258,153          $708,913
                                           ========           ========          ========
     Series I Variable accumulation
       unit value..................        $     --           $     --          $     --
                                           ========           ========          ========
     Series II Variable
       accumulation unit value.....        $     --           $     --          $   8.14
                                           ========           ========          ========
     Series III Variable
       accumulation unit value.....        $  10.53           $  11.20          $  11.37
                                           ========           ========          ========

Identified Cost of Investment......        $395,791           $247,487          $590,010
                                           ========           ========          ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                       DELAWARE VIP
                      AMERICAN FUNDS  AMERICAN FUNDS                                   INTERNATIONAL    DREYFUS IP
      AMERICAN FUNDS   GROWTH-INCOME   INTERNATIONAL    CALVERT VP                     VALUE EQUITY     TECHNOLOGY
       GROWTH FUND--      FUND--          FUND--       SRI BALANCED     DAVIS VALUE      SERIES--        GROWTH--
      CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES     PORTFOLIO       PORTFOLIO    STANDARD CLASS  INITIAL SHARES
--------------------------------------------------------------------------------------------------------------------


        $8,377,949       $449,930       $9,766,043        $13,945       $1,162,289       $935,661       $1,542,768
                --             --               --             --               --             --               --

                13             --               13             --               --             --               11



                --             --               --             --               --             --               --
        ----------       --------       ----------        -------       ----------       --------       ----------
        $8,377,962       $449,930       $9,766,056        $13,945       $1,162,289       $935,661       $1,542,779
        ==========       ========       ==========        =======       ==========       ========       ==========



        $       --       $     --       $       --        $    --       $       --       $     --       $       --
                --             --               --             --               --             --               --
         8,377,962        449,930        9,766,056         13,945        1,162,289        935,661        1,542,779
        ----------       --------       ----------        -------       ----------       --------       ----------
        $8,377,962       $449,930       $9,766,056        $13,945       $1,162,289       $935,661       $1,542,779
        ==========       ========       ==========        =======       ==========       ========       ==========
        $       --       $     --       $       --        $    --       $       --       $     --       $       --
        ==========       ========       ==========        =======       ==========       ========       ==========
        $     5.47       $     --       $    12.44        $    --       $    11.35       $     --       $    12.51
        ==========       ========       ==========        =======       ==========       ========       ==========
        $    10.37       $   8.94       $    10.56        $ 12.27       $    10.47       $   7.17       $    14.52
        ==========       ========       ==========        =======       ==========       ========       ==========

        $6,642,798       $377,184       $8,421,640        $15,726       $1,026,113       $921,004       $1,125,953
        ==========       ========       ==========        =======       ==========       ========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010




                                           DREYFUS VIF         DWS DREMAN         DWS GLOBAL
                                          OPPORTUNISTIC      SMALL MID CAP      OPPORTUNITIES
                                           SMALL CAP--        VALUE VIP--           VIP--
                                          INITIAL SHARES     CLASS A SHARES     CLASS A SHARES
                                         -----------------------------------------------------


ASSETS:
  Investments, at net asset value.....       $16,624           $1,899,459           $3,658
  Dividends due and accrued...........            --                   --               --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                   --               --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                   --               --
                                             -------           ----------           ------
       Total net assets...............       $16,624           $1,899,459           $3,658
                                             =======           ==========           ======

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --           $       --           $   --
     Series II Policies...............            --                   --               --
     Series III Policies..............        16,624            1,899,459            3,658
                                             -------           ----------           ------
       Total net assets...............       $16,624           $1,899,459           $3,658
                                             =======           ==========           ======
     Series I Variable accumulation
       unit value.....................       $    --           $       --           $   --
                                             =======           ==========           ======
     Series II Variable accumulation
       unit value.....................       $ 12.54           $       --           $   --
                                             =======           ==========           ======
     Series III Variable accumulation
       unit value.....................       $ 10.36           $     9.88           $ 9.83
                                             =======           ==========           ======

Identified Cost of Investment.........       $19,979           $1,611,377           $2,558
                                             =======           ==========           ======




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









             DWS                          FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP   FIDELITY(R) VIP
          SMALL CAP     FIDELITY(R) VIP       EQUITY-         FREEDOM 2010      FREEDOM 2020      FREEDOM 2030      FREEDOM 2040
         INDEX VIP--    CONTRAFUND(R)--       INCOME--        PORTFOLIO--       PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
       CLASS A SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
       --------------------------------------------------------------------------------------------------------------------------



         $9,214,684       $26,656,088        $4,203,182        $1,813,272        $7,124,273        $4,416,933          $6,528
                 --                --                --                --                --                --              --

                 --             4,837               953               277               331             5,212              --



                 --                 9                --                --                --                --              --
         ----------       -----------        ----------        ----------        ----------        ----------          ------
         $9,214,684       $26,660,916        $4,204,135        $1,813,549        $7,124,604        $4,422,145          $6,528
         ==========       ===========        ==========        ==========        ==========        ==========          ======



         $       --       $   156,091        $      650        $       --        $       --        $       --          $   --
                 --         1,151,582             2,886                --             4,989                --              --
          9,214,684        25,353,243         4,200,599         1,813,549         7,119,615         4,422,145           6,528
         ----------       -----------        ----------        ----------        ----------        ----------          ------
         $9,214,684       $26,660,916        $4,204,135        $1,813,549        $7,124,604        $4,422,145          $6,528
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $       --       $     21.03        $    13.51        $       --        $       --        $       --          $   --
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $    10.86       $     18.81        $    14.69        $    10.96        $    10.84        $       --          $   --
         ==========       ===========        ==========        ==========        ==========        ==========          ======
         $    14.22       $     15.56        $    12.02        $    12.59        $    12.27        $    11.64          $11.95
         ==========       ===========        ==========        ==========        ==========        ==========          ======

         $6,642,170       $23,169,057        $3,263,825        $1,672,659        $6,310,773        $3,521,946          $6,863
         ==========       ===========        ==========        ==========        ==========        ==========          ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                               FIDELITY(R) VIP
                                         FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT
                                             GROWTH--         INDEX 500--        GRADE BOND--
                                          INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $953,291         $43,640,904        $10,889,748
  Dividends due and accrued...........             --                  --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          4,648              18,400             20,618

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --                   1                 10
                                             --------         -----------        -----------
       Total net assets...............       $957,939         $43,659,303        $10,910,356
                                             ========         ===========        ===========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $     --         $        --        $        --
     Series II Policies...............         14,607             161,514          1,457,536
     Series III Policies..............        943,332          43,497,789          9,452,820
                                             --------         -----------        -----------
       Total net assets...............       $957,939         $43,659,303        $10,910,356
                                             ========         ===========        ===========
     Series I Variable accumulation
       unit value.....................       $     --         $        --        $        --
                                             ========         ===========        ===========
     Series II Variable accumulation
       unit value.....................       $  12.35         $     15.40        $     15.70
                                             ========         ===========        ===========
     Series III Variable accumulation
       unit value.....................       $  11.98         $     12.62        $     13.90
                                             ========         ===========        ===========

Identified Cost of Investment.........       $718,066         $42,128,291        $10,576,875
                                             ========         ===========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                         FIDELITY(R) VIP  FIDELITY(R) VIP    INVESCO V.I.     INVESCO V.I.
      FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP       VALUE            VALUE         GLOBAL REAL     INTERNATIONAL
         MID-CAP--      MONEY MARKET--     OVERSEAS--       LEADERS--       STRATEGIES--    ESTATE FUND--    GROWTH FUND--
       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2  SERIES I SHARES  SERIES I SHARES
      ---------------------------------------------------------------------------------------------------------------------


        $34,515,684      $17,047,179       $9,550,822         $5,349          $326,542        $2,358,031       $8,317,265
                 --            3,436               --             --                --                --               --

                 26               --            3,057             --                39                --            1,211



                  6               --                1             --                --                --               --
        -----------      -----------       ----------         ------          --------        ----------       ----------
        $34,515,704      $17,050,615       $9,553,878         $5,349          $326,581        $2,358,031       $8,318,476
        ===========      ===========       ==========         ======          ========        ==========       ==========



        $        --      $        --       $       --         $   --          $     --        $       --       $       --
            891,319               --           84,345             --                --            70,165               --
         33,624,385       17,050,615        9,469,533          5,349           326,581         2,287,866        8,318,476
        -----------      -----------       ----------         ------          --------        ----------       ----------
        $34,515,704      $17,050,615       $9,553,878         $5,349          $326,581        $2,358,031       $8,318,476
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $        --      $        --       $       --         $   --          $     --        $       --       $       --
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $     24.70      $        --       $    11.02         $   --          $     --        $     8.85       $       --
        ===========      ===========       ==========         ======          ========        ==========       ==========
        $     19.54      $     10.04       $    13.87         $14.02          $  14.40        $    10.01       $    12.29
        ===========      ===========       ==========         ======          ========        ==========       ==========

        $26,334,298      $17,047,179       $8,593,533         $5,065          $253,494        $2,045,629       $7,450,919
        ===========      ===========       ==========         ======          ========        ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                INVESCO          JANUS ASPEN
                                           INVESCO V.I.        VAN KAMPEN         BALANCED
                                           MID CAP CORE       V.I. MID CAP       PORTFOLIO--
                                          EQUITY FUND--       VALUE FUND--      INSTITUTIONAL
                                         SERIES I SHARES    SERIES I SHARES        SHARES
                                         ----------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $99,301           $1,152,196        $19,341,060
  Dividends due and accrued...........            --                   --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                   --                430

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                   --                 96
                                             -------           ----------        -----------
       Total net assets...............       $99,301           $1,152,196        $19,341,394
                                             =======           ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --           $       --        $10,229,413
     Series II Policies...............            --                   --          1,772,907
     Series III Policies..............        99,301            1,152,196          7,339,074
                                             -------           ----------        -----------
       Total net assets...............       $99,301           $1,152,196        $19,341,394
                                             =======           ==========        ===========
     Series I Variable accumulation
       unit value.....................       $    --           $       --        $     23.15
                                             =======           ==========        ===========
     Series II Variable accumulation
       unit value.....................       $    --           $       --        $     17.15
                                             =======           ==========        ===========
     Series III Variable accumulation
       unit value.....................       $ 10.87           $    20.48        $     16.11
                                             =======           ==========        ===========
Identified Cost of Investment.........       $92,675           $  974,880        $17,199,562
                                             =======           ==========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








        JANUS ASPEN     JANUS ASPEN     JANUS ASPEN         LAZARD                          LVIP BARON
        ENTERPRISE         FORTY         WORLDWIDE        RETIREMENT        LORD ABBETT       GROWTH          MFS(R)
        PORTFOLIO--     PORTFOLIO--     PORTFOLIO--      INTERNATIONAL     SERIES FUND--   OPPORTUNITIES     INVESTORS
       INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL  EQUITY PORTFOLIO--   MID-CAP VALUE      FUND--      TRUST SERIES--
          SHARES          SHARES          SHARES        SERVICE SHARES       PORTFOLIO     SERVICE CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------



        $6,721,031      $10,118,661      $751,499         $3,745,030        $5,648,697      $3,683,485        $87,671

                --               --            --                 --                --              --             --


             1,060            4,176            --                 --             2,089           1,060




                --               --             1                  1                --              --              1
        ----------      -----------      --------         ----------        ----------      ----------        -------
        $6,722,091      $10,122,837      $751,498         $3,745,029        $5,650,786      $3,684,545        $87,670
        ==========      ===========      ========         ==========        ==========      ==========        =======




        $       --      $        --      $165,139         $       --        $       --      $       --        $    --
                --               --            --            122,407            37,936          59,819         87,670

         6,722,091       10,122,837       586,359          3,622,622         5,612,850       3,624,726             --
        ----------      -----------      --------         ----------        ----------      ----------        -------
        $6,722,091      $10,122,837      $751,498         $3,745,029        $5,650,786      $3,684,545        $87,670
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $       --      $        --      $  12.72         $       --        $       --      $       --        $    --
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $       --      $        --      $  11.35         $     9.99        $    17.30      $     9.68        $ 16.00
        ==========      ===========      ========         ==========        ==========      ==========        =======
        $    17.89      $     13.38      $  11.79         $    12.05        $    13.63      $    12.76        $    --
        ==========      ===========      ========         ==========        ==========      ==========        =======

        $4,839,448      $ 9,017,922      $684,625         $3,444,405        $4,334,271      $2,862,675        $79,418
        ==========      ===========      ========         ==========        ==========      ==========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010





                                        MFS(R) NEW
                                         DISCOVERY      MFS(R) UTILITIES     MFS(R) VALUES
                                         SERIES--           SERIES--           SERIES--
                                       INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                      ----------------------------------------------------

ASSETS:
  Investments, at net asset value..       $10,048          $1,981,589         $4,499,299
  Dividends due and accrued........            --                  --                 --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........            --                  26                 --

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................            --                  --                 --
                                          -------          ----------         ----------
       Total net assets............       $10,048          $1,981,615         $4,499,299
                                          =======          ==========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............       $    --          $       --         $       --
     Series II Policies............            --              71,427                 --
     Series III Policies...........        10,048           1,910,188          4,499,299
                                          -------          ----------         ----------
       Total net assets............       $10,048          $1,981,615         $4,499,299
                                          =======          ==========         ==========
     Series I Variable accumulation
       unit value..................       $    --          $       --         $       --
                                          =======          ==========         ==========
     Series II Variable
       accumulation unit value.....       $    --          $    16.36         $       --
                                          =======          ==========         ==========
     Series III Variable
       accumulation unit value.....       $ 16.39          $    18.22         $    13.33
                                          =======          ==========         ==========

Identified Cost of Investment......       $ 8,193          $1,708,094         $4,145,054
                                          =======          ==========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                          OPPENHEIMER
         NEUBERGER          CAPITAL         OPPENHEIMER      PIMCO GLOBAL
        BERMAN AMT       APPRECIATION        CORE BOND           BOND           PIMCO HIGH       PIMCO LONG-TERM        PIMCO LOW
         PARTNERS          FUND/VA--         FUND/VA--       (UNHEDGED)--         YIELD--       U.S. GOVERNMENT--      DURATION--
        PORTFOLIO--       NON-SERVICE       NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE      ADMINISTRATIVE     ADMINISTRATIVE
      CLASS I SHARES        SHARES            SHARES         CLASS SHARES      CLASS SHARES        CLASS SHARES       CLASS SHARES
      -----------------------------------------------------------------------------------------------------------------------------

         $347,941           $81,005           $1,191           $718,876           $   --             $134,714          $2,021,749
               --                --               --              1,691               --                  405               3,770

               --                 9               --                 --               --                    9                  --



               --                --               --                 --               --                   --                  --
         --------           -------           ------           --------           ------             --------          ----------
         $347,941           $81,014           $1,191           $720,567           $   --             $135,128          $2,025,519
         ========           =======           ======           ========           ======             ========          ==========



         $     --           $    --           $   --           $     --           $   --             $     --          $       --
               --                --               --                 --               --                   --                 364
          347,941            81,014            1,191            720,567               --              135,128           2,025,155
         --------           -------           ------           --------           ------             --------          ----------
         $347,941           $81,014           $1,191           $720,567           $   --             $135,128          $2,025,519
         ========           =======           ======           ========           ======             ========          ==========
         $     --           $    --           $   --           $     --           $   --             $     --          $       --
         ========           =======           ======           ========           ======             ========          ==========
         $     --           $    --           $   --           $     --           $   --             $     --          $    10.41
         ========           =======           ======           ========           ======             ========          ==========
         $   9.15           $  9.65           $ 9.13           $  12.63           $10.94             $  14.91          $    13.45
         ========           =======           ======           ========           ======             ========          ==========

         $311,286           $76,003           $1,211           $685,780           $   --             $137,254          $1,958,046
         ========           =======           ======           ========           ======             ========          ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                                  ROYCE
                                           PIMCO REAL        PIMCO TOTAL        MICRO-CAP
                                            RETURN--          RETURN--         PORTFOLIO--
                                         ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT
                                          CLASS SHARES      CLASS SHARES          CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $10,328,008       $44,007,725       $7,569,614
  Dividends due and accrued...........          10,321           101,487               --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           1,590            12,732            1,658

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --                 1               --
                                           -----------       -----------       ----------
       Total net assets...............     $10,339,919       $44,121,943       $7,571,272
                                           ===========       ===========       ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $        --       $        --       $       --
     Series II Policies...............          24,768            74,124           62,076
     Series III Policies..............      10,315,151        44,047,819        7,509,196
                                           -----------       -----------       ----------
       Total net assets...............     $10,339,919       $44,121,943       $7,571,272
                                           ===========       ===========       ==========
     Series I Variable accumulation
       unit value.....................     $        --       $        --       $       --
                                           ===========       ===========       ==========
     Series II Variable accumulation
       unit value.....................     $     13.51       $     12.98       $    17.78
                                           ===========       ===========       ==========
     Series III Variable accumulation
       unit value.....................     $     13.72       $     15.48       $    18.05
                                           ===========       ===========       ==========

Identified Cost of Investment.........     $ 9,808,004       $43,364,465       $5,622,208
                                           ===========       ===========       ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








         ROYCE
       SMALL-CAP    T. ROWE PRICE                                                                      T. ROWE PRICE
      PORTFOLIO--     BLUE CHIP     T. ROWE PRICE   T. ROWE PRICE    T. ROWE PRICE     T. ROWE PRICE    NEW AMERICA
       INVESTMENT       GROWTH      EQUITY INCOME     INDEX 500      INTERNATIONAL     LIMITED-TERM        GROWTH
         CLASS        PORTFOLIO       PORTFOLIO       PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO     PORTFOLIO
      --------------------------------------------------------------------------------------------------------------

       $8,633,879    $12,315,738     $22,797,666       $214,251        $2,909,292       $3,581,061       $4,766,640
               --             --              --             --                --            8,414               --
               13          1,590              19             54             3,244               54            1,590




               --             --               9             --                 4               --               --
       ----------    -----------     -----------       --------        ----------       ----------       ----------
       $8,633,892    $12,317,328     $22,797,676       $214,305        $2,912,532       $3,589,529       $4,768,230
       ==========    ===========     ===========       ========        ==========       ==========       ==========


       $       --    $        --     $   348,245       $     --        $       --       $       --       $       --
               --             --         963,867             --           615,441           49,352               --
        8,633,892     12,317,328      21,485,564        214,305         2,297,091        3,540,177        4,768,230
       ----------    -----------     -----------       --------        ----------       ----------       ----------
       $8,633,892    $12,317,328     $22,797,676       $214,305        $2,912,532       $3,589,529       $4,768,230
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $       --    $        --     $     16.13       $     --        $       --       $       --       $       --
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $    11.67    $     13.81     $     13.98       $     --        $    15.51       $    13.28       $    15.69
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $    13.61    $     13.66     $     13.14       $  11.60        $    15.61       $    12.74       $    14.58
       ==========    ===========     ===========       ========        ==========       ==========       ==========
       $6,086,854    $10,163,277     $19,013,789       $177,461        $2,531,405       $3,595,983       $3,842,595
       ==========    ===========     ===========       ========        ==========       ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                    T. ROWE PRICE
                                                      PERSONAL        UIF EMERGING      UIF EMERGING
                                                      STRATEGY        MARKETS DEBT     MARKETS EQUITY
                                                      BALANCED         PORTFOLIO--       PORTFOLIO--
                                                      PORTFOLIO          CLASS I           CLASS I
                                                   --------------------------------------------------

ASSETS:
  Investments, at net asset value..............      $29,286,918       $2,073,200        $12,976,539
  Dividends due and accrued....................               --               --                 --
  Net receivable from (payable to) New York
     Life Insurance and
     Annuity Corporation.......................               54               26              2,185

LIABILITIES:
  Liability to New York Life Insurance and
     Annuity Corporation for:
     Mortality and expense risk charges........               --                1                  4
                                                     -----------       ----------        -----------
       Total net assets........................      $29,286,972       $2,073,225        $12,978,720
                                                     ===========       ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.........................      $        --       $       --        $   427,535
     Series II Policies........................               --           85,042            111,355
     Series III Policies.......................       29,286,972        1,988,183         12,439,830
                                                     -----------       ----------        -----------
       Total net assets........................      $29,286,972       $2,073,225        $12,978,720
                                                     ===========       ==========        ===========
     Series I Variable accumulation unit
       value...................................      $        --       $       --        $     28.10
                                                     ===========       ==========        ===========
     Series II Variable accumulation unit
       value...................................      $        --       $    16.05        $     20.30
                                                     ===========       ==========        ===========
     Series III Variable accumulation unit
       value...................................      $     14.74       $    17.43        $     25.19
                                                     ===========       ==========        ===========

Identified Cost of Investment..................      $24,237,164       $2,002,644        $10,422,169
                                                     ===========       ==========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









        UIF U.S.       VAN ECK         VAN ECK        VAN ECK VIP
      REAL ESTATE     VIP GLOBAL      VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--    BOND FUND--    HARD ASSETS--   ALTERNATIVES--
        CLASS I     INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
      ------------------------------------------------------------

       $9,167,490     $1,025,422      $2,056,597       $225,312
               --             --              --             --
               28             26              99             --




                1             --              --             --
       ----------     ----------      ----------       --------
       $9,167,517     $1,025,448      $2,056,696       $225,312
       ==========     ==========      ==========       ========


       $       --     $       --      $       --       $     --
          111,262         49,698              --             --
        9,056,255        975,750       2,056,696        225,312
       ----------     ----------      ----------       --------
       $9,167,517     $1,025,448      $2,056,696       $225,312
       ==========     ==========      ==========       ========
       $       --     $       --      $       --       $     --
       ==========     ==========      ==========       ========
       $    23.04     $    11.90      $       --       $     --
       ==========     ==========      ==========       ========
       $    18.98     $    11.97      $     9.64       $  11.66
       ==========     ==========      ==========       ========
       $6,326,883     $  992,473      $1,637,421       $216,800
       ==========     ==========      ==========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2010





                                                                              MAINSTAY VP
                                            MAINSTAY VP                          COMMON
                                               BOND--        MAINSTAY VP        STOCK--
                                           INITIAL CLASS   CASH MANAGEMENT   INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   116,638      $     22,740     $ 1,629,360
  Mortality and expense risk charges....        (15,643)         (461,086)       (244,439)
                                            -----------      ------------     -----------
       Net investment income (loss).....        100,995          (438,346)      1,384,921
                                            -----------      ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      2,184,775        74,460,819       2,487,341
  Cost of investments sold..............     (2,062,590)      (74,462,181)     (2,244,527)
                                            -----------      ------------     -----------
       Net realized gain (loss) on
          investments...................        122,185            (1,362)        242,814
  Realized gain distribution received...         48,482                --              --
  Change in unrealized appreciation
     (depreciation) on investments......        (18,744)          (11,546)     10,401,218
                                            -----------      ------------     -----------
       Net gain (loss) on investments...        151,923           (12,908)     10,644,032
                                            -----------      ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   252,918      $   (451,254)    $12,028,953
                                            ===========      ============     ===========







                                            MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                           INTERNATIONAL      LARGE CAP         MID CAP
                                              EQUITY--         GROWTH--          CORE--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $  1,751,990       $    --        $   156,614
  Mortality and expense risk charges....        (167,171)         (241)          (116,500)
                                            ------------       -------        -----------
       Net investment income (loss).....       1,584,819          (241)            40,114
                                            ------------       -------        -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       9,111,526         6,485          9,641,770
  Cost of investments sold..............     (13,106,819)       (5,378)        (8,186,685)
                                            ------------       -------        -----------
       Net realized gain (loss) on
          investments...................      (3,995,293)        1,107          1,455,085
  Realized gain distribution received...              --            --                 --
  Change in unrealized appreciation
     (depreciation) on investments......       4,782,275        11,171          8,523,745
                                            ------------       -------        -----------
       Net gain (loss) on investments...         786,982        12,278          9,978,830
                                            ------------       -------        -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $  2,371,801       $12,037        $10,018,944
                                            ============       =======        ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                             MAINSTAY VP
                                                            MAINSTAY VP       HIGH YIELD       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP      MAINSTAY VP       MAINSTAY VP         GROWTH         CORPORATE        ICAP SELECT         INCOME
       CONVERTIBLE--   FLOATING RATE--    GOVERNMENT--        EQUITY--          BOND--          EQUITY--          BUILDER--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------


         $  26,039        $  34,677         $  67,608        $   53,754      $ 1,393,504       $ 1,772,979        $      --
            (2,669)          (3,515)          (10,089)          (20,764)         (78,307)         (512,829)            (325)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
            23,370           31,162            57,519            32,990        1,315,197         1,260,150             (325)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------


           218,283          295,750           795,645           100,942        5,161,748         5,541,783          487,955
          (157,436)        (306,093)         (738,386)         (119,791)      (5,552,537)       (5,536,424)        (375,989)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
            60,847          (10,343)           57,259           (18,849)        (390,789)            5,359          111,966
                --               --            32,357                --               --                --               --

            40,394           41,001           (37,096)        1,204,141        1,648,343        33,482,060          (94,933)
         ---------        ---------         ---------        ----------      -----------       -----------        ---------
           101,241           30,658            52,520         1,185,292        1,257,554        33,487,419           17,033
         ---------        ---------         ---------        ----------      -----------       -----------        ---------

         $ 124,611        $  61,820         $ 110,039        $1,218,282      $ 2,572,751       $34,747,569        $  16,708
         =========        =========         =========        ==========      ===========       ===========        =========






                                                                            ALLIANCEBERN-
                                                               ALGER            STEIN         ALLIANCEBERN-
                                              ALGER           SMID CAP           VPS              STEIN
        MAINSTAY VP      MAINSTAY VP        SMALL CAP          GROWTH       INTERNATIONAL      VPS SMALL/         AMERICAN
          S&P 500         U.S. SMALL         GROWTH         PORTFOLIO--         VALUE         MID CAP VALUE     CENTURY(R) VP
          INDEX--           CAP--          PORTFOLIO--       CLASS I-2       PORTFOLIO--       PORTFOLIO--         VALUE--
       INITIAL CLASS    INITIAL CLASS   CLASS I-2 SHARES       SHARES       CLASS A SHARES   CLASS A SHARES       CLASS II
      ------------------------------------------------------------------------------------------------------------------------


        $  2,464,978      $    4,356        $      --         $    --         $   31,391        $   6,370         $  25,027
            (408,568)        (15,918)          (2,638)           (203)            (5,299)          (5,664)           (4,009)
        ------------      ----------        ---------         -------         ----------        ---------         ---------
           2,056,410         (11,562)          (2,638)           (203)            26,092              706            21,018
        ------------      ----------        ---------         -------         ----------        ---------         ---------


          12,193,795          74,794          341,850           1,669          1,151,119          369,637           108,616
         (13,948,171)        (66,650)        (410,680)         (1,841)          (819,931)        (238,207)         (127,672)
        ------------      ----------        ---------         -------         ----------        ---------         ---------
          (1,754,376)          8,144          (68,830)           (172)           331,188          131,430           (19,056)
                  --              --               --              48                 --               --                --

          18,508,953       1,457,777          195,231          11,193           (258,746)         321,884           154,751
        ------------      ----------        ---------         -------         ----------        ---------         ---------
          16,754,577       1,465,921          126,401          11,069             72,442          453,314           135,695
        ------------      ----------        ---------         -------         ----------        ---------         ---------

        $ 18,810,987      $1,454,359        $ 123,763         $10,866         $   98,534        $ 454,020         $ 156,713
        ============      ==========        =========         =======         ==========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                                                              AMERICAN FUNDS
                                           AMERICAN FUNDS    AMERICAN FUNDS    GLOBAL SMALL
                                          ASSET ALLOCATION   GLOBAL GROWTH    CAPITALIZATION
                                               FUND--            FUND--           FUND--
                                           CLASS 2 SHARES    CLASS 1 SHARES   CLASS 2 SHARES
                                          ---------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   9,321         $ 3,090          $   8,704
  Mortality and expense risk charges....         (2,904)           (101)            (1,799)
                                              ---------         -------          ---------
       Net investment income (loss).....          6,417           2,989              6,905
                                              ---------         -------          ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        950,448             899            287,933
  Cost of investments sold..............       (806,472)           (884)          (184,111)
                                              ---------         -------          ---------
       Net realized gain (loss) on
          investments...................        143,976              15            103,822
  Realized gain distribution received...             --              --                 --
  Change in unrealized appreciation
     (depreciation) on investments......        (80,789)         10,667              3,923
                                              ---------         -------          ---------
       Net gain (loss) on investments...         63,187          10,682            107,745
                                              ---------         -------          ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $  69,604         $13,671          $ 114,650
                                              =========         =======          =========






                                            DREYFUS VIF        DWS DREMAN         DWS GLOBAL
                                           OPPORTUNISTIC      SMALL MID CAP     OPPORTUNITIES
                                            SMALL CAP--        VALUE VIP--          VIP--
                                           INITIAL SHARES    CLASS A SHARES     CLASS A SHARES
                                          ----------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   104           $  20,477            $  9
  Mortality and expense risk charges....          (63)             (5,683)            (11)
                                              -------           ---------            ----
       Net investment income (loss).....           41              14,794              (2)
                                              -------           ---------            ----

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....          690             741,124              35
  Cost of investments sold..............       (1,076)           (624,279)            (22)
                                              -------           ---------            ----
       Net realized gain (loss) on
          investments...................         (386)            116,845              13
  Realized gain distribution received...           --                  --              --
  Change in unrealized appreciation
     (depreciation) on investments......        4,244             219,386             571
                                              -------           ---------            ----
       Net gain (loss) on investments...        3,858             336,231             584
                                              -------           ---------            ----
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 3,899           $ 351,025            $582
                                              =======           =========            ====




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                            DELAWARE VIP
                       AMERICAN FUNDS   AMERICAN FUNDS                                     INTERNATIONAL      DREYFUS IP
      AMERICAN FUNDS   GROWTH-INCOME    INTERNATIONAL      CALVERT VP                       VALUE EQUITY      TECHNOLOGY
      GROWTH FUND--        FUND--           FUND--        SRI BALANCED     DAVIS VALUE        SERIES--         GROWTH--
      CLASS 2 SHARES   CLASS 2 SHARES   CLASS 2 SHARES     PORTFOLIO        PORTFOLIO      STANDARD CLASS   INITIAL SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $    48,105        $  5,684       $   185,544         $  190         $   14,593        $ 30,692         $     --
           (28,250)         (1,189)          (34,158)           (59)            (5,905)         (2,829)          (4,987)
       -----------        --------       -----------         ------         ----------        --------         --------
            19,855           4,495           151,386            131              8,688          27,863           (4,987)
       -----------        --------       -----------         ------         ----------        --------         --------


         2,620,344          25,870         4,489,757            297          1,050,754          21,774           29,852
        (2,188,308)        (17,304)       (4,352,768)          (369)          (926,763)        (22,833)         (23,400)
       -----------        --------       -----------         ------         ----------        --------         --------
           432,036           8,566           136,989            (72)           123,991          (1,059)           6,452
                --              --                --             --                 --              --               --

           826,071          25,758           423,553          1,397            (31,062)         14,697          311,325
       -----------        --------       -----------         ------         ----------        --------         --------
         1,258,107          34,324           560,542          1,325             92,929          13,638          317,777
       -----------        --------       -----------         ------         ----------        --------         --------

       $ 1,277,962        $ 38,819       $   711,928         $1,456         $  101,617        $ 41,501         $312,790
       ===========        ========       ===========         ======         ==========        ========         ========






                                                                                                           FIDELITY(R) VIP
           DWS                         FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP    FREEDOM 2040
        SMALL CAP     FIDELITY(R) VIP      EQUITY-        FREEDOM 2010     FREEDOM 2020     FREEDOM 2030     PORTFOLIO--
       INDEX VIP--    CONTRAFUND(R)--      INCOME--       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--        INITIAL
      CLASS A SHARES   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS(A)
     ---------------------------------------------------------------------------------------------------------------------



       $     72,273     $   296,486      $    71,964       $  37,202        $ 146,889       $    82,404       $     113
            (42,163)       (103,514)         (17,087)         (5,050)         (25,872)          (18,795)         (1,060)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
             30,110         192,972           54,877          32,152          121,017            63,609            (947)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------


         10,102,439       6,212,377        1,419,136         551,613          734,426         1,052,580         774,841
        (10,217,936)     (7,859,737)      (1,877,837)       (597,176)        (834,892)       (1,280,614)       (734,349)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
           (115,497)     (1,647,360)        (458,701)        (45,563)        (100,466)         (228,034)         40,492
                 --          10,784               --          27,656           49,961            29,998             705

          3,027,072       5,238,451        1,031,168         119,779          752,664           741,250            (335)
       ------------     -----------      -----------       ---------        ---------       -----------       ---------
          2,911,575       3,601,875          572,467         101,872          702,159           543,214          40,862
       ------------     -----------      -----------       ---------        ---------       -----------       ---------

       $  2,941,685     $ 3,794,847      $   627,344       $ 134,024        $ 823,176       $   606,823       $  39,915
       ============     ===========      ===========       =========        =========       ===========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010




                                                                                    FIDELITY(R) VIP
                                            FIDELITY(R) VIP     FIDELITY(R) VIP       INVESTMENT
                                               GROWTH--           INDEX 500--        GRADE BOND--
                                             INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   2,027         $    778,832         $   351,973
  Mortality and expense risk charges....          (3,536)            (160,671)            (40,571)
                                               ---------         ------------         -----------
       Net investment income (loss).....          (1,509)             618,161             311,402
                                               ---------         ------------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         339,042            9,257,210           2,355,334
  Cost of investments sold..............        (342,505)         (11,778,894)         (2,260,284)
                                               ---------         ------------         -----------
       Net realized gain (loss) on
          investments...................          (3,463)          (2,521,684)             95,050
  Realized gain distribution received...           2,561              656,520             107,224
  Change in unrealized appreciation
     (depreciation) on investments......         176,325            6,471,664             132,651
                                               ---------         ------------         -----------
       Net gain (loss) on investments...         175,423            4,606,500             334,925
                                               ---------         ------------         -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $ 173,914         $  5,224,661         $   646,327
                                               =========         ============         ===========







                                                                    INVESCO           JANUS ASPEN
                                             INVESCO V.I.         VAN KAMPEN           BALANCED
                                             MID CAP CORE        V.I. MID CAP         PORTFOLIO--
                                             EQUITY FUND--       VALUE FUND--        INSTITUTIONAL
                                          SERIES I SHARES(B)    SERIES I SHARES         SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $    247            $  3,184           $   520,899
  Mortality and expense risk charges....            (98)             (2,000)              (62,216)
                                               --------            --------           -----------
       Net investment income (loss).....            149               1,184               458,683
                                               --------            --------           -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         11,228              67,367             1,966,453
  Cost of investments sold..............        (10,899)            (37,651)           (2,015,318)
                                               --------            --------           -----------
       Net realized gain (loss) on
          investments...................            329              29,716               (48,865)
  Realized gain distribution received...             --                  --                    --
  Change in unrealized appreciation
     (depreciation) on investments......          6,627             129,620             1,074,188
                                               --------            --------           -----------
       Net gain (loss) on investments...          6,956             159,336             1,025,323
                                               --------            --------           -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $  7,105            $160,520           $ 1,484,006
                                               ========            ========           ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                                          FIDELITY(R)    FIDELITY(R) VIP    INVESCO V.I.     INVESCO V.I.
     FIDELITY(R) VIP  FIDELITY(R) VIP  FIDELITY(R) VIP     VIP VALUE          VALUE         GLOBAL REAL     INTERNATIONAL
        MID-CAP--      MONEY MARKET--     OVERSEAS--       LEADERS--       STRATEGIES--    ESTATE FUND--    GROWTH FUND--
      INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2  SERIES I SHARES  SERIES I SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $   110,689      $     23,218     $   119,312        $     77         $    865        $  98,546       $   180,264
          (111,677)          (50,242)        (38,325)            (34)          (1,182)          (6,841)          (29,787)
       -----------      ------------     -----------        --------         --------        ---------       -----------
              (988)          (27,024)         80,987              43             (317)          91,705           150,477
       -----------      ------------     -----------        --------         --------        ---------       -----------


         5,991,906        11,088,633       3,942,389          20,554           43,508          720,641         1,483,715
        (6,934,845)      (11,088,633)     (6,175,342)        (18,311)         (49,391)        (612,634)       (1,952,778)
       -----------      ------------     -----------        --------         --------        ---------       -----------
          (942,939)               --      (2,232,953)          2,243           (5,883)         108,007          (469,063)
            84,094            12,645          16,270              --               --               --                --

         8,008,000                --       3,012,437          (2,731)          61,504          185,542         1,253,734
       -----------      ------------     -----------        --------         --------        ---------       -----------
         7,149,155            12,645         795,754            (488)          55,621          293,549           784,671
       -----------      ------------     -----------        --------         --------        ---------       -----------

       $ 7,148,167      $    (14,379)    $   876,741        $   (445)        $ 55,304        $ 385,254       $   935,148
       ===========      ============     ===========        ========         ========        =========       ===========






                                                             LAZARD
       JANUS ASPEN      JANUS ASPEN      JANUS ASPEN       RETIREMENT                        LVIP BARON
        ENTERPRISE         FORTY          WORLDWIDE      INTERNATIONAL     LORD ABBETT         GROWTH           MFS(R)
       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--         EQUITY       SERIES FUND--    OPPORTUNITIES      INVESTORS
      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL     PORTFOLIO--     MID-CAP VALUE        FUND--       TRUST SERIES--
          SHARES           SHARES           SHARES       SERVICE SHARES     PORTFOLIO      SERVICE CLASS    INITIAL CLASS
     ---------------------------------------------------------------------------------------------------------------------


       $     4,071      $    28,418       $    6,123      $    43,946      $    20,200      $        --        $   955
           (27,600)         (32,453)          (4,629)         (12,416)         (19,585)         (13,750)          (202)
       -----------      -----------       ----------      -----------      -----------      -----------        -------
           (23,529)          (4,035)           1,494           31,530              615          (13,750)           753
       -----------      -----------       ----------      -----------      -----------      -----------        -------


         3,409,609        2,845,893        1,021,117        1,139,960        1,765,980        1,749,749          1,619
        (4,078,797)      (3,434,102)        (909,412)      (1,515,361)      (1,559,440)      (1,181,186)        (1,348)
       -----------      -----------       ----------      -----------      -----------      -----------        -------
          (669,188)        (588,209)         111,705         (375,401)         206,540          568,563            271
                --               --               --               --               --               --             --

         2,131,595        1,045,173           18,653          488,301          779,308          286,260          7,542
       -----------      -----------       ----------      -----------      -----------      -----------        -------
         1,462,407          456,964          130,358          112,900          985,848          854,823          7,813
       -----------      -----------       ----------      -----------      -----------      -----------        -------

       $ 1,438,878      $   452,929       $  131,852      $   144,430      $   986,463      $   841,073        $ 8,566
       ===========      ===========       ==========      ===========      ===========      ===========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010


                                             MFS(R) NEW         MFS(R)
                                             DISCOVERY        UTILITIES       MFS(R) VALUE
                                              SERIES--         SERIES--         SERIES--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   --         $  52,519        $   53,641
  Mortality and expense risk charges....          (37)           (7,721)          (12,194)
                                               ------         ---------        ----------
       Net investment income (loss).....          (37)           44,798            41,447
                                               ------         ---------        ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....          474           618,203         1,122,872
  Cost of investments sold..............         (491)         (829,291)         (811,603)
                                               ------         ---------        ----------
       Net realized gain (loss) on
          investments...................          (17)         (211,088)          311,269
  Realized gain distribution received...           --                --                --
  Change in unrealized appreciation
     (depreciation) on investments......        2,733           422,140             9,358
                                               ------         ---------        ----------
       Net gain (loss) on investments...        2,716           211,052           320,627
                                               ------         ---------        ----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $2,679         $ 255,850        $  362,074
                                               ======         =========        ==========







                                                                                 ROYCE
                                               PIMCO            PIMCO          MICRO-CAP
                                           REAL RETURN--    TOTAL RETURN--    PORTFOLIO--
                                           ADMINISTRATIVE   ADMINISTRATIVE     INVESTMENT
                                            CLASS SHARES     CLASS SHARES        CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   135,090      $  1,075,782      $  122,654
  Mortality and expense risk charges....        (37,037)         (196,274)        (16,971)
                                            -----------      ------------      ----------
       Net investment income (loss).....         98,053           879,508         105,683
                                            -----------      ------------      ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,280,820        19,911,667         753,193
  Cost of investments sold..............     (5,079,214)      (18,218,035)       (667,470)
                                            -----------      ------------      ----------
       Net realized gain (loss) on
          investments...................        201,606         1,693,632          85,723
  Realized gain distribution received...         88,634         1,307,594              --
  Change in unrealized appreciation
     (depreciation) on investments......        304,688          (595,184)      1,424,178
                                            -----------      ------------      ----------
       Net gain (loss) on investments...        594,928         2,406,042       1,509,901
                                            -----------      ------------      ----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   692,981      $  3,285,550      $1,615,584
                                            ===========      ============      ==========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                           OPPENHEIMER
         NEUBERGER           CAPITAL         OPPENHEIMER      PIMCO GLOBAL                    PIMCO LONG-TERM
         BERMAN AMT       APPRECIATION        CORE BOND           BOND          PIMCO HIGH          U.S.           PIMCO LOW
          PARTNERS       FUND/VA-- NON-     FUND/VA-- NON-    (UNHEDGED)--       YIELD--        GOVERNMENT--      DURATION--
        PORTFOLIO--          SERVICE           SERVICE       ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE
       CLASS I SHARES        SHARES             SHARES        CLASS SHARES   CLASS SHARES(B)    CLASS SHARES     CLASS SHARES
      -------------------------------------------------------------------------------------------------------------------------


         $   2,306          $     12           $    19          $15,936          $    119         $  4,692        $    36,042
            (2,587)             (209)               (5)          (1,712)               (5)            (601)            (9,975)
         ---------          --------           -------          -------          --------         --------        -----------
              (281)             (197)               14           14,224               114            4,091             26,067
         ---------          --------           -------          -------          --------         --------        -----------


           501,070            36,564             1,258            6,486            12,561           57,676          1,059,268
          (373,317)          (31,200)           (1,390)          (6,082)          (12,645)         (58,141)        (1,034,654)
         ---------          --------           -------          -------          --------         --------        -----------
           127,753             5,364              (132)             404               (84)            (465)            24,614
                --                --                --           16,915                --            2,894              6,569

           (87,696)           (2,484)              237           34,485                --            6,244             48,238
         ---------          --------           -------          -------          --------         --------        -----------
            40,057             2,880               105           51,804               (84)           8,673             79,421
         ---------          --------           -------          -------          --------         --------        -----------

         $  39,776          $  2,683           $   119          $66,028          $     30         $ 12,764        $   105,488
         =========          ========           =======          =======          ========         ========        ===========







           ROYCE
         SMALL-CAP        T. ROWE PRICE                                                                          T. ROWE PRICE
        PORTFOLIO--         BLUE CHIP       T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE      NEW AMERICA
         INVESTMENT          GROWTH         EQUITY INCOME      INDEX 500      INTERNATIONAL     LIMITED-TERM        GROWTH
           CLASS            PORTFOLIO         PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO      PORTFOLIO
      -------------------------------------------------------------------------------------------------------------------------


        $     9,337        $        --       $    408,200      $   5,782        $  24,243       $   101,068       $     8,325
            (27,208)           (46,159)           (90,718)        (1,415)          (9,184)          (14,643)          (15,806)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
            (17,871)           (46,159)           317,482          4,367           15,059            86,425            (7,481)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------


          2,714,330          1,884,364          8,474,958        260,769          529,842         2,513,013         1,026,830
         (2,733,355)        (2,174,564)       (10,722,491)      (319,121)        (798,086)       (2,454,392)       (1,101,687)
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
            (19,025)          (290,200)        (2,247,533)       (58,352)        (268,244)           58,621           (74,857)
                 --                 --                 --             --            8,081                --            95,742

          1,403,319          2,008,952          4,988,680         92,232          582,201           (47,278)          747,397
        -----------        -----------       ------------      ---------        ---------       -----------       -----------
          1,384,294          1,718,752          2,741,147         33,880          322,038            11,343           768,282
        -----------        -----------       ------------      ---------        ---------       -----------       -----------

        $ 1,366,423        $ 1,672,593       $  3,058,629      $  38,247        $ 337,097       $    97,768       $   760,801
        ===========        ===========       ============      =========        =========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010





                                           T. ROWE PRICE
                                              PERSONAL       UIF EMERGING     UIF EMERGING
                                              STRATEGY       MARKETS DEBT    MARKETS EQUITY
                                              BALANCED       PORTFOLIO--      PORTFOLIO--
                                             PORTFOLIO         CLASS I          CLASS I
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   595,549      $   109,123      $    66,074
  Mortality and expense risk charges....        (94,747)          (9,966)         (41,330)
                                            -----------      -----------      -----------
       Net investment income (loss).....        500,802           99,157           24,744
                                            -----------      -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,134,226        1,376,174        1,820,430
  Cost of investments sold..............     (6,838,903)      (1,207,497)      (2,846,403)
                                            -----------      -----------      -----------
       Net realized gain (loss) on
          investments...................       (704,677)         168,677       (1,025,973)
  Realized gain distribution received...             --               --               --
  Change in unrealized appreciation
     (depreciation)  on investments.....      3,600,754          (21,246)       2,884,758
                                            -----------      -----------      -----------
       Net gain (loss) on investments...      2,896,077          147,431        1,858,785
                                            -----------      -----------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 3,396,879      $   246,588      $ 1,883,529
                                            ===========      ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period February 2010 (Commencement of Investments) through December 2010.
(b) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









          UIF U.S.           VAN ECK             VAN ECK           VAN ECK VIP
        REAL ESTATE        VIP GLOBAL          VIP GLOBAL         MULTI-MANAGER
        PORTFOLIO--        BOND FUND--        HARD ASSETS--      ALTERNATIVES--
          CLASS I         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
---------------------------------------------------------------------------------



        $   169,179         $  1,237            $   2,750      $               --
            (24,868)          (3,288)              (4,000)                   (880)
        -----------         --------            ---------      -------- ---------
            144,311           (2,051)              (1,250)                   (880)
        -----------         --------            ---------      -------- ---------


          4,640,655           73,582              131,089                  15,965
         (4,983,598)         (68,069)            (111,595)                (17,915)
        -----------         --------            ---------      -------- ---------
           (342,943)           5,513               19,494                  (1,950)
                 --               --                   --                      --

          2,586,900           29,114              406,103                  11,595
        -----------         --------            ---------      -------- ---------
          2,243,957           34,627              425,597                   9,645
        -----------         --------            ---------      -------- ---------

        $ 2,388,268         $ 32,576            $ 424,347                  $8,765
        ===========         ========            =========      ======== =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009




                                                     MAINSTAY VP
                                                       BOND--                          MAINSTAY VP
                                                    INITIAL CLASS                    CASH MANAGEMENT
                                          --------------------------------  --------------------------------
                                                2010             2009             2010             2009
                                          ------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......     $  100,995       $  156,100      $   (438,346)    $   (646,500)
     Net realized gain (loss) on
       investments......................        122,185           35,351            (1,362)           7,841
     Realized gain distribution
       received.........................         48,482           13,878                --               --
     Change in unrealized appreciation
       (depreciation) on investments....        (18,744)          21,817           (11,546)          (6,221)
                                             ----------       ----------      ------------     ------------
       Net increase (decrease) in net
          assets resulting from
          operations....................        252,918          227,146          (451,254)        (644,880)
                                             ----------       ----------      ------------     ------------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................        488,167          476,464        60,685,593       34,226,890
     Cost of insurance..................        (88,518)         (68,996)       (2,366,577)      (2,821,122)
     Policyowners' surrenders...........       (977,801)         (92,316)       (7,022,949)      (3,269,026)
     Net transfers from (to) Fixed
       Account..........................         12,960           41,432         2,208,044      (83,910,230)
     Transfers between Investment
       Divisions........................        769,552          454,930       (43,933,438)     (12,305,387)
     Policyowners' death benefits.......             --           (3,147)         (100,781)              --
                                             ----------       ----------      ------------     ------------
       Net contributions and
          (withdrawals).................        204,360          808,367         9,469,892      (68,078,875)
                                             ----------       ----------      ------------     ------------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................             --               --                --               (2)
                                             ----------       ----------      ------------     ------------
          Increase (decrease) in net
            assets......................        457,278        1,035,513         9,018,638      (68,723,757)
NET ASSETS:
     Beginning of year..................      3,620,694        2,585,181       127,668,801      196,392,558
                                             ----------       ----------      ------------     ------------
     End of year........................     $4,077,972       $3,620,694      $136,687,439     $127,668,801
                                             ==========       ==========      ============     ============





                                                                                       MAINSTAY VP
                                                     MAINSTAY VP                       HIGH YIELD
                                                   GROWTH EQUITY--                  CORPORATE BOND--
                                                    INITIAL CLASS                     INITIAL CLASS
                                          --------------------------------  --------------------------------
                                                2010             2009             2010             2009
                                          ------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......    $    32,990      $     8,820      $ 1,315,197      $ 1,083,868
     Net realized gain (loss) on
       investments......................        (18,849)      (1,831,564)        (390,789)      (1,161,366)
     Realized gain distribution
       received.........................             --               --               --               --
     Change in unrealized appreciation
       (depreciation) on investments....      1,204,141        3,019,463        1,648,343        4,963,290
                                            -----------      -----------      -----------      -----------
       Net increase (decrease) in net
          assets resulting from
          operations....................      1,218,282        1,196,719        2,572,751        4,885,792
                                            -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................            126            6,128        1,117,736        1,400,558
     Cost of insurance..................        (55,580)         (40,648)        (267,971)        (206,515)
     Policyowners' surrenders...........             --              (61)      (1,165,972)        (221,027)
     Net transfers from (to) Fixed
       Account..........................        400,708       (2,952,781)         209,490           26,636
     Transfers between Investment
       Divisions........................      4,695,121         (618,758)       4,852,639          889,640
     Policyowners' death benefits.......             --               --               --           (2,938)
                                            -----------      -----------      -----------      -----------
       Net contributions and
          (withdrawals).................      5,040,375       (3,606,120)       4,745,922        1,886,354
                                            -----------      -----------      -----------      -----------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................             --              (32)              (2)             (14)
                                            -----------      -----------      -----------      -----------
          Increase (decrease) in net
            assets......................      6,258,657       (2,409,433)       7,318,671        6,772,132
NET ASSETS:
     Beginning of year..................      5,071,827        7,481,260       17,527,630       10,755,498
                                            -----------      -----------      -----------      -----------
     End of year........................    $11,330,484      $ 5,071,827      $24,846,301      $17,527,630
                                            ===========      ===========      ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
             COMMON STOCK--                  CONVERTIBLE--                  FLOATING RATE--                   GOVERNMENT--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $  1,384,921    $ 1,538,874       $ 23,370       $   9,156       $  31,162        $ 19,177       $   57,519      $   63,487
           242,814       (659,527)        60,847        (128,332)        (10,343)         (9,415)          57,259          58,936
                --             --             --              --              --              --           32,357           1,928



        10,401,218     18,146,266         40,394         311,813          41,001         137,466          (37,096)        (98,519)
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------


        12,028,953     19,025,613        124,611         192,637          61,820         147,228          110,039          25,832
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------



           111,072        146,816         71,479         162,119          90,286          96,310          192,001         226,565
          (657,452)      (574,179)        (7,679)         (5,785)        (35,106)        (33,497)         (58,210)        (52,920)
          (429,225)      (102,823)            --              --        (229,438)         (2,449)        (180,429)       (150,356)
           377,116        136,362          3,780              --          (1,636)         24,561            6,370          87,595
         1,960,403      8,417,038         (3,266)       (225,900)        116,600         137,230           21,139         (24,883)
                --             --             --              --            (683)             --           (4,340)         (3,158)
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------
         1,361,914      8,023,214         64,314         (69,566)        (59,977)        222,155          (23,469)         82,843
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------




              (541)        (1,370)            (4)            (16)             --              --               --              --
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------
        13,390,326     27,047,457        188,921         123,055           1,843         369,383           86,570         108,675

        96,057,986     69,010,529        625,914         502,859         749,451         380,068        2,108,699       2,000,024
      ------------    -----------       --------       ---------       ---------        --------       ----------      ----------

      $109,448,312    $96,057,986       $814,835       $ 625,914       $ 751,294        $749,451       $2,195,269      $2,108,699
      ============    ===========       ========       =========       =========        ========       ==========      ==========





              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
          ICAP SELECT EQUITY--              INCOME BUILDER--             INTERNATIONAL EQUITY--            LARGE CAP GROWTH--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $  1,260,150    $  2,008,911     $    (325)     $     8,990     $ 1,584,819     $ 3,395,000       $  (241)        $   (220)
             5,359      (4,840,872)      111,966       (2,733,220)     (3,995,293)     (3,324,325)        1,107           (4,135)
                --              --            --               --              --              --            --               --


        33,482,060      35,681,347       (94,933)       2,971,456       4,782,275       8,838,107        11,171           28,323
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


        34,747,569      32,849,386        16,708          247,226       2,371,801       8,908,782        12,037           23,968
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


           283,768          74,604            --               --         757,518         640,650            --               --
        (1,319,506)       (921,206)       (1,868)         (42,566)     (1,432,387)     (1,486,987)       (6,224)          (6,299)
          (124,287)         (3,226)           --               --        (120,776)     (1,136,731)           --          (17,073)
        (2,218,478)        (92,372)     (486,553)      (5,241,367)        389,564        (847,515)           --               --
         3,154,197      47,378,554            --               --      (1,562,625)       (398,504)           --           (1,392)
              (486)             --            --               --        (164,040)       (118,359)           --               --
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
          (224,792)     46,436,354      (488,421)      (5,283,933)     (2,132,746)     (3,347,446)       (6,224)         (24,764)
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------


            (1,867)         (3,224)           (3)             (76)           (165)           (770)           --               (4)
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
        34,520,910      79,282,516      (471,716)      (5,036,783)        238,890       5,560,566         5,813             (800)


       194,615,434     115,332,918       471,716        5,508,499      56,445,098      50,884,532        81,563           82,363
      ------------    ------------     ---------      -----------     -----------     -----------       -------         --------
      $229,136,344    $194,615,434     $      --      $   471,716     $56,683,988     $56,445,098       $87,376         $ 81,563
      ============    ============     =========      ===========     ===========     ===========       =======         ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                       MAINSTAY VP                     MAINSTAY VP
                                                                      MID CAP CORE--                 MID CAP GROWTH--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $    40,114     $     88,367        $--         $   (19,885)
     Net realized gain (loss) on investments................     1,455,085      (12,230,532)        --            (798,411)
     Realized gain distribution received....................            --               --         --             126,257
     Change in unrealized appreciation (depreciation) on
       investments..........................................     8,523,745       21,299,029         --           2,743,980
                                                               -----------     ------------        ---         -----------
       Net increase (decrease) in net assets resulting from
          operations........................................    10,018,944        9,156,864         --           2,051,941
                                                               -----------     ------------        ---         -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       326,169          105,722         --             279,723
     Cost of insurance......................................      (321,205)        (248,881)        --             (53,097)
     Policyowners' surrenders...............................      (958,634)         (48,692)        --             (85,708)
     Net transfers from (to) Fixed Account..................        (5,857)          14,276         --          (1,914,946)
     Transfers between Investment Divisions.................    (7,465,915)      (2,952,005)        --          (4,026,714)
     Policyowners' death benefits...........................            --               --         --                  --
                                                               -----------     ------------        ---         -----------
       Net contributions and (withdrawals)..................    (8,425,442)      (3,129,580)        --          (5,800,742)
                                                               -----------     ------------        ---         -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (498)          (1,041)        --                  --
                                                               -----------     ------------        ---         -----------
          Increase (decrease) in net assets.................     1,593,004        6,026,243         --          (3,748,801)
NET ASSETS:
     Beginning of year......................................    46,758,751       40,732,508         --           3,748,801
                                                               -----------     ------------        ---         -----------
     End of year............................................   $48,351,755     $ 46,758,751        $--         $        --
                                                               ===========     ============        ===         ===========





                                                                      ALGER CAPITAL
                                                                       APPRECIATION                  ALGER SMALL CAP
                                                                       PORTFOLIO--                  GROWTH PORTFOLIO--
                                                                     CLASS I-2 SHARES                CLASS I-2 SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $--           $    (60)      $  (2,638)      $  (3,580)
     Net realized gain (loss) on investments................        --              2,432         (68,830)       (128,606)
     Realized gain distribution received....................        --                 --              --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        --              2,165         195,231         425,516
                                                                   ---           --------       ---------       ---------
       Net increase (decrease) in net assets resulting from
          operations........................................        --              4,537         123,763         293,330
                                                                   ---           --------       ---------       ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................        --                 --              --              --
     Cost of insurance......................................        --               (324)         (6,291)        (11,447)
     Policyowners' surrenders...............................        --            (16,971)       (274,461)        (30,538)
     Net transfers from (to) Fixed Account..................        --                 --              --              --
     Transfers between Investment Divisions.................        --                 --         (58,460)       (220,937)
     Policyowners' death benefits...........................        --                 --              --              --
                                                                   ---           --------       ---------       ---------
       Net contributions and (withdrawals)..................        --            (17,295)       (339,212)       (262,922)
                                                                   ---           --------       ---------       ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................        --                 --              --              --
                                                                   ---           --------       ---------       ---------
          Increase (decrease) in net assets.................        --            (12,758)       (215,449)         30,408
NET ASSETS:
     Beginning of year......................................        --             12,758         834,021         803,613
                                                                   ---           --------       ---------       ---------
     End of year............................................       $--           $     --       $ 618,572       $ 834,021
                                                                   ===           ========       =========       =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
            MID CAP VALUE--                 S&P 500 INDEX--                SMALL CAP GROWTH--               U.S. SMALL CAP--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010          2009(E)
    -------------------------------------------------------------------------------------------------------------------------------



        $    --       $  1,836,378    $  2,056,410    $  2,980,636     $       --     $    (7,173)     $  (11,562)     $     (747)

             --        (16,759,865)     (1,754,376)     (7,386,209)            --      (1,353,537)          8,144              53

             --                 --              --              --             --              --              --              --


             --         24,288,630      18,508,953      32,911,823             --       1,692,394       1,457,777          88,981
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------



             --          9,365,143      18,810,987      28,506,250             --         331,684       1,454,359          88,287
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------


             --             74,465         803,581         887,714             --          44,389          38,323          22,925
             --           (255,256)     (4,489,457)     (4,241,450)            --         (20,957)        (53,371)         (3,060)
             --            (40,751)       (144,004)       (416,102)            --          (3,513)             --              --
             --              2,135         244,412      (2,754,276)            --         (52,585)         (2,359)            348
             --        (52,201,051)     (2,806,915)     (2,731,581)            --      (2,614,910)      5,945,740       1,878,615
             --                 --        (511,298)       (372,672)            --              --              --              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
             --        (52,420,458)     (6,903,681)     (9,628,367)            --      (2,647,576)      5,928,333       1,898,828
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------



             --               (490)           (996)         (2,990)            --              --              --              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
             --        (43,055,805)     11,906,310      18,874,893             --      (2,315,892)      7,382,692       1,987,115

             --         43,055,805     136,813,550     117,938,657             --       2,315,892       1,987,115              --
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
        $    --       $         --    $148,719,860    $136,813,550     $       --     $        --      $9,369,807      $1,987,115
        =======       ============    ============    ============     ==========     ===========      ==========      ==========

                                           ALLIANCEBERNSTEIN               ALLIANCEBERNSTEIN                    AMERICAN
             ALGER SMID CAP                VPS INTERNATIONAL               VPS SMALL/MID CAP                 CENTURY(R) VP
           GROWTH PORTFOLIO--              VALUE PORTFOLIO--               VALUE PORTFOLIO--                    VALUE--
            CLASS I-2 SHARES                 CLASS A SHARES                  CLASS A SHARES                     CLASS II
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $  (203)      $        (65)   $     26,092    $     12,398     $      706     $      (823)     $   21,018      $   32,440
           (172)              (282)        331,188        (263,157)       131,430         (40,774)        (19,056)        (25,604)
             48                 --              --              --             --           4,876              --              --


         11,193              7,013        (258,746)        557,170        321,884         308,735         154,751         146,167
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------

         10,866              6,666          98,534         306,411        454,020         272,014         156,713         153,003
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------

         14,312              8,449         244,165         319,148        104,193         111,551         115,114         105,877
         (1,456)              (865)        (21,147)        (22,914)       (15,676)         (6,677)        (19,669)        (14,871)
             --                 --        (184,064)        (17,580)            --         (48,240)             --         (12,128)
          5,351              6,262          (4,250)        (24,700)       (76,259)        (17,891)          7,247          (3,177)
         11,520                434        (538,175)        112,733        423,837         952,021         301,625         191,257
             --                 --              --              --             --              --          (6,444)        (13,505)
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
         29,727             14,280        (503,471)        366,687        436,095         990,764         397,873         253,453
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------




             --                 --              --              --             --              --              (3)             (6)
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
         40,593             20,946        (404,937)        673,098        890,115       1,262,778         554,583         406,450


         26,602              5,656       1,476,933         803,835      1,377,192         114,414         947,350         540,900
        -------       ------------    ------------    ------------     ----------     -----------      ----------      ----------
        $67,195       $     26,602    $  1,071,996    $  1,476,933     $2,267,307     $ 1,377,192      $1,501,933      $  947,350
        =======       ============    ============    ============     ==========     ===========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                      AMERICAN FUNDS                  AMERICAN FUNDS
                                                                     ASSET ALLOCATION                 GLOBAL GROWTH
                                                                          FUND--                          FUND--
                                                                      CLASS 2 SHARES                  CLASS 1 SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010          2009(F)
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    6,417      $   18,145       $  2,989          $--
     Net realized gain (loss) on investments................       143,976         (38,897)            15           --
     Realized gain distribution received....................            --              --             --           --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (80,789)        164,234         10,667           --
                                                                ----------      ----------       --------          ---


       Net increase (decrease) in net assets resulting from
          operations........................................        69,604         143,482         13,671           --
                                                                ----------      ----------       --------          ---
  Contributions and (withdrawals):
     Payments received from policyowners....................        51,929          69,514          1,394           73
     Cost of insurance......................................       (23,743)        (14,122)          (839)          --
     Policyowners' surrenders...............................      (484,304)         (4,627)            --           --
     Net transfers from (to) Fixed Account..................        (7,254)         42,869             53           --
     Transfers between Investment Divisions.................      (202,942)        667,195        243,801           --
     Policyowners' death benefits...........................            --          (2,536)            --           --
                                                                ----------      ----------       --------          ---
       Net contributions and (withdrawals)..................      (666,314)        758,293        244,409           73
                                                                ----------      ----------       --------          ---
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --           --
                                                                ----------      ----------       --------          ---
          Increase (decrease) in net assets.................      (596,710)        901,775        258,080           73
NET ASSETS:
     Beginning of year......................................     1,029,425         127,650             73           --
                                                                ----------      ----------       --------          ---

     End of year............................................    $  432,715      $1,029,425       $258,153          $73
                                                                ==========      ==========       ========          ===





                                                                        CALVERT VP
                                                                       SRI BALANCED                       DAVIS
                                                                        PORTFOLIO                    VALUE PORTFOLIO
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   131         $   201        $    8,688      $    5,247
     Net realized gain (loss) on investments................         (72)           (141)          123,991        (379,026)
     Realized gain distribution received....................          --              --                --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,397           2,479           (31,062)        740,865
                                                                 -------         -------        ----------      ----------


       Net increase (decrease) in net assets resulting from
          operations........................................       1,456           2,539           101,617         367,086
                                                                 -------         -------        ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          --              --           295,159         231,210
     Cost of insurance......................................        (239)           (248)          (22,512)        (21,572)
     Policyowners' surrenders...............................          --              --          (421,535)       (202,953)
     Net transfers from (to) Fixed Account..................          --              --            (8,429)          5,811
     Transfers between Investment Divisions.................          --              --          (136,228)        (95,561)
     Policyowners' death benefits...........................          --              --                --              --
                                                                 -------         -------        ----------      ----------
       Net contributions and (withdrawals)..................        (239)           (248)         (293,545)        (83,065)
                                                                 -------         -------        ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --              --                --              --
                                                                 -------         -------        ----------      ----------
          Increase (decrease) in net assets.................       1,217           2,291          (191,928)        284,021
NET ASSETS:
     Beginning of year......................................      12,728          10,437         1,354,217       1,070,196
                                                                 -------         -------        ----------      ----------
     End of year............................................     $13,945         $12,728        $1,162,289      $1,354,217
                                                                 =======         =======        ==========      ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








             AMERICAN FUNDS                                                  AMERICAN FUNDS                  AMERICAN FUNDS
              GLOBAL SMALL                   AMERICAN FUNDS                  GROWTH-INCOME                   INTERNATIONAL
         CAPITALIZATION FUND--               GROWTH FUND--                       FUND--                          FUND--
             CLASS 2 SHARES                  CLASS 2 SHARES                  CLASS 2 SHARES                  CLASS 2 SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------





       $   6,905        $   (118)     $    19,855      $   19,799       $  4,495        $  2,146      $   151,386      $   85,196
         103,822         (76,874)         432,036        (374,403)         8,566         (21,494)         136,989        (820,459)
              --              --               --              --             --              --               --          38,322


           3,923         211,562          826,071       1,807,758         25,758          72,530          423,553       3,173,179
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------



         114,650         134,570        1,277,962       1,453,154         38,819          53,182          711,928       2,476,238
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------

          43,284          86,747          387,914         460,243         30,278          23,154          484,451       1,180,528
          (7,585)         (6,482)         (89,318)        (53,254)        (6,458)         (3,993)        (154,742)       (115,877)
        (171,672)         (2,145)      (1,965,465)        (35,338)            --         (29,687)      (3,426,028)        (80,473)
          42,106         (45,749)         (26,578)        109,181             --           1,276          275,450          49,347
         243,863         112,367        2,107,430       3,573,657        178,526         117,300        3,219,571       1,082,809
              --          (1,215)              --              --             --              --               --         (12,007)
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
         149,996         143,523          413,983       4,054,489        202,346         108,050          398,702       2,104,327
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------




              --              (2)              --               1             --              --               --              --
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
         264,646         278,091        1,691,945       5,507,644        241,165         161,232        1,110,630       4,580,565

         444,267         166,176        6,686,017       1,178,373        208,765          47,533        8,655,426       4,074,861
       ---------        --------      -----------      ----------       --------        --------      -----------      ----------
       $ 708,913        $444,267      $ 8,377,962      $6,686,017       $449,930        $208,765      $ 9,766,056      $8,655,426
       =========        ========      ===========      ==========       ========        ========      ===========      ==========





                                                                              DREYFUS VIF
       DELAWARE VIP INTERNATIONAL              DREYFUS IP                    OPPORTUNISTIC                     DWS DREMAN
         VALUE EQUITY SERIES--            TECHNOLOGY GROWTH--                 SMALL CAP--              SMALL MID CAP VALUE VIP--
             STANDARD CLASS                  INITIAL SHARES                  INITIAL SHARES                  CLASS A SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



        $ 27,863         $   24        $   (4,987)      $   (125)       $    41         $   133        $   14,794      $  14,091
          (1,059)           101             6,452         (2,712)          (386)           (580)          116,845       (713,385)
              --             --                --             --             --              --                --             --


          14,697            (70)          311,325        313,832          4,244           3,148           219,386        887,358
        --------         ------        ----------       --------        -------         -------        ----------      ---------



          41,501             55           312,790        310,995          3,899           2,701           351,025        188,064
        --------         ------        ----------       --------        -------         -------        ----------      ---------

          12,820            514           150,229        128,466             --              --           101,932         29,860
         (14,457)           (12)          (14,877)       (11,478)          (613)           (500)          (38,104)       (22,909)
          (8,159)          (888)           (1,961)       (27,337)            --              --          (536,975)        (2,479)
           2,566             --             3,220            535             64              --            (3,013)        37,037
         897,936          3,390           160,898            463            (17)             --         1,064,377       (121,828)
              --             --                --             --             --              --            (8,997)            --
        --------         ------        ----------       --------        -------         -------        ----------      ---------
         890,706          3,004           297,509         90,649           (566)           (500)          579,220        (80,319)
        --------         ------        ----------       --------        -------         -------        ----------      ---------




              --             --                --             --             --              --                --             --
        --------         ------        ----------       --------        -------         -------        ----------      ---------
         932,207          3,059           610,299        401,644          3,333           2,201           930,245        107,745


           3,454            395           932,480        530,836         13,291          11,090           969,214        861,469
        --------         ------        ----------       --------        -------         -------        ----------      ---------
        $935,661         $3,454        $1,542,779       $932,480        $16,624         $13,291        $1,899,459      $ 969,214
        ========         ======        ==========       ========        =======         =======        ==========      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                        DWS GLOBAL                         DWS
                                                                   OPPORTUNITIES VIP--            SMALL CAP INDEX VIP--
                                                                      CLASS A SHARES                  CLASS A SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   (2)        $    185      $    30,110     $   140,783

     Net realized gain (loss) on investments................          13           (1,082)        (115,497)     (2,418,371)
     Realized gain distribution received....................          --               --               --         684,435

     Change in unrealized appreciation (depreciation) on
       investments..........................................         571            6,307        3,027,072       4,380,840
                                                                  ------         --------      -----------     -----------


       Net increase (decrease) in net assets resulting from
          operations........................................         582            5,410        2,941,685       2,787,687
                                                                  ------         --------      -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          --              823          721,410         904,128
     Cost of insurance......................................         (32)            (141)        (150,247)       (133,535)
     Policyowners' surrenders...............................          --          (15,857)        (758,269)       (192,147)
     Net transfers from (to) Fixed Account..................          --               --          (15,182)       (770,018)
     Transfers between Investment Divisions.................       1,074              677       (8,006,331)      2,356,284
     Policyowners' death benefits...........................          --               --               --              --
                                                                  ------         --------      -----------     -----------
       Net contributions and (withdrawals)..................       1,042          (14,498)      (8,208,619)      2,164,712
                                                                  ------         --------      -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --               --               --              --
                                                                  ------         --------      -----------     -----------
          Increase (decrease) in net assets.................       1,624           (9,088)      (5,266,934)      4,952,399
NET ASSETS:
     Beginning of year......................................       2,034           11,122       14,481,618       9,529,219
                                                                  ------         --------      -----------     -----------
     End of year............................................      $3,658         $  2,034      $ 9,214,684     $14,481,618
                                                                  ======         ========      ===========     ===========





                                                                                             FIDELITY(R) VIP
                                                                     FIDELITY(R) VIP           FREEDOM 2040
                                                                 FREEDOM 2030 PORTFOLIO--      PORTFOLIO--
                                                                      INITIAL CLASS           INITIAL CLASS
                                                             ------------------------------- ---------------
                                                                   2010            2009          2010(G)
                                                             -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   63,609      $   67,228       $   (947)
     Net realized gain (loss) on investments................      (228,034)       (257,248)        40,492
     Realized gain distribution received....................        29,998          31,433            705
     Change in unrealized appreciation (depreciation) on
       investments..........................................       741,250       1,106,529           (335)
                                                                ----------      ----------       --------


       Net increase (decrease) in net assets resulting
          from operations...................................       606,823         947,942         39,915
                                                                ----------      ----------       --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       581,990         686,689         14,313
     Cost of insurance......................................      (112,431)        (88,818)        (7,107)
     Policyowners' surrenders...............................       (61,501)         (8,355)            --
     Net transfers from (to) Fixed Account..................       (10,970)         34,612         (3,047)
     Transfers between Investment Divisions.................      (670,551)        644,464        (37,546)
     Policyowners' death benefits...........................            --              --             --
                                                                ----------      ----------       --------
       Net contributions and (withdrawals)..................      (273,463)      1,268,592        (33,387)
                                                                ----------      ----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --
                                                                ----------      ----------       --------
          Increase (decrease) in net assets.................       333,360       2,216,534          6,528

NET ASSETS:
     Beginning of year......................................     4,088,785       1,872,251             --
                                                                ----------      ----------       --------
     End of year............................................    $4,422,145      $4,088,785       $  6,528
                                                                ==========      ==========       ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









            FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP
            CONTRAFUND(R)--                 EQUITY-INCOME--             FREEDOM 2010 PORTFOLIO--        FREEDOM 2020 PORTFOLIO--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



      $   192,972     $   198,994      $   54,877     $    65,954      $   32,152      $   39,211      $  121,017      $  135,861

       (1,647,360)     (6,179,192)       (458,701)     (2,515,356)        (45,563)       (180,396)       (100,466)       (590,002)
           10,784           5,668              --              --          27,656           7,395          49,961          44,185


        5,238,451      12,370,712       1,031,168       3,666,625         119,779         368,394         752,664       1,391,240
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------


        3,794,847       6,396,182         627,344       1,217,223         134,024         234,604         823,176         981,284
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------

        2,360,267       2,699,227         400,147         642,603         198,587         169,456         559,346         579,245
         (516,757)       (467,625)        (57,196)        (78,700)        (37,478)        (35,135)       (163,419)       (113,287)
       (1,957,288)       (748,983)        (22,328)       (250,571)        (80,252)           (730)        (16,429)        (68,131)
            4,373          77,784          (4,779)          8,353          (2,303)         19,576         (32,482)         84,698
         (956,323)     (1,871,383)       (973,280)     (1,880,211)        392,361        (228,150)        821,175         531,330
          (29,122)        (26,693)         (1,736)             --            (149)             --              --              --
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
       (1,094,850)       (337,673)       (659,172)     (1,558,526)        470,766         (74,983)      1,168,191       1,013,855
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------


              (10)            (36)             --              --              --              --              --              (1)
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
        2,699,987       6,058,473         (31,828)       (341,303)        604,790         159,621       1,991,367       1,995,138

       23,960,929      17,902,456       4,235,963       4,577,266       1,208,759       1,049,138       5,133,237       3,138,099
      -----------     -----------      ----------     -----------      ----------      ----------      ----------      ----------
      $26,660,916     $23,960,929      $4,204,135     $ 4,235,963      $1,813,549      $1,208,759      $7,124,604      $5,133,237
      ===========     ===========      ==========     ===========      ==========      ==========      ==========      ==========






            FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP
                GROWTH--                      INDEX 500--               INVESTMENT GRADE BOND--                MID-CAP--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $ (1,509)     $    (1,054)    $   618,161     $   611,145     $   311,402     $   658,548     $      (988)    $    48,082
          (3,463)        (899,539)     (2,521,684)     (1,937,765)         95,050        (130,760)       (942,939)     (3,702,779)
           2,561              783         656,520         587,632         107,224          32,217          84,094          92,438

         176,325        1,026,469       6,471,664       7,454,195         132,651         517,287       8,008,000       9,758,035
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------


         173,914          126,659       5,224,661       6,715,207         646,327       1,077,292       7,148,167       6,195,776
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------

          91,489          323,368       3,247,115       3,244,947       1,155,887       1,179,621       2,228,448       2,411,030
         (13,549)         (15,075)       (751,604)       (655,594)       (204,204)       (204,325)       (437,726)       (382,076)
         (35,710)          (3,488)     (1,854,509)     (1,394,245)       (215,606)     (1,063,645)       (819,288)       (946,939)
         (54,031)           2,215         213,828         124,083          29,196          50,062          81,523         144,997
         (37,859)      (1,366,227)      4,076,717         802,864         216,735       1,295,759       5,591,489      (1,026,762)
              --               --              --          (2,680)         (5,463)        (21,652)        (19,687)        (29,439)
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (49,660)      (1,059,207)      4,931,547       2,119,375         976,545       1,235,820       6,624,759         170,811
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------


              (1)              (1)             (1)             (4)             (6)            (27)             (9)            (23)
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
         124,253         (932,549)     10,156,207       8,834,578       1,622,866       2,313,085      13,772,917       6,366,564


         833,686        1,766,235      33,503,096      24,668,518       9,287,490       6,974,405      20,742,787      14,376,223
        --------      -----------     -----------     -----------     -----------     -----------     -----------     -----------
        $957,939      $   833,686     $43,659,303     $33,503,096     $10,910,356     $ 9,287,490     $34,515,704     $20,742,787
        ========      ===========     ===========     ===========     ===========     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                     FIDELITY(R) VIP                 FIDELITY(R) VIP
                                                                      MONEY MARKET--                    OVERSEAS--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2010          2009(D)           2010            2009
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $   (27,024)     $   (1,023)    $    80,987     $   137,440
     Net realized gain (loss) on investments................            --              --      (2,232,953)     (2,494,044)
     Realized gain distribution received....................        12,645              --          16,270          26,431

     Change in unrealized appreciation (depreciation) on
       investments..........................................            --              --       3,012,437       4,104,245
                                                               -----------      ----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       (14,379)         (1,023)        876,741       1,774,072
                                                               -----------      ----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................     1,455,005          19,367         827,665         528,645
     Cost of insurance......................................      (213,694)        (65,508)       (194,052)       (192,469)
     Policyowners' surrenders...............................    (2,049,213)             --        (252,171)        (73,342)
     Net transfers from (to) Fixed Account..................    10,594,341        (213,642)        (19,529)         27,971
     Transfers between Investment Divisions.................    (1,351,473)      8,890,834        (813,750)     (1,072,506)
     Policyowners' death benefits...........................            --              --          (1,551)             --
                                                               -----------      ----------     -----------     -----------
       Net contributions and (withdrawals)..................     8,434,966       8,631,051        (453,388)       (781,701)
                                                               -----------      ----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --              --               1
                                                               -----------      ----------     -----------     -----------
          Increase (decrease) in net assets.................     8,420,587       8,630,028         423,353         992,372
NET ASSETS:
     Beginning of year......................................     8,630,028              --       9,130,525       8,138,153
                                                               -----------      ----------     -----------     -----------

     End of year............................................   $17,050,615      $8,630,028     $ 9,553,878     $ 9,130,525
                                                               ===========      ==========     ===========     ===========






                                                                 INVESCO
                                                               V.I. MID CAP         INVESCO VAN KAMPEN
                                                               CORE EQUITY          V.I. MID CAP VALUE
                                                                  FUND--                  FUND--
                                                             SERIES I SHARES         SERIES I SHARES
                                                             --------------- -------------------------------
                                                                 2010(H)           2010          2009(B)
                                                             -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:

     Net investment income (loss)...........................     $   149        $    1,184       $    954
     Net realized gain (loss) on investments................         329            29,716         12,270
     Realized gain distribution received....................          --                --             --

     Change in unrealized appreciation (depreciation) on
       investments..........................................       6,627           129,620         47,695
                                                                 -------        ----------       --------
       Net increase (decrease) in net assets resulting from
          operations........................................       7,105           160,520         60,919
                                                                 -------        ----------       --------

  Contributions and (withdrawals):
     Payments received from policyowners....................       1,138            15,045            104
     Cost of insurance......................................        (535)           (8,227)        (1,415)
     Policyowners' surrenders...............................          --                --             --
     Net transfers from (to) Fixed Account..................       4,008           603,055             --

     Transfers between Investment Divisions.................      87,585           235,125         87,070
     Policyowners' death benefits...........................          --                --             --
                                                                 -------        ----------       --------
       Net contributions and (withdrawals)..................      92,196           844,998         85,759
                                                                 -------        ----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --                --             --
                                                                 -------        ----------       --------
          Increase (decrease) in net assets.................      99,301         1,005,518        146,678
NET ASSETS:
     Beginning of year......................................          --           146,678             --
                                                                 -------        ----------       --------
     End of year............................................     $99,301        $1,152,196       $146,678
                                                                 =======        ==========       ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                                              INVESCO V.I.
         FIDELITY(R) VIP VALUE           FIDELITY(R) VIP VALUE            INVESCO V.I. GLOBAL             INTERNATIONAL GROWTH
               LEADERS--                      STRATEGIES--                 REAL ESTATE FUND--                    FUND--
             INITIAL CLASS                  SERVICE CLASS 2                 SERIES I SHARES                 SERIES I SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




        $     43        $   286         $   (317)      $    (140)      $   91,705      $   (3,156)     $  150,477      $   54,138
           2,243             15           (5,883)       (184,070)         108,007        (513,604)       (469,063)       (230,207)
              --             --               --              --               --              --              --              --


          (2,731)         3,025           61,504         244,390          185,542         699,851       1,253,734       1,567,642
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------

            (445)         3,326           55,304          60,180          385,254         183,091         935,148       1,391,573
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------


           2,750          4,582           72,490          29,866          164,967         143,159         631,413         743,566
            (595)          (399)         (10,197)         (6,826)         (22,921)        (15,325)       (114,932)        (82,316)
              --             --           (9,042)        (62,566)         (49,841)         (8,543)       (348,080)        (29,221)
              --            702            1,406               9           77,356         (16,999)          3,785          32,239
         (18,066)        13,142           46,271         (26,800)         677,756         118,261       1,545,317         246,320
              --             --          (10,424)             --               --              --              --          (1,840)
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------
         (15,911)        18,027           90,504         (66,317)         847,317         220,553       1,717,503         908,748
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------


              --             --               --              --               --              (4)             --              --
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------
         (16,356)        21,353          145,808          (6,137)       1,232,571         403,640       2,652,651       2,300,321

          21,705            352          180,773         186,910        1,125,460         721,820       5,665,825       3,365,504
        --------        -------         --------       ---------       ----------      ----------      ----------      ----------

        $  5,349        $21,705         $326,581       $ 180,773       $2,358,031      $1,125,460      $8,318,476      $5,665,825
        ========        =======         ========       =========       ==========      ==========      ==========      ==========







              JANUS ASPEN                     JANUS ASPEN                     JANUS ASPEN                     JANUS ASPEN
          BALANCED PORTFOLIO--           ENTERPRISE PORTFOLIO--            FORTY PORTFOLIO--             WORLDWIDE PORTFOLIO--
          INSTITUTIONAL SHARES            INSTITUTIONAL SHARES            INSTITUTIONAL SHARES            INSTITUTIONAL SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------





      $   458,683     $   396,287     $   (23,529)    $   (26,988)    $    (4,035)    $   (22,510)     $    1,494      $   11,355
          (48,865)       (232,771)       (669,188)       (674,325)       (588,209)       (127,604)        111,705         (84,140)
               --         563,988              --              --              --              --              --              --


        1,074,188       2,782,283       2,131,595       3,081,309       1,045,173       2,413,427          18,653         327,726
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------

        1,484,006       3,509,787       1,438,878       2,379,996         452,929       2,263,313         131,852         254,941
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------

          876,049         857,581         595,376         737,121         802,655         616,627          23,700          18,151
         (548,735)       (519,566)       (104,324)       (104,103)        (96,673)        (83,416)        (40,875)        (32,311)
         (707,736)       (904,330)     (1,306,664)        (60,036)       (423,692)        (23,681)       (600,674)        (57,482)
          205,342          25,604         (27,020)        (16,124)         11,769         (21,618)          3,206          (1,341)
        1,519,390        (842,691)       (977,060)     (1,589,350)      2,686,061      (1,316,168)        (32,355)        556,868
           (1,090)       (332,895)             --              --          (5,573)         (9,771)             --              --
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
        1,343,220      (1,716,297)     (1,819,692)     (1,032,492)      2,974,547        (838,027)       (646,998)        483,885
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------


              (67)           (366)             --              --              --              --              (2)             (8)
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
        2,827,159       1,793,124        (380,814)      1,347,504       3,427,476       1,425,286        (515,148)        738,818

       16,514,235      14,721,111       7,102,905       5,755,401       6,695,361       5,270,075       1,266,646         527,828
      -----------     -----------     -----------     -----------     -----------     -----------      ----------      ----------
      $19,341,394     $16,514,235     $ 6,722,091     $ 7,102,905     $10,122,837     $ 6,695,361      $  751,498      $1,266,646
      ===========     ===========     ===========     ===========     ===========     ===========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                    LAZARD RETIREMENT                  LORD ABBETT
                                                                   INTERNATIONAL EQUITY               SERIES FUND--
                                                                       PORTFOLIO--                    MID-CAP VALUE
                                                                      SERVICE SHARES                    PORTFOLIO
                                                             ------------------------------- -------------------------------
                                                                   2010            2009            2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   31,530      $   54,914      $      615     $     1,321
     Net realized gain (loss) on investments................      (375,401)       (319,681)        206,540      (3,350,184)
     Realized gain distribution received....................            --              --              --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       488,301         699,426         779,308       3,984,076
                                                                ----------      ----------      ----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       144,430         434,659         986,463         635,213
                                                                ----------      ----------      ----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       286,797         225,213         418,258       1,259,848
     Cost of insurance......................................       (78,443)        (63,422)       (132,591)        (99,342)
     Policyowners' surrenders...............................      (110,127)         (9,319)       (966,196)       (249,803)
     Net transfers from (to) Fixed Account..................       (15,630)         32,733         (16,778)         15,900
     Transfers between Investment Divisions.................       599,019         570,953       1,097,085      (2,093,453)
     Policyowners' death benefits...........................            --              --            (855)        (11,456)
                                                                ----------      ----------      ----------     -----------
       Net contributions and (withdrawals)..................       681,616         756,158         398,923      (1,178,306)
                                                                ----------      ----------      ----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              (4)             --              (1)
                                                                ----------      ----------      ----------     -----------
          Increase (decrease) in net assets.................       826,046       1,190,813       1,385,386        (543,094)
NET ASSETS:
     Beginning of year......................................     2,918,983       1,728,170       4,265,400       4,808,494
                                                                ----------      ----------      ----------     -----------
     End of year............................................    $3,745,029      $2,918,983      $5,650,786     $ 4,265,400
                                                                ==========      ==========      ==========     ===========






                                                                          MFS(R)                     NEUBERGER BERMAN
                                                                     VALUES SERIES--                   AMT PARTNERS
                                                                      INITIAL CLASS             PORTFOLIO--CLASS I SHARES
                                                             ------------------------------- -------------------------------
                                                                   2010          2009(A)           2010            2009
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   41,447      $   11,205      $    (281)      $  10,989
     Net realized gain (loss) on investments................       311,269          25,962        127,753        (184,147)
     Realized gain distribution received....................            --              --             --          58,175
     Change in unrealized appreciation (depreciation) on
       investments..........................................         9,358         344,886        (87,696)        342,023
                                                                ----------      ----------      ---------       ---------
       Net increase (decrease) in net assets resulting from
          operations........................................       362,074         382,053         39,776         227,040
                                                                ----------      ----------      ---------       ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................        64,996          56,413        123,439          90,849
     Cost of insurance......................................       (51,524)        (10,116)        (8,886)         (7,968)
     Policyowners' surrenders...............................      (731,394)         (2,947)      (329,859)         (7,609)
     Net transfers from (to) Fixed Account..................       229,003          67,502        (15,235)          6,277
     Transfers between Investment Divisions.................     2,428,066       1,710,230        (67,573)          9,548
     Policyowners' death benefits...........................            --          (5,057)            --              --
                                                                ----------      ----------      ---------       ---------
       Net contributions and (withdrawals)..................     1,939,147       1,816,025       (298,114)         91,097
                                                                ----------      ----------      ---------       ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --             --              --
                                                                ----------      ----------      ---------       ---------
          Increase (decrease) in net assets.................     2,301,221       2,198,078       (258,338)        318,137
NET ASSETS:
     Beginning of year......................................     2,198,078              --        606,279         288,142
                                                                ----------      ----------      ---------       ---------
     End of year............................................    $4,499,299      $2,198,078      $ 347,941       $ 606,279
                                                                ==========      ==========      =========       =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









           LVIP BARON GROWTH                     MFS(R)                          MFS(R)                          MFS(R)
          OPPORTUNITIES FUND--          INVESTORS TRUST SERIES--         NEW DISCOVERY SERIES--            UTILITIES SERIES--
             SERVICE CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



       $  (13,750)     $   (9,167)      $   753         $  2,161        $   (37)         $  (27)       $   44,798      $   54,653
          568,563        (934,705)          271               (7)           (17)           (187)         (211,088)       (141,887)
               --              --            --               --             --              --                --              --


          286,260       1,668,695         7,542           16,625          2,733           3,266           422,140         505,591
       ----------      ----------       -------         --------        -------          ------        ----------      ----------


          841,073         724,823         8,566           18,779          2,679           3,052           255,850         418,357
       ----------      ----------       -------         --------        -------          ------        ----------      ----------


          337,978         378,862            --               --             --              --           220,598         239,407
          (62,271)        (38,239)       (1,401)          (1,959)          (437)           (320)          (59,274)        (46,475)
         (749,793)       (227,439)           --          (73,644)            --              --          (473,865)        (22,697)
           69,685         (99,762)           --               --             --              --           (17,046)         26,006
          654,939        (125,988)           --               --             --              --           306,161          91,442
               --              --            --               --             --              --            (2,599)             --
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
          250,538        (112,566)       (1,401)         (75,603)          (437)           (320)          (26,025)        287,683
       ----------      ----------       -------         --------        -------          ------        ----------      ----------




               --              --            --               (3)            --              --                --              (3)
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
        1,091,611         612,257         7,165          (56,827)         2,242           2,732           229,825         706,037


        2,592,934       1,980,677        80,505          137,332          7,806           5,074         1,751,790       1,045,753
       ----------      ----------       -------         --------        -------          ------        ----------      ----------
       $3,684,545      $2,592,934       $87,670         $ 80,505        $10,048          $7,806        $1,981,615      $1,751,790
       ==========      ==========       =======         ========        =======          ======        ==========      ==========





                                                                           PIMCO GLOBAL BOND             PIMCO
          OPPENHEIMER CAPITAL                 OPPENHEIMER                     (UNHEDGED)--            HIGH YIELD--
         APPRECIATION FUND/VA--           CORE BOND FUND/VA--                ADMINISTRATIVE          ADMINISTRATIVE
           NON-SERVICE SHARES              NON-SERVICE SHARES                 CLASS SHARES            CLASS SHARES
    ------------------------------- ------------------------------- ------------------------------- ---------------
          2010            2009            2010            2009            2010          2009(C)         2010(H)
    ---------------------------------------------------------------------------------------------------------------



        $  (197)        $   (47)         $   14          $   (2)        $ 14,224        $   710     $           114
          5,364            (115)           (132)             (6)             404             19                 (84)
             --              --              --              --           16,915          5,109                  --


         (2,484)          7,968             237              97           34,485         (1,388)                 --
        -------         -------          ------          ------         --------        -------     ---------------

          2,683           7,806             119              89           66,028          4,450                  30
        -------         -------          ------          ------         --------        -------     ---------------

          4,772           8,655              --              --           23,651             --              12,526
         (1,802)           (363)            (37)            (11)          (5,377)          (217)                (77)
             --              --              --              --               --             --                  --
          9,026             757              --              --           83,439         51,315                  --
         28,860          19,561              --              --          467,926         29,352             (12,479)
             --              --              --              --               --             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
         40,856          28,610             (37)            (11)         569,639         80,450                 (30)
        -------         -------          ------          ------         --------        -------     ---------------


             --              --              --              --               --             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
         43,539          36,416              82              78          635,667         84,900                  --

         37,475           1,059           1,109           1,031           84,900             --                  --
        -------         -------          ------          ------         --------        -------     ---------------
        $81,014         $37,475          $1,191          $1,109         $720,567        $84,900            $     --
        =======         =======          ======          ======         ========        =======     ===============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                              PIMCO LONG-TERM U.S.                   PIMCO
                                                                  GOVERNMENT--                   LOW DURATION--
                                                                 ADMINISTRATIVE                  ADMINISTRATIVE
                                                                  CLASS SHARES                    CLASS SHARES
                                                        ------------------------------- -------------------------------
                                                              2010            2009            2010            2009
                                                        ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)......................     $  4,091        $  3,984       $   26,067      $   49,195
     Net realized gain (loss) on investments...........         (465)          3,607           24,614          (2,585)
     Realized gain distribution received...............        2,894           8,065            6,569          83,534
     Change in unrealized appreciation (depreciation)
       on investments..................................        6,244         (19,216)          48,238          71,149
                                                            --------        --------       ----------      ----------
       Net increase (decrease) in net assets resulting
          from operations..............................       12,764          (3,560)         105,488         201,293
                                                            --------        --------       ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners...............       36,659          35,494          415,439         280,861
     Cost of insurance.................................       (1,682)         (2,145)         (39,966)        (29,727)
     Policyowners' surrenders..........................           --         (31,895)        (780,866)        (50,784)
     Net transfers from (to) Fixed Account.............           --           1,802          144,355          24,582
     Transfers between Investment Divisions............      (20,803)          8,467          288,665         154,289
     Policyowners' death benefits......................           --              --               --          (6,321)
                                                            --------        --------       ----------      ----------
       Net contributions and (withdrawals).............       14,174          11,723           27,627         372,900
                                                            --------        --------       ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges
       retained by the Separate Account................           --              --               --              --
                                                            --------        --------       ----------      ----------
          Increase (decrease) in net assets............       26,938           8,163          133,115         574,193
NET ASSETS:
     Beginning of year.................................      108,190         100,027        1,892,404       1,318,211
                                                            --------        --------       ----------      ----------
     End of year.......................................     $135,128        $108,190       $2,025,519      $1,892,404
                                                            ========        ========       ==========      ==========





                                                                 T. ROWE PRICE                   T. ROWE PRICE
                                                                BLUE CHIP GROWTH                 EQUITY INCOME
                                                                   PORTFOLIO                       PORTFOLIO
                                                        ------------------------------- -------------------------------
                                                              2010            2009            2010            2009
                                                        ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)......................   $   (46,159)     $  (30,901)    $   317,482     $   243,634
     Net realized gain (loss) on investments...........      (290,200)       (809,105)     (2,247,533)     (5,383,519)
     Realized gain distribution received...............            --              --              --              --
     Change in unrealized appreciation (depreciation)
       on investments..................................     2,008,952       3,390,511       4,988,680       8,507,737
                                                          -----------      ----------     -----------     -----------
       Net increase (decrease) in net assets resulting
          from operations..............................     1,672,593       2,550,505       3,058,629       3,367,852
                                                          -----------      ----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners...............     1,139,280       1,052,680       1,804,480       2,899,606
     Cost of insurance.................................      (296,513)       (215,022)       (467,625)       (384,245)
     Policyowners' surrenders..........................        (8,411)       (143,841)     (2,472,324)       (701,484)
     Net transfers from (to) Fixed Account.............      (104,434)         39,626        (145,056)        (44,607)
     Transfers between Investment Divisions............     1,255,396        (711,377)      2,765,549      (2,916,803)
     Policyowners' death benefits......................            --          (4,969)             --         (11,259)
                                                          -----------      ----------     -----------     -----------
       Net contributions and (withdrawals).............     1,985,318          17,097       1,485,024      (1,158,792)
                                                          -----------      ----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges
       retained by the Separate Account................            --              --             (17)            (22)
                                                          -----------      ----------     -----------     -----------
          Increase (decrease) in net assets............     3,657,911       2,567,602       4,543,636       2,209,038
NET ASSETS:
     Beginning of year.................................     8,659,417       6,091,815      18,254,040      16,045,002
                                                          -----------      ----------     -----------     -----------
     End of year.......................................   $12,317,328      $8,659,417     $22,797,676     $18,254,040
                                                          ===========      ==========     ===========     ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I












                 PIMCO                           PIMCO
             REAL RETURN--                   TOTAL RETURN--                      ROYCE                           ROYCE
             ADMINISTRATIVE                  ADMINISTRATIVE              MICRO-CAP PORTFOLIO--           SMALL-CAP PORTFOLIO--
              CLASS SHARES                    CLASS SHARES                  INVESTMENT CLASS                INVESTMENT CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------




      $    98,053     $   221,820     $   879,508     $ 1,694,416      $  105,683      $   (9,079)    $   (17,871)    $   (24,272)
          201,606         (42,680)      1,693,632         482,615          85,723        (811,182)        (19,025)       (941,075)
           88,634         412,578       1,307,594       1,196,390              --              --              --              --


          304,688         728,232        (595,184)      1,149,343       1,424,178       1,825,618       1,403,319       2,957,381
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


          692,981       1,319,950       3,285,550       4,522,764       1,615,584       1,005,357       1,366,423       1,992,034
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


          651,261         956,881       3,028,514       3,016,983         336,878         402,666         609,391         726,065
         (121,944)       (114,615)       (893,818)       (785,488)        (71,162)        (53,248)       (129,895)       (105,170)
       (1,590,395)       (194,712)     (6,100,676)       (962,454)       (275,790)        (60,579)     (1,309,736)        (90,963)
          203,849         (24,993)        252,057         259,483       1,677,523          20,031         278,747      (1,700,756)
         (556,907)      3,510,731       5,462,745       3,256,618       2,002,946        (616,912)        660,651       1,254,274
               --              --         (37,976)        (16,740)           (695)         (8,757)         (4,067)             --
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
       (1,414,136)      4,133,292       1,710,846       4,768,402       3,669,700        (316,799)        105,091          83,450
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------


               --              (1)             --              (3)             --              (3)             --              --
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
         (721,155)      5,453,241       4,996,396       9,291,163       5,285,284         688,555       1,471,514       2,075,484


       11,061,074       5,607,833      39,125,547      29,834,384       2,285,988       1,597,433       7,162,378       5,086,894
      -----------     -----------     -----------     -----------      ----------      ----------     -----------     -----------
      $10,339,919     $11,061,074     $44,121,943     $39,125,547      $7,571,272      $2,285,988     $ 8,633,892     $ 7,162,378
      ===========     ===========     ===========     ===========      ==========      ==========     ===========     ===========





             T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE
               INDEX 500                  INTERNATIONAL STOCK              LIMITED-TERM BOND               NEW AMERICA GROWTH
               PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009            2010            2009
    -------------------------------------------------------------------------------------------------------------------------------



       $   4,367        $  5,160       $   15,059      $   37,112      $   86,425      $   78,902      $   (7,481)     $   (8,967)
         (58,352)        (59,424)        (268,244)       (142,333)         58,621          40,339         (74,857)       (602,445)
              --              --            8,081              --              --              --          95,742              --

          92,232         135,228          582,201         755,421         (47,278)         71,191         747,397       1,419,265
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------

          38,247          80,964          337,097         650,200          97,768         190,432         760,801         807,853
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------


          37,279          40,242          404,833         387,480         636,236         978,323         437,179         421,093
         (18,197)        (21,233)         (74,251)        (59,135)        (78,154)        (75,906)        (77,986)        (48,705)
        (212,552)        (16,879)        (115,349)       (149,977)       (289,148)       (628,179)        (77,743)       (222,676)
          (3,608)         22,268           22,388          38,440          (3,722)        143,238         289,214          42,651
         (19,057)        (85,169)         238,113         222,444         782,735        (143,927)      1,082,131        (531,504)
          (1,126)             --               --          (9,819)             --          (6,132)           (323)             --
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
        (217,261)        (60,771)         475,734         429,433       1,047,947         267,417       1,652,472        (339,141)
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------



              --              --               (2)            (23)             --              (1)             --              --
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
        (179,014)         20,193          812,829       1,079,610       1,145,715         457,848       2,413,273         468,712

         393,319         373,126        2,099,703       1,020,093       2,443,814       1,985,966       2,354,957       1,886,245
       ---------        --------       ----------      ----------      ----------      ----------      ----------      ----------
       $ 214,305        $393,319       $2,912,532      $2,099,703      $3,589,529      $2,443,814      $4,768,230      $2,354,957
       =========        ========       ==========      ==========      ==========      ==========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                     T. ROWE PRICE                         UIF EMERGING
                                                   PERSONAL STRATEGY                 MARKETS DEBT PORTFOLIO--
                                                  BALANCED PORTFOLIO                          CLASS I
                                          ----------------------------------    ----------------------------------
                                                2010               2009               2010               2009
                                          ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......    $   500,802        $   345,359         $   99,157         $   84,120
     Net realized gain (loss) on
       investments......................       (704,677)        (2,445,252)           168,677           (115,015)
     Realized gain distribution
       received.........................             --                 --                 --                 --
     Change in unrealized appreciation
       (depreciation) on
       investments......................      3,600,754          7,540,237            (21,246)           369,481
                                            -----------        -----------         ----------         ----------
       Net increase (decrease) in net
          assets resulting from
          operations....................      3,396,879          5,440,344            246,588            338,586
                                            -----------        -----------         ----------         ----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................      1,297,264            982,336            469,767            196,679
     Cost of insurance..................       (390,348)          (330,310)           (32,782)           (24,643)
     Policyowners' surrenders...........       (947,043)           (49,330)            (2,237)           (13,559)
     Net transfers from (to) Fixed
       Account..........................        (53,327)        (1,911,745)            (6,067)             4,078
     Transfers between Investment
       Divisions........................        841,159          4,609,897           (313,959)           212,782
     Policyowners' death benefits.......        (26,003)                --                 --                 --
                                            -----------        -----------         ----------         ----------
       Net contributions and
          (withdrawals).................        721,702          3,300,848            114,722            375,337
                                            -----------        -----------         ----------         ----------
     Increase (decrease) attributable to
       New York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account..........................             --                 --                 (1)                (4)
                                            -----------        -----------         ----------         ----------
          Increase (decrease) in net
            assets......................      4,118,581          8,741,192            361,309            713,919
NET ASSETS:
     Beginning of year..................     25,168,391         16,427,199          1,711,916            997,997
                                            -----------        -----------         ----------         ----------
     End of year........................    $29,286,972        $25,168,391         $2,073,225         $1,711,916
                                            ===========        ===========         ==========         ==========






                                                                                              VAN ECK VIP
                                                    VAN ECK VIP GLOBAL                       MULTI-MANAGER
                                                       HARD ASSETS--                        ALTERNATIVES--
                                                       INITIAL CLASS                         INITIAL CLASS
                                            ----------------------------------    ----------------------------------
                                                  2010               2009               2010               2009
                                            ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......       $   (1,250)         $   (114)          $   (880)         $     (70)
     Net realized gain (loss) on
       investments......................           19,494               868             (1,950)           (39,676)
     Realized gain distribution
       received.........................               --                99                 --             16,649
     Change in unrealized appreciation
       (depreciation) on
       investments......................          406,103            19,009             11,595             39,491
                                               ----------          --------           --------          ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................          424,347            19,862              8,765             16,394
                                               ----------          --------           --------          ---------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................           67,991             1,314             32,793             50,795
     Cost of insurance..................          (21,671)           (1,728)            (1,431)            (1,904)
     Policyowners' surrenders...........               --           (22,909)                --            (25,032)
     Net transfers from (to) Fixed
       Account..........................           80,816            53,694                 --                 --
     Transfers between Investment
       Divisions........................        1,353,206            85,848             (2,414)          (148,312)
     Policyowners' death benefits.......               --                --                 --                 --
                                               ----------          --------           --------          ---------
       Net contributions and
          (withdrawals).................        1,480,342           116,219             28,948           (124,453)
                                               ----------          --------           --------          ---------
     Increase (decrease) attributable to
       New York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account..........................               --                --                 --                 --
                                               ----------          --------           --------          ---------
          Increase (decrease) in net
            assets......................        1,904,689           136,081             37,713           (108,059)
NET ASSETS:
     Beginning of year..................          152,007            15,926            187,599            295,658
                                               ----------          --------           --------          ---------
     End of year........................       $2,056,696          $152,007           $225,312          $ 187,599
                                               ==========          ========           ========          =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).
(g) For the period February 2010 (Commencement of Investments) through December 2010.
(h) For the period March 2010 (Commencement of Investments) through December
    2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I











                                                UIF U.S.
              UIF EMERGING                    REAL ESTATE                  VAN ECK VIP GLOBAL
             MARKETS EQUITY                   PORTFOLIO--                     BOND FUND--
           PORTFOLIO--CLASS I                   CLASS I                      INITIAL CLASS
    ------------------------------- ------------------------------- -------------------------------
          2010            2009            2010            2009            2010            2009
    -----------------------------------------------------------------------------------------------



      $    24,744      $  (25,982)    $   144,311     $   182,032      $   (2,051)      $    105
       (1,025,973)       (972,399)       (342,943)     (6,299,836)          5,513          2,030
               --              --              --              --              --             --


        2,884,758       4,187,440       2,586,900       7,739,133          29,114          3,598
      -----------      ----------     -----------     -----------      ----------       --------


        1,883,529       3,189,059       2,388,268       1,621,329          32,576          5,733
      -----------      ----------     -----------     -----------      ----------       --------

          754,783         670,900         378,891         980,115          11,647          8,010
         (143,211)       (100,594)        (84,837)        (78,541)        (21,682)        (4,513)
         (196,039)        (25,809)       (561,069)       (314,460)        (44,919)            --
          315,555         (34,360)           (963)       (432,560)         61,686        (15,726)
        1,564,184         976,118      (1,510,539)     (1,163,509)        946,266         42,805
               --              --              --              --              --             --
      -----------      ----------     -----------     -----------      ----------       --------
        2,295,272       1,486,255      (1,778,517)     (1,008,955)        952,998         30,576
      -----------      ----------     -----------     -----------      ----------       --------




               (1)            (19)             (1)             (3)             --             (1)
      -----------      ----------     -----------     -----------      ----------       --------
        4,178,800       4,675,295         609,750         612,371         985,574         36,308

        8,799,920       4,124,625       8,557,767       7,945,396          39,874          3,566
      -----------      ----------     -----------     -----------      ----------       --------
      $12,978,720      $8,799,920     $ 9,167,517     $ 8,557,767      $1,025,448       $ 39,874
      ===========      ==========     ===========     ===========      ==========       ========


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life policies ("CSVUL")("Series 1 policies"), NYLIAC CorpExec Variable Universal Life II policies ("CEVUL2")("Series 2 policies"), NYLIAC CorpExec Variable Universal Life III policies ("CEVUL3")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life IV policies ("CEVUL4")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life V policies ("CEVUL5")("Series 3 policies"), NYLIAC CorpExec Variable Universal Life VI policies ("CEVUL6")("Series 3 policies"), and NYLIAC CorpExec Accumulator Variable Universal Life policies ("CEAVUL")("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., The Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series(R), Calvert Variable Series, Inc., Davis Variable Account Fund, Inc., Delaware VIP(R) Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity(R) Variable Insurance Products Funds, Fidelity(R) Variable Insurance Products Freedom Funds, Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust, MFS(R) Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and Van Eck VIP Trust (collectively "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond--Initial Class
MainStay VP Cash Management
MainStay VP Common Stock--Initial Class
MainStay VP Convertible--Initial Class
MainStay VP Floating Rate--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP ICAP Select Equity--Initial Class
MainStay VP Income Builder--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Large Cap Growth--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP S&P 500 Index--Initial Class
MainStay VP U.S. Small Cap--Initial Class
Alger Small Cap Growth Portfolio--Class I-2 Shares(1)
Alger SMid Cap Growth Portfolio--Class I-2 Shares(2) AllianceBernstein VPS International Value Portfolio--Class A Shares AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Growth Fund--Class 1 Shares
American Funds Global Small Capitalization Fund--Class 2 Shares American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
Calvert VP SRI Balanced Portfolio(3)
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Opportunistic Small Cap--Initial Shares(4)
DWS Dreman Small Mid Cap Value VIP--Class A Shares
DWS Global Opportunities VIP--Class A Shares
DWS Small Cap Index VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2040 Portfolio--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class
Fidelity(R) VIP Money Market--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Leaders--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Invesco V.I. Global Real Estate Fund--Series I Shares(5)
Invesco V.I. International Growth Fund--Series I Shares(6) Invesco V.I. Mid Cap Core Equity Fund--Series I Shares(7) Invesco Van Kampen V.I. Mid Cap Value Fund--Series I Shares(8) Janus Aspen Balanced Portfolio--Institutional Shares
Janus Aspen Enterprise Portfolio--Institutional Shares
Janus Aspen Forty Portfolio--Institutional Shares
Janus Aspen Worldwide Portfolio--Institutional Shares
Lazard Retirement International Equity Portfolio--Service Shares Lord Abbett Series Fund--Mid-Cap Value Portfolio
LVIP Baron Growth Opportunities Fund--Service Class
MFS(R) Global Tactical Allocation--Initial Class(9)
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
MFS(R) Values Series--Initial Class
Neuberger Berman AMT Partners Portfolio--Class I Shares Oppenheimer Capital Appreciation Fund/VA--Non-Service Shares Oppenheimer Core Bond Fund/VA--Non-Service Shares
PIMCO Global Bond (Unhedged)--Administrative Class Shares(10) PIMCO High Yield--Administrative Class Shares(11)
PIMCO Long-Term U.S. Government--Administrative Class Shares(12) PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
UIF Emerging Markets Debt Portfolio--Class I(13)
UIF Emerging Markets Equity Portfolio--Class I(14)
UIF U.S. Real Estate Portfolio--Class I(15)
Van Eck VIP Global Bond Fund--Initial Class(16)
Van Eck VIP Global Hard Assets--Initial Class(17)
Van Eck VIP Multi-Manager Alternatives--Initial Class(18)

Not all Investment Divisions are available on all policies. No new investments may be added to the MainStay VP Large Cap Growth, Alger Small Cap Growth Portfolio--Class I-2 Shares, Calvert VP SRI Balanced Portfolio, Dreyfus VIF Opportunistic Small Cap Portfolio--Initial Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, and Oppenheimer Core Bond Fund/VA--Non-Service Shares.

     All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the MFS(R) Global Tactical Allocation.

     Initial premium payments received for CSVUL, CEVUL2, CEVUL3, CEVUL4, and CEVUL5 policies that were issued as non-replacement policies are allocated to NYLIAC's General Account until 20 days (10 days in New York & 30 days in California for policyowners age 60 and greater) after the policy delivery date. Initial premium payments received for CSVUL, CEVUL2, CEVUL3, CEVUL4, and CEVUL5 that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial premium payments received for non-replacement CEVUL6 policies are allocated to NYLIAC's General Account until 10 days (30 days in California for policyowners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 policies that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial premium payments received for non-replacement CEAVUL policies are allocated to NYLIAC's General Account until 10 days (30 days in California for policyowners age 60 and greater) after the policy issue date. Initial premium payments received for CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC's General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in.

     No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or

--------------------------------------------------------------------------------


withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset. Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1) Formerly Alger American SmallCap Growth Portfolio--Class O Shares

(2) Formerly Alger American SMidCap Growth Portfolio--Class O Shares

(3) Formerly CVS Calvert Social Balanced Portfolio

(4) Formerly Dreyfus VIF Developing Leaders--Initial Shares

(5) Formerly AIM V.I. Global Real Estate Fund--Series I Shares

(6) Formerly AIM V.I. International Growth Fund--Series I Shares

(7) Formerly AIM V.I. Mid Cap Core Equity Fund--Series I Shares

(8) Formerly Morgan Stanley UIF U.S. Mid Cap Value Portfolio--Class I Shares

(9) Formerly MFS(R) Global Total Return Portfolio

(10) "VIT" has been removed from PIMCO VIT Global Bond--Administrative Class Shares as it is not part of the fund's legal name

(11) "VIT" has been removed from PIMCO VIT High Yield--Administrative Class Shares as it is not part of the fund's legal name

(12) "Long-Term" has been added to PIMCO U.S. Government--Administrative Class Shares as it is part of the fund's legal name

(13) Formerly Morgan Stanley UIF Emerging Markets Debt Portfolio--Class I

(14) Formerly Morgan Stanley UIF Emerging Markets Equity Portfolio--Class I

(15) Formerly Morgan Stanley UIF U.S. Real Estate Portfolio--Class I

(16) Formerly Van Eck WIT Worldwide Bond Fund--Initial Class

(17) Formerly Van Eck Worldwide Hard Assets--Initial Class

(18) Formerly Van Eck Worldwide Multi-Manager Alternatives--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investments of CSVUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          279            136,679             6,824              68

Identified cost........       $4,057           $136,684          $114,857            $726







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           S&P 500         U.S. SMALL
                             GROWTH--           CORE--            INDEX--            CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           6               4,075             5,845            1,006

Identified cost........         $63             $44,968          $149,103           $7,823



Investment activity for the year ended December 31, 2010, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............     $     2,539         $83,482           $5,216             $306

Proceeds from sales....           2,185          74,461            2,487              218







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           S&P 500         U.S. SMALL
                             GROWTH--           CORE--            INDEX--            CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............         $--             $1,249            $ 7,317           $5,992

Proceeds from sales....           6              9,642             12,194               75



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             81                190                460             2,590            18,276              --               4,422

           $703             $2,221            $10,209           $22,748          $230,466             $--             $57,461







                                           ALLIANCEBERN-     ALLIANCEBERN-
        ALGER SMALL                            STEIN             STEIN
            CAP         ALGER SMID CAP          VPS          VPS SMALL/MID                      AMERICAN FUNDS
          GROWTH            GROWTH         INTERNATIONAL          CAP            AMERICAN            ASSET        AMERICAN FUNDS
        PORTFOLIO--       PORTFOLIO--          VALUE             VALUE         CENTURY(R) VP      ALLOCATION       GLOBAL GROWTH
         CLASS I-2         CLASS I-2        PORTFOLIO--       PORTFOLIO--         VALUE--           FUND--            FUND--
          SHARES            SHARES        CLASS A SHARES    CLASS A SHARES       CLASS II       CLASS 2 SHARES    CLASS 1 SHARES
      --------------------------------------------------------------------------------------------------------------------------


             19                 7                 72               134               256               27                12

           $615               $51             $1,005            $1,691            $1,437             $396              $247








                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $267              $862             $5,174            $11,226           $6,536          $        --         $8,555

            296               796                101              5,162            5,542                  488          9,112







                                           ALLIANCEBERN-     ALLIANCEBERN-
        ALGER SMALL                            STEIN             STEIN
            CAP         ALGER SMID CAP          VPS          VPS SMALL/MID                      AMERICAN FUNDS
          GROWTH            GROWTH         INTERNATIONAL          CAP            AMERICAN            ASSET        AMERICAN FUNDS
        PORTFOLIO--       PORTFOLIO--          VALUE             VALUE         CENTURY(R) VP      ALLOCATION       GLOBAL GROWTH
         CLASS I-2         CLASS I-2        PORTFOLIO--       PORTFOLIO--         VALUE--           FUND--            FUND--
          SHARES            SHARES        CLASS A SHARES    CLASS A SHARES       CLASS II       CLASS 2 SHARES    CLASS 1 SHARES
      --------------------------------------------------------------------------------------------------------------------------


           $ --               $31             $  674             $806              $527              $290              $248

            342                 2              1,151              370               109               950                 1

--------------------------------------------------------------------------------







                          AMERICAN FUNDS
                           GLOBAL SMALL                       AMERICAN FUNDS    AMERICAN FUNDS
                          CAPITALIZATION    AMERICAN FUNDS     GROWTH-INCOME     INTERNATIONAL
                              FUND--         GROWTH FUND--        FUND--            FUND--
                          CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES
                          --------------------------------------------------------------------


Number of shares.......          33                154               13                543

Identified cost........        $590             $6,643             $377             $8,422








                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
                                DWS               VIP               VIP               VIP
                             SMALL CAP          CONTRA-           EQUITY-        FREEDOM 2010
                            INDEX VIP--        FUND(R)--         INCOME--         PORTFOLIO--
                          CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          743              1,116              221               171

Identified cost........       $6,642            $23,169           $3,264            $1,673








                          AMERICAN FUNDS
                           GLOBAL SMALL                       AMERICAN FUNDS    AMERICAN FUNDS
                          CAPITALIZATION    AMERICAN FUNDS     GROWTH-INCOME     INTERNATIONAL
                              FUND--         GROWTH FUND--        FUND--            FUND--
                          CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES
                          --------------------------------------------------------------------


Purchases..............        $445             $3,054             $233             $5,040

Proceeds from sales....         288              2,620               26              4,490








                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
                                DWS               VIP               VIP               VIP
                             SMALL CAP          CONTRA-           EQUITY-        FREEDOM 2010
                            INDEX VIP--        FUND(R)--         INCOME--         PORTFOLIO--
                          CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $ 1,924           $5,319            $  814            $1,082

Proceeds from sales....        10,102            6,212             1,419               552



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                     DELAWARE VIP
                                     INTERNATIONAL   DREYFUS IP     DREYFUS VIF     DWS DREMAN       DWS GLOBAL
      CALVERT VP                     VALUE EQUITY    TECHNOLOGY    OPPORTUNISTIC   SMALL MID CAP    OPPORTUNITIES
     SRI BALANCED     DAVIS VALUE      SERIES--       GROWTH--      SMALL CAP--     VALUE VIP--         VIP--
       PORTFOLIO       PORTFOLIO    STANDARD CLASS INITIAL SHARES INITIAL SHARES  CLASS A SHARES   CLASS A SHARES
    --------------------------------------------------------------------------------------------------------------


            8               97             88             119             1              156              --

          $16           $1,026           $921          $1,126           $20           $1,611             $ 3







      FIDELITY(R)                     FIDELITY(R)
          VIP       FIDELITY(R) VIP       VIP        FIDELITY(R)    FIDELITY(R)   FIDELITY(R) VIP
     FREEDOM 2020    FREEDOM 2030    FREEDOM 2040        VIP            VIP         INVESTMENT     FIDELITY(R) VIP
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--     GROWTH--      INDEX 500--    GRADE BOND--       MID-CAP--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


           673             433             --             26              330             849            1,056

        $6,311          $3,522            $ 7           $718          $42,128         $10,577          $26,334








                                     DELAWARE VIP
                                     INTERNATIONAL   DREYFUS IP     DREYFUS VIF     DWS DREMAN       DWS GLOBAL
      CALVERT VP                     VALUE EQUITY    TECHNOLOGY    OPPORTUNISTIC   SMALL MID CAP    OPPORTUNITIES
     SRI BALANCED     DAVIS VALUE      SERIES--       GROWTH--      SMALL CAP--     VALUE VIP--         VIP--
       PORTFOLIO       PORTFOLIO    STANDARD CLASS INITIAL SHARES INITIAL SHARES  CLASS A SHARES   CLASS A SHARES
    --------------------------------------------------------------------------------------------------------------


          $--           $  767           $940           $322            $--           $1,335             $ 1

           --            1,051             22             30              1              741              --







      FIDELITY(R)                     FIDELITY(R)
          VIP       FIDELITY(R) VIP       VIP        FIDELITY(R)    FIDELITY(R)   FIDELITY(R) VIP
     FREEDOM 2020    FREEDOM 2030    FREEDOM 2040        VIP            VIP         INVESTMENT     FIDELITY(R) VIP
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--     GROWTH--      INDEX 500--    GRADE BOND--       MID-CAP--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


        $2,073          $  869           $741           $286          $15,446         $3,730           $12,703

           734           1,053            775            339            9,257          2,355             5,992

--------------------------------------------------------------------------------







                                                                                  FIDELITY(R)
                                                                FIDELITY(R)           VIP
                            FIDELITY(R)       FIDELITY(R)           VIP              VALUE
                                VIP               VIP              VALUE         STRATEGIES--
                          MONEY MARKET--      OVERSEAS--         LEADERS--       SERVICE CLASS
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS           2
                          --------------------------------------------------------------------


Number of shares.......        17,047              570               1                 33

Identified cost........       $17,047           $8,594              $5               $253






                                                LAZARD
                            JANUS ASPEN       RETIREMENT        LORD ABBETT       LVIP BARON
                             WORLDWIDE       INTERNATIONAL     SERIES FUND--        GROWTH
                            PORTFOLIO--         EQUITY            MID-CAP        OPPORTUNITIES
                           INSTITUTIONAL      PORTFOLIO--          VALUE         FUND--SERVICE
                              SHARES        SERVICE SHARES       PORTFOLIO           CLASS
                          --------------------------------------------------------------------


Number of shares.......          25                364               341               122

Identified cost........        $685             $3,444            $4,334            $2,863








                                                                                  FIDELITY(R)
                                                                FIDELITY(R)           VIP
                            FIDELITY(R)       FIDELITY(R)           VIP              VALUE
                                VIP               VIP              VALUE         STRATEGIES--
                          MONEY MARKET--      OVERSEAS--         LEADERS--       SERVICE CLASS
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS           2
                          --------------------------------------------------------------------


Purchases..............       $19,507           $3,586              $ 5              $134

Proceeds from sales....        11,089            3,942               21                44






                                                LAZARD
                            JANUS ASPEN       RETIREMENT        LORD ABBETT       LVIP BARON
                             WORLDWIDE       INTERNATIONAL     SERIES FUND--        GROWTH
                            PORTFOLIO--         EQUITY            MID-CAP        OPPORTUNITIES
                           INSTITUTIONAL      PORTFOLIO--          VALUE         FUND--SERVICE
                              SHARES        SERVICE SHARES       PORTFOLIO           CLASS
                          --------------------------------------------------------------------


Purchases..............       $  376            $1,853            $2,164            $1,987

Proceeds from sales....        1,021             1,140             1,766             1,750



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                     INVESCO V.I.
     INVESCO V.I.                       MID CAP      INVESCO VAN    JANUS ASPEN     JANUS ASPEN      JANUS ASPEN
      GLOBAL REAL    INVESCO V.I.     CORE EQUITY    KAMPEN V.I.     BALANCED       ENTERPRISE          FORTY
     ESTATE FUND--   INTERNATIONAL      FUND--      MID CAP VALUE   PORTFOLIO--     PORTFOLIO--      PORTFOLIO--
       SERIES I      GROWTH FUND--     SERIES I    FUND--SERIES I  INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL
        SHARES      SERIES I SHARES     SHARES         SHARES         SHARES          SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


           174             290              8             90              683            174              283

        $2,046          $7,451            $93           $975          $17,200         $4,839           $9,018






                                                                     NEUBERGER      OPPENHEIMER
                                                                      BERMAN          CAPITAL        OPPENHEIMER
        MFS(R)          MFS(R)          MFS(R)         MFS(R)           AMT        APPRECIATION       CORE BOND
       INVESTORS     NEW DISCOVERY     UTILITIES       VALUES        PARTNERS        FUND/VA--        FUND/VA--
    TRUST SERIES--     SERIES--        SERIES--       SERIES--      PORTFOLIO--     NON-SERVICE      NON-SERVICE
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS CLASS I SHARES      SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


            4              1                78            347            31               2               --
          $79             $8            $1,708         $4,145          $311             $76              $ 1







                                     INVESCO V.I.
     INVESCO V.I.                       MID CAP      INVESCO VAN    JANUS ASPEN     JANUS ASPEN      JANUS ASPEN
      GLOBAL REAL    INVESCO V.I.     CORE EQUITY    KAMPEN V.I.     BALANCED       ENTERPRISE          FORTY
     ESTATE FUND--   INTERNATIONAL      FUND--      MID CAP VALUE   PORTFOLIO--     PORTFOLIO--      PORTFOLIO--
       SERIES I      GROWTH FUND--     SERIES I    FUND--SERIES I  INSTITUTIONAL   INSTITUTIONAL    INSTITUTIONAL
        SHARES      SERIES I SHARES     SHARES         SHARES         SHARES          SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


        $1,660          $3,351           $104           $914          $3,765          $1,566           $5,814
           721           1,484             11             67           1,966           3,410            2,846






                                                                     NEUBERGER      OPPENHEIMER
                                                                      BERMAN          CAPITAL        OPPENHEIMER
        MFS(R)          MFS(R)          MFS(R)         MFS(R)           AMT        APPRECIATION       CORE BOND
       INVESTORS     NEW DISCOVERY     UTILITIES       VALUES        PARTNERS        FUND/VA--        FUND/VA--
    TRUST SERIES--     SERIES--        SERIES--       SERIES--      PORTFOLIO--     NON-SERVICE      NON-SERVICE
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS CLASS I SHARES      SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


          $1              $--            $637          $3,103          $203             $77              $1

           2               --             618           1,123           501              37               1

--------------------------------------------------------------------------------






                                                                   PIMCO
                               PIMCO                             LONG-TERM           PIMCO
                            GLOBAL BOND          PIMCO             U.S.               LOW
                           (UNHEDGED)--      HIGH YIELD--      GOVERNMENT--       DURATION--
                          ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                           CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......          53                --                12                194

Identified cost........        $686               $--              $137             $1,958





                                                                                 T. ROWE PRICE
                           T. ROWE PRICE                       T. ROWE PRICE       PERSONAL
                           INTERNATIONAL     T. ROWE PRICE      NEW AMERICA        STRATEGY
                               STOCK         LIMITED-TERM         GROWTH           BALANCED
                             PORTFOLIO      BOND PORTFOLIO       PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Number of shares.......          210               709               213              1,606

Identified cost........       $2,531            $3,596            $3,843            $24,237







                                                                   PIMCO
                               PIMCO                             LONG-TERM           PIMCO
                            GLOBAL BOND          PIMCO             U.S.               LOW
                           (UNHEDGED)--      HIGH YIELD--      GOVERNMENT--       DURATION--
                          ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                           CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............        $606               $13               $79             $1,119

Proceeds from sales....           6                13                58              1,059







                                                                                 T. ROWE PRICE
                           T. ROWE PRICE                       T. ROWE PRICE       PERSONAL
                           INTERNATIONAL     T. ROWE PRICE      NEW AMERICA        STRATEGY
                               STOCK         LIMITED-TERM         GROWTH           BALANCED
                             PORTFOLIO      BOND PORTFOLIO       PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Purchases..............       $1,026            $3,648            $2,766            $7,363

Proceeds from sales....          530             2,513             1,027             6,134



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                         ROYCE          ROYCE
         PIMCO           PIMCO         MICRO-CAP      SMALL-CAP    T. ROWE PRICE
     REAL RETURN--  TOTAL RETURN--    PORTFOLIO--    PORTFOLIO--     BLUE CHIP     T. ROWE PRICE    T. ROWE PRICE
    ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT     INVESTMENT       GROWTH       EQUITY INCOME      INDEX 500
     CLASS SHARES    CLASS SHARES        CLASS          CLASS        PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


           786            3,972            621            826           1,098           1,144             22

        $9,808          $43,364         $5,622         $6,087         $10,163         $19,014           $177






     UIF EMERGING    UIF EMERGING      UIF U.S.        VAN ECK        VAN ECK       VAN ECK VIP
     MARKETS DEBT   MARKETS EQUITY    REAL ESTATE    VIP GLOBAL     VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--    BOND FUND--   HARD ASSETS--  ALTERNATIVES--
        CLASS I         CLASS I         CLASS I     INITIAL CLASS  INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------


           255              844            710            85              55             22

        $2,003          $10,422         $6,327          $992          $1,637           $217








                                         ROYCE          ROYCE
         PIMCO           PIMCO         MICRO-CAP      SMALL-CAP    T. ROWE PRICE
     REAL RETURN--  TOTAL RETURN--    PORTFOLIO--    PORTFOLIO--     BLUE CHIP     T. ROWE PRICE    T. ROWE PRICE
    ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT     INVESTMENT       GROWTH       EQUITY INCOME      INDEX 500
     CLASS SHARES    CLASS SHARES        CLASS          CLASS        PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


        $4,056          $23,807         $4,527         $2,804         $3,822          $10,279           $ 48

         5,281           19,912            753          2,714          1,884            8,475            261






     UIF EMERGING    UIF EMERGING      UIF U.S.        VAN ECK        VAN ECK       VAN ECK VIP
     MARKETS DEBT   MARKETS EQUITY    REAL ESTATE    VIP GLOBAL     VIP GLOBAL     MULTI-MANAGER
      PORTFOLIO--     PORTFOLIO--     PORTFOLIO--    BOND FUND--   HARD ASSETS--  ALTERNATIVES--
        CLASS I         CLASS I         CLASS I     INITIAL CLASS  INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------


        $1,592          $4,139          $3,006         $1,025         $1,610            $44

         1,376           1,820           4,641             74            131             16

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5 and CEVUL6 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

     On CEVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL3 and CEVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL5 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CEVUL6 policies, we deduct 2.00% and 1.25% from each premium paid up to the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. We deduct 1.75% and 1.25% from each premium paid in excess of the Target Premium in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



additional premiums paid in this Policy Year. (2) During Policy years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in that Policy Year. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL policies, NYLIAC deducts a monthly contract charge as follows; $7.50 for CSVUL; $5.00 for CEVUL2; $0.00 in the first Policy Year for CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL; $5.00 in Policy Years two and beyond for CEVUL3, CEVUL4, CEVUL5, and CEVUL6; $10.00 in Policy Years two and beyond for CEAVUL. This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

     On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

     On CSVUL and CEVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CEVUL3 and CEVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CEVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. For CEVUL6, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Year one, the mortality and expense charge deducted is .25%. In Policy Years two through ten, the mortality and expense charge deducted is ..45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to .25%. For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the Separate Account value, 0.37% of the Separate Account value between $25,000 and $200,000, and 0.20% of the Separate Account value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the Separate Account value, 0.32% of the Separate Account value between $25,000 and $200,000, and 0.15% of the Separate Account Value over $200,000. These charges were in effect for each of the five periods presented in the Financial Highlights section. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2010 and December 31, 2009 were as follows:





                              MAINSTAY VP            MAINSTAY VP            MAINSTAY VP
                                BOND--                  CASH              COMMON STOCK--
                             INITIAL CLASS           MANAGEMENT            INITIAL CLASS
                         --------------------    ------------------    --------------------
                            2010        2009       2010       2009        2010        2009
                         ------------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --        3,579      1,623           55        67
Units redeemed.........         --       --       (1,463)   (12,041)         (33)      (12)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         --       --        2,116    (10,418)          22        55
                              ====      ===      =======    =======         ====     =====

SERIES II POLICIES
Units issued...........         --       --          343        595           --         2
Units redeemed.........         --       --         (453)      (392)         (43)      (41)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         --       --         (110)       203          (43)      (39)
                              ====      ===      =======    =======         ====     =====

SERIES III POLICIES
Units issued...........        170       77       67,389     27,021          263     1,101
Units redeemed.........       (158)     (13)     (61,910)   (74,969)        (112)      (50)
                              ----      ---      -------    -------         ----     -----
  Net increase
     (decrease)........         12       64        5,479    (47,948)         151     1,051
                              ====      ===      =======    =======         ====     =====







                              MAINSTAY VP             MAINSTAY VP            MAINSTAY VP
                              HIGH YIELD              ICAP SELECT               INCOME
                           CORPORATE BOND--            EQUITY--               BUILDER--
                             INITIAL CLASS           INITIAL CLASS          INITIAL CLASS
                         --------------------    --------------------    -------------------
                            2010        2009        2010        2009       2010        2009
                         -------------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --             42       119           --        --
Units redeemed.........         (2)      (3)          (220)       (6)         (47)     (630)
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........         (2)      (3)          (178)      113          (47)     (630)
                              ====      ===           ====     =====          ===      ====

SERIES II POLICIES
Units issued...........         --        3             --     3,908           --        --
Units redeemed.........         (5)      (1)           (84)      (68)          --        --
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........         (5)       2            (84)    3,840           --        --
                              ====      ===           ====     =====          ===      ====

SERIES III POLICIES
Units issued...........        670      188            353         8           --        --
Units redeemed.........       (336)     (34)           (87)     (593)          --        --
                              ----      ---           ----     -----          ---      ----
  Net increase
     (decrease)........        334      154            266      (585)          --        --
                              ====      ===           ====     =====          ===      ====




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           MAINSTAY VP            MAINSTAY VP             MAINSTAY VP            MAINSTAY VP
          CONVERTIBLE--         FLOATING RATE--          GOVERNMENT--          GROWTH EQUITY--
          INITIAL CLASS          INITIAL CLASS           INITIAL CLASS          INITIAL CLASS
      --------------------    -------------------    --------------------    -------------------
        2010        2009        2010        2009       2010        2009        2010        2009
      ------------------------------------------------------------------------------------------


            --          --          --         --          --          --          41         --
            --          --          --         --          --          --          (3)      (120)
           ---         ---         ---         --         ---         ---         ---       ----
            --          --          --         --          --          --          38       (120)
           ===         ===         ===         ==         ===         ===         ===       ====


             2           1          --         --          --          --          --         --
            --          --          --         --          --          --          --         --
           ---         ---         ---         --         ---         ---         ---       ----
             2           1          --         --          --          --          --         --
           ===         ===         ===         ==         ===         ===         ===       ====


            18          13          20         26          55          24         435          1
           (14)        (23)        (25)        (4)        (57)        (18)         (7)      (327)
           ---         ---         ---         --         ---         ---         ---       ----
             4         (10)         (5)        22          (2)          6         428       (326)
           ===         ===         ===         ==         ===         ===         ===       ====







            MAINSTAY VP
           INTERNATIONAL             MAINSTAY VP               MAINSTAY VP              MAINSTAY VP
             EQUITY--            LARGE CAP GROWTH--          MID CAP CORE--           MID CAP GROWTH--
           INITIAL CLASS            INITIAL CLASS             INITIAL CLASS            INITIAL CLASS
      ----------------------    --------------------    ------------------------    -------------------
         2010         2009         2010        2009         2010          2009        2010       2009
      -------------------------------------------------------------------------------------------------


             32           --           --         --             --           --         --          --
            (88)        (100)          (1)        (1)            --           --         --          --
           ----         ----           --         --           ----         ----         --        ----
            (56)        (100)          (1)        (1)            --           --         --          --
           ====         ====           ==         ==           ====         ====         ==        ====


              1            2           --         --             --           --         --          --
             (1)         (22)          --         --            (13)         (14)        --          --
           ----         ----           --         --           ----         ----         --        ----
             --          (20)          --         --            (13)         (14)        --          --
           ====         ====           ==         ==           ====         ====         ==        ====


            410           47           --         --             77           11         --          27
           (498)        (186)          --         (2)          (638)        (675)        --        (421)
           ----         ----           --         --           ----         ----         --        ----
            (88)        (139)          --         (2)          (561)        (664)        --        (394)
           ====         ====           ==         ==           ====         ====         ==        ====


--------------------------------------------------------------------------------








                              MAINSTAY VP             MAINSTAY VP             MAINSTAY VP
                            MID CAP VALUE--         S&P 500 INDEX--        SMALL CAP GROWTH--
                             INITIAL CLASS           INITIAL CLASS           INITIAL CLASS
                          -------------------    ---------------------    -------------------
                            2010       2009         2010        2009        2010       2009
                          -------------------------------------------------------------------

SERIES I POLICIES
Units issued...........        --         --            78         2           --        --
Units redeemed.........        --         --          (473)     (510)          --        --
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --         --          (395)     (508)          --        --
                               ==     ======          ====      ====           ==      ====

SERIES II POLICIES
Units issued...........        --         --             2         2           --        --
Units redeemed.........        --     (4,727)           --       (17)          --        --
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --     (4,727)            2       (15)          --        --
                               ==     ======          ====      ====           ==      ====

SERIES III POLICIES
Units issued...........        --         10           343        91           --         7
Units redeemed.........        --        (66)         (566)     (637)          --      (351)
                               --     ------          ----      ----           --      ----
  Net increase
     (decrease)........        --        (56)         (223)     (546)          --      (344)
                               ==     ======          ====      ====           ==      ====






                          ALLIANCEBERNSTEIN VPS      ALLIANCEBERNSTEIN
                              INTERNATIONAL          VPS SMALL/MID CAP      AMERICAN CENTURY(R)
                            VALUE PORTFOLIO--        VALUE PORTFOLIO--          VP VALUE--
                              CLASS A SHARES          CLASS A SHARES             CLASS II
                          ---------------------    --------------------     -------------------
                             2010        2009        2010        2009        2010        2009
                          ---------------------------------------------------------------------

SERIES I POLICIES
Units issued...........          --        --            --        --            --          --
Units redeemed.........          --        --            --        --            --          --
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........          --        --            --        --            --          --
                               ====       ===           ===       ===           ===          ==

SERIES II POLICIES
Units issued...........          --        --            --        --             5           7
Units redeemed.........          --        --            --        --            --          (2)
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........          --        --            --        --             5           5
                               ====       ===           ===       ===           ===          ==

SERIES III POLICIES
Units issued...........         114        80            76       136            42          27
Units redeemed.........        (191)      (12)          (34)      (10)          (10)         (3)
                               ----       ---           ---       ---           ---          --
  Net increase
     (decrease)........         (77)       68            42       126            32          24
                               ====       ===           ===       ===           ===          ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                   ALGER
                                  CAPITAL                ALGER                 ALGER
          MAINSTAY VP          APPRECIATION        SMALL CAP GROWTH       SMID CAP GROWTH
       U.S. SMALL CAP--         PORTFOLIO--           PORTFOLIO--           PORTFOLIO--
         INITIAL CLASS       CLASS I-2 SHARES      CLASS I-2 SHARES      CLASS I-2 SHARES
      ------------------    ------------------    ------------------    ------------------
        2010     2009(F)      2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --           --
         --         --         --         --         --         --         --           --
        ---        ---         --         --        ---        ---         --           --
         --         --         --         --         --         --         --           --
        ===        ===         ==         ==        ===        ===         ==           ==


         --         --         --         --         --         --         --           --
         --         --         --         --         --         --         --           --
        ---        ---         --         --        ---        ---         --           --
         --         --         --         --         --         --         --           --
        ===        ===         ==         ==        ===        ===         ==           ==


        533        190         --         --         --         --          4            2
         (7)        --         --         (1)       (26)       (24)        --           --
        ---        ---         --         --        ---        ---         --           --
        526        190         --         (1)       (26)       (24)         4            2
        ===        ===         ==         ==        ===        ===         ==           ==







                                                      AMERICAN FUNDS
         AMERICAN FUNDS        AMERICAN FUNDS          GLOBAL SMALL
        ASSET ALLOCATION        GLOBAL GROWTH         CAPITALIZATION         AMERICAN FUNDS
             FUND--                FUND--                 FUND--             GROWTH FUND--
         CLASS 2 SHARES        CLASS 1 SHARES         CLASS 2 SHARES         CLASS 2 SHARES
      -------------------    ------------------    -------------------    -------------------
        2010        2009       2010     2009(G)      2010        2009       2010        2009
      ---------------------------------------------------------------------------------------



            --         --         --       --            --       --            --         --
            --         --         --       --            --       --            --         --
           ---         --         --       --           ---       --          ----        ---
            --         --         --       --            --       --            --         --
           ===         ==         ==       ==           ===       ==          ====        ===


            --         --         --       --            --       --            --         --
            --         --         --       --            (3)      (3)           --        (17)
           ---         --         --       --           ---       --          ----        ---
            --         --         --       --            (3)      (3)           --        (17)
           ===         ==         ==       ==           ===       ==          ====        ===


            29         96         23       --            44       27           320        604
           (98)        (3)        --       --           (28)      (4)         (277)       (12)
           ---         --         --       --           ---       --          ----        ---
           (69)        93         23       --            16       23            43        592
           ===         ==         ==       ==           ===       ==          ====        ===


--------------------------------------------------------------------------------







                             AMERICAN FUNDS          AMERICAN FUNDS
                             GROWTH-INCOME            INTERNATIONAL            CALVERT VP
                                 FUND--                  FUND--               SRI BALANCED
                             CLASS 2 SHARES          CLASS 2 SHARES             PORTFOLIO
                          -------------------    ----------------------    ------------------
                            2010       2009         2010         2009        2010       2009
                          -------------------------------------------------------------------


SERIES I POLICIES
Units issued...........        --          --           --           --         --       --
Units redeemed.........        --          --           --           --         --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        --          --           --           --         --       --
                               ==          ==         ====          ===         ==       ==

SERIES II POLICIES
Units issued...........        --          --           --           --         --       --
Units redeemed.........        --          --           --           --         --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        --          --           --           --         --       --
                               ==          ==         ====          ===         ==       ==

SERIES III POLICIES
Units issued...........        27          23          503          314         --       --
Units redeemed.........        (3)         (5)        (457)         (27)        --       --
                               --          --         ----          ---         --       --
  Net increase
     (decrease)........        24          18           46          287         --       --
                               ==          ==         ====          ===         ==       ==






                               DWS DREMAN            DWS GLOBAL                 DWS
                             SMALL MID CAP          OPPORTUNITIES            SMALL CAP
                              VALUE VIP--               VIP--               INDEX VIP--
                             CLASS A SHARES        CLASS A SHARES         CLASS A SHARES
                          -------------------    ------------------    --------------------
                            2010        2009       2010       2009        2010        2009
                          -----------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --           --       --             --       --
Units redeemed.........         --       --           --       --             --       --
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         --       --           --       --             --       --
                               ===      ===           ==       ==           ====      ===

SERIES II POLICIES
Units issued...........         --       --           --       --             --       --
Units redeemed.........         --       --           --       --             --       (8)
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         --       --           --       --             --       (8)
                               ===      ===           ==       ==           ====      ===

SERIES III POLICIES
Units issued...........        155        9           --       --            151      287
Units redeemed.........        (84)     (27)          --       (2)          (790)     (65)
                               ---      ---           --       --           ----      ---
  Net increase
     (decrease)........         71      (18)          --       (2)          (639)     222
                               ===      ===           ==       ==           ====      ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                  DELAWARE VIP           DREYFUS IP            DREYFUS VIF
                              INTERNATIONAL VALUE        TECHNOLOGY           OPPORTUNISTIC
           DAVIS VALUE          EQUITY SERIES--           GROWTH--             SMALL CAP--
            PORTFOLIO            STANDARD CLASS        INITIAL SHARES        INITIAL SHARES
      --------------------    -------------------    ------------------    ------------------
         2010        2009       2010        2009       2010       2009       2010       2009
      ---------------------------------------------------------------------------------------


             --       --            --       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ----      ---           ---       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ====      ===           ===       ==           ==       ==           ==         ==


             --       --            --       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ----      ---           ---       --           --       --           --         --
             --       --            --       --           --       --           --         --
           ====      ===           ===       ==           ==       ==           ==         ==


             80       33           133        1           25       12           --         --
           (115)     (38)           (3)      --           (2)      (4)          --         --
           ----      ---           ---       --           --       --           --         --
            (35)      (5)          130        1           23        8           --         --
           ====      ===           ===       ==           ==       ==           ==         ==







                                                          FIDELITY(R) VIP        FIDELITY(R) VIP
          FIDELITY(R) VIP          FIDELITY(R) VIP          FREEDOM 2010           FREEDOM 2020
          CONTRAFUND(R)--          EQUITY-INCOME--          PORTFOLIO--            PORTFOLIO--
           INITIAL CLASS            INITIAL CLASS          INITIAL CLASS          INITIAL CLASS
      ----------------------    --------------------    -------------------    -------------------
         2010         2009         2010        2009       2010        2009       2010        2009
      --------------------------------------------------------------------------------------------



             --           --           --        --           --       --            --       --
             (1)          (1)          --        --           --       --            --       --
           ----         ----         ----      ----          ---      ---           ---      ---
             (1)          (1)          --        --           --       --            --       --
           ====         ====         ====      ====          ===      ===           ===      ===


              4            2           --        --           --       --            --       --
             (5)         (25)          (1)       --           --       --            (2)      --
           ----         ----         ----      ----          ---      ---           ---      ---
             (1)         (23)          (1)       --           --       --            (2)      --
           ====         ====         ====      ====          ===      ===           ===      ===


            361          263           70        77           84       20           168      122
           (450)        (261)        (125)     (243)         (48)     (29)          (65)     (21)
           ----         ----         ----      ----          ---      ---           ---      ---
            (89)           2          (55)     (166)          36       (9)          103      101
           ====         ====         ====      ====          ===      ===           ===      ===


--------------------------------------------------------------------------------






                            FIDELITY(R) VIP     FIDELITY(R) VIP
                             FREEDOM 2030         FREEDOM 2040         FIDELITY(R) VIP
                              PORTFOLIO--         PORTFOLIO--             GROWTH--
                             INITIAL CLASS       INITIAL CLASS          INITIAL CLASS
                          ------------------    ---------------    ----------------------
                            2010       2009         2010(H)          2010         2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --        --             --                --            --
Units redeemed.........       --        --             --                --            --
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........       --        --             --                --            --
                            ====       ===            ===               ===          ====

SERIES II POLICIES
Units issued...........       --        --             --                --            --
Units redeemed.........       --        --             --                (5)           --
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........       --        --             --                (5)           --
                            ====       ===            ===               ===          ====

SERIES III POLICIES
Units issued...........       74       173             72                26            43
Units redeemed.........     (102)      (11)           (71)              (28)         (193)
                            ----       ---            ---               ---          ----
  Net increase
     (decrease)........      (28)      162              1                (2)         (150)
                            ====       ===            ===               ===          ====








                            FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                              OVERSEAS--          VALUE LEADERS--      VALUE STRATEGIES--
                             INITIAL CLASS         INITIAL CLASS         SERVICE CLASS 2
                          ------------------    -------------------    ------------------
                            2010       2009       2010       2009        2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --         --        --            --       --         --
Units redeemed.........       --         --        --            --       --         --
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........       --         --        --            --       --         --
                            ====       ====        ==            ==       ==        ===

SERIES II POLICIES
Units issued...........        5         --        --            --       --         --
Units redeemed.........       (1)       (13)       --            --       --         --
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........        4        (13)       --            --       --         --
                            ====       ====        ==            ==       ==        ===

SERIES III POLICIES
Units issued...........      271         58        --             2       11          3
Units redeemed.........     (330)      (141)       (2)           --       (4)       (13)
                            ----       ----        --            --       --        ---
  Net increase
     (decrease)........      (59)       (83)       (2)            2        7        (10)
                            ====       ====        ==            ==       ==        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                 FIDELITY(R) VIP
         FIDELITY(R) VIP            INVESTMENT            FIDELITY(R) VIP        FIDELITY(R) VIP
           INDEX 500--             GRADE BOND--              MID-CAP--            MONEY MARKET--
          INITIAL CLASS           INITIAL CLASS            INITIAL CLASS          INITIAL CLASS
      --------------------    ---------------------    --------------------    -------------------
        2010        2009        2010         2009        2010        2009        2010      2009(E)
      --------------------------------------------------------------------------------------------


           --         --          --             --        --          --           --        --
           --         --          --             --        --          --           --        --
        -----       ----        ----            ---      ----        ----       ------       ---
           --         --          --             --        --          --           --        --
        =====       ====        ====            ===      ====        ====       ======       ===


           --         --           5             --         2           5           --        --
           (1)       (12)         (1)           (62)       (1)         (4)          --        --
        -----       ----        ----            ---      ----        ----       ------       ---
           (1)       (12)          4            (62)        1           1           --        --
        =====       ====        ====            ===      ====        ====       ======       ===


        1,243        434         234            208       750         208        1,941       890
         (838)      (209)       (175)           (45)     (353)       (168)      (1,105)      (28)
        -----       ----        ----            ---      ----        ----       ------       ---
          405        225          59            163       397          40          836       862
        =====       ====        ====            ===      ====        ====       ======       ===






                                  INVESCO V.I.                                INVESCO VAN KAMPEN
       INVESCO V.I. GLOBAL       INTERNATIONAL       INVESCO V.I. MID CAP     V.I. MID CAP VALUE
       REAL ESTATE FUND--        GROWTH FUND--        CORE EQUITY FUND--            FUND--
         SERIES I SHARES        SERIES I SHARES         SERIES I SHARES        SERIES I SHARES
      --------------------    -------------------    --------------------    -------------------
        2010        2009        2010        2009            2010(I)            2010      2009(C)
      ------------------------------------------------------------------------------------------


          --         --           --         --               --                --          --
          --         --           --         --               --                --          --
         ---         --         ----        ---               --                --          --
          --         --           --         --               --                --          --
         ===         ==         ====        ===               ==                ==          ==


           1          2           --         --               --                --          --
          (7)        --           --         --               --                --          --
         ---         --         ----        ---               --                --          --
          (6)         2           --         --               --                --          --
         ===         ==         ====        ===               ==                ==          ==


         183         23          293        114               10                51           9
         (74)        (4)        (136)       (12)              (1)               (4)         --
         ---         --         ----        ---               --                --          --
         109         19          157        102                9                47           9
         ===         ==         ====        ===               ==                ==          ==


--------------------------------------------------------------------------------






                              JANUS ASPEN            JANUS ASPEN
                                BALANCED             ENTERPRISE            JANUS ASPEN
                              PORTFOLIO--            PORTFOLIO--        FORTY PORTFOLIO--
                             INSTITUTIONAL          INSTITUTIONAL         INSTITUTIONAL
                                 SHARES                SHARES                SHARES
                          -------------------    ------------------    ------------------
                            2010       2009        2010       2009       2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --          --          --         --         --         --
Units redeemed.........     (14)        (30)         --         --         --         --
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........     (14)        (30)         --         --         --         --
                            ===        ====        ====       ====       ====       ====

SERIES II POLICIES
Units issued...........       5           8          --         --         --         --
Units redeemed.........     (11)        (41)         --         --         --         --
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........      (6)        (33)         --         --         --         --
                            ===        ====        ====       ====       ====       ====

SERIES III POLICIES
Units issued...........     211          68         105         69        460         62
Units redeemed.........     (93)       (122)       (229)      (155)      (238)      (143)
                            ---        ----        ----       ----       ----       ----
  Net increase
     (decrease)........     118         (54)       (124)       (86)       222        (81)
                            ===        ====        ====       ====       ====       ====






                                 MFS(R)                MFS(R)                MFS(R)
                            INVESTORS TRUST         NEW DISCOVERY           UTILITIES
                                SERIES--              SERIES--              SERIES--
                             INITIAL CLASS          INITIAL CLASS         INITIAL CLASS
                          -------------------    ------------------    ------------------
                            2010       2009        2010       2009       2010       2009
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --          --         --         --         --
Units redeemed.........      --         --          --         --         --         --
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      --         --          --         --         --         --
                             ==         ==          ==         ==        ===         ==

SERIES II POLICIES
Units issued...........      --         --          --         --         --          1
Units redeemed.........      (1)        (6)         --         --         (4)        --
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      (1)        (6)         --         --         (4)         1
                             ==         ==          ==         ==        ===         ==

SERIES III POLICIES
Units issued...........      --         --          --         --         36         26
Units redeemed.........      --         --          --         --        (33)        (5)
                             --         --          --         --        ---         --
  Net increase
     (decrease)........      --         --          --         --          3         21
                             ==         ==          ==         ==        ===         ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN             LAZARD
           WORLDWIDE            RETIREMENT            LORD ABBETT        LVIP BARON GROWTH
          PORTFOLIO--          INTERNATIONAL         SERIES FUND--         OPPORTUNITIES
         INSTITUTIONAL      EQUITY PORTFOLIO--       MID-CAP VALUE             FUND--
            SHARES            SERVICE SHARES           PORTFOLIO           SERVICE CLASS
      ------------------    ------------------    ------------------    -------------------
      2010         2009     2010         2009     2010         2009       2010       2009
      -------------------------------------------------------------------------------------


          1          1         --         --          --         --         --           --
         (4)        (5)        --         --          --         --         --           --
        ---         --        ---         --        ----       ----       ----          ---
         (3)        (4)        --         --          --         --         --           --
        ===         ==        ===         ==        ====       ====       ====          ===


         --         --          1          2          --         --          3           --
         --         --         (8)        --          --         (9)        (1)         (11)
        ---         --        ---         --        ----       ----       ----          ---
         --         --         (7)         2          --         (9)         2          (11)
        ===         ==        ===         ==        ====       ====       ====          ===


         32         65        157         78         176        151        188           52
        (90)        (7)       (99)        (7)       (154)      (309)      (157)         (57)
        ---         --        ---         --        ----       ----       ----          ---

        (58)        58         58         71          22       (158)        31           (5)
        ===         ==        ===         ==        ====       ====       ====          ===






                                                       OPPENHEIMER
             MFS(R)           NEUBERGER BERMAN           CAPITAL
             VALUES             AMT PARTNERS          APPRECIATION        OPPENHEIMER CORE
            SERIES--             PORTFOLIO--            FUND/VA--          BOND FUND/VA--
         INITIAL CLASS         CLASS I SHARES      NON-SERVICE SHARES    NON-SERVICE SHARES
      -------------------    ------------------    ------------------    ------------------
        2010      2009(A)      2010       2009       2010       2009       2010       2009
      -------------------------------------------------------------------------------------



         --            --       --           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ---           ---      ---           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


         --            --       --           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ---           ---      ---           --       --           --       --           --
         --            --       --           --       --           --       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


        246           186       24           22        8            4       --           --
        (93)           (2)     (63)          (2)      (4)          --       --           --
        ---           ---      ---           --       --           --       --           --
        153           184      (39)          20        4            4       --           --
        ===           ===      ===           ==       ==           ==       ==           ==


--------------------------------------------------------------------------------






                                 PIMCO
                              GLOBAL BOND                               PIMCO LONG-TERM
                             (UNHEDGED)--       PIMCO HIGH YIELD--     U.S. GOVERNMENT--
                            ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
                             CLASS SHARES          CLASS SHARES          CLASS SHARES
                          ------------------    ------------------    ------------------
                            2010     2009(D)          2010(I)           2010       2009
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --              --               --           --
Units redeemed.........      --         --              --               --           --
                             --         --              --               --           --
  Net increase
     (decrease)........      --         --              --               --           --
                             ==         ==              ==               ==           ==

SERIES II POLICIES
Units issued...........      --         --              --               --           --
Units redeemed.........      --         --              --               --           --
                             --         --              --               --           --
  Net increase
     (decrease)........      --         --              --               --           --
                             ==         ==              ==               ==           ==

SERIES III POLICIES
Units issued...........      50          8               1                5            3
Units redeemed.........      (1)        --              (1)              (4)          (2)
                             --         --              --               --           --
  Net increase
     (decrease)........      49          8              --                1            1
                             ==         ==              ==               ==           ==






                                  ROYCE
                                SMALL-CAP
                               PORTFOLIO--            T. ROWE PRICE          T. ROWE PRICE
                               INVESTMENT           BLUE CHIP GROWTH         EQUITY INCOME
                                  CLASS                 PORTFOLIO              PORTFOLIO
                          --------------------    --------------------    ------------------
                            2010        2009        2010        2009        2010       2009
                          ------------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --            --        --            --         4          1
Units redeemed.........       --            --        --            --        (9)       (10)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            --        --            --        (5)        (9)
                            ====          ====      ====          ====      ====       ====

SERIES II POLICIES
Units issued...........       --            --        --            --         4          3
Units redeemed.........       --            --        --            --        (7)       (42)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            --        --            --        (3)       (39)
                            ====          ====      ====          ====      ====       ====

SERIES III POLICIES
Units issued...........      234           214       319           115       847        320
Units redeemed.........     (234)         (189)     (155)         (115)     (699)      (437)
                            ----          ----      ----          ----      ----       ----
  Net increase
     (decrease)........       --            25       164            --       148       (117)
                            ====          ====      ====          ====      ====       ====




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                               ROYCE
             PIMCO                 PIMCO                 PIMCO               MICRO-CAP
        LOW DURATION--         REAL RETURN--        TOTAL RETURN--          PORTFOLIO--
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE          INVESTMENT
         CLASS SHARES          CLASS SHARES          CLASS SHARES              CLASS
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --         --          --        --           --        --        --         --
         --         --          --        --           --        --        --         --
        ---         --        ----       ---       ------      ----       ---        ---
         --         --          --        --           --        --        --         --
        ===         ==        ====       ===       ======      ====       ===        ===


         --         --          --         7           --        15        --         --
         --         --          (2)       (3)          (3)       (6)       --         --
        ---         --        ----       ---       ------      ----       ---        ---
         --         --          (2)        4           (3)        9        --         --
        ===         ==        ====       ===       ======      ====       ===        ===


         83         38         286       370        1,429       482       305         40
        (80)        (7)       (401)      (26)      (1,309)     (132)      (50)       (57)
        ---         --        ----       ---       ------      ----       ---        ---
          3         31        (115)      344          120       350       255        (17)
        ===         ==        ====       ===       ======      ====       ===        ===







                               T. ROWE PRICE         T. ROWE PRICE
         T. ROWE PRICE         INTERNATIONAL         LIMITED-TERM          T. ROWE PRICE
           INDEX 500               STOCK                 BOND           NEW AMERICA GROWTH
           PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009
      ------------------------------------------------------------------------------------


         --        ----        --         --          --        --         --         --
         --          --        --         --          --        --         --         --
        ---        ----       ---        ---        ----       ---        ---        ---
         --          --        --         --          --        --         --         --
        ===        ====       ===        ===        ====       ===        ===        ===


         --          --         4          6           1         7         --         --
         --          --        --         (2)         (1)      (13)        --         --
        ---        ----       ---        ---        ----       ---        ---        ---
         --          --         4          4          --        (6)        --         --
        ===        ====       ===        ===        ====       ===        ===        ===


          4           8        67         54         281        96        214         42
        (25)        (15)      (38)       (18)       (197)      (65)       (80)       (81)
        ---        ----       ---        ---        ----       ---        ---        ---
        (21)         (7)       29         36          84        31        134        (39)
        ===        ====       ===        ===        ====       ===        ===        ===


--------------------------------------------------------------------------------






                               T. ROWE PRICE          UIF EMERGING       UIF EMERGING
                             PERSONAL STRATEGY        MARKETS DEBT      MARKETS EQUITY
                                 BALANCED             PORTFOLIO--         PORTFOLIO--
                                 PORTFOLIO              CLASS I             CLASS I
                          ----------------------  -------------------  ----------------
                             2010        2009        2010      2009      2010     2009
                          -------------------------------------------------------------


SERIES I POLICIES
Units issued...........           --          --         --        --     31       --
Units redeemed.........           --          --         --        --    (16)      --
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           --          --         --        --     15       --
                                ====        ====        ===        ==    ===       ==

SERIES II POLICIES
Units issued...........           --          --         --        --     --       --
Units redeemed.........           --          --         (1)       (2)    (1)      (8)
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           --          --         (1)       (2)    (1)      (8)
                                ====        ====        ===        ==    ===       ==

SERIES III POLICIES
Units issued...........          500         461         89        31    150       98
Units redeemed.........         (454)       (195)       (77)       (3)   (67)      (7)
                                ----        ----        ---        --    ---       --
  Net increase
     (decrease)........           46         266         12        28     83       91
                                ====        ====        ===        ==    ===       ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(b) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(c) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(d) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(e) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(f) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(g) For Series III policies, represents the period December 2009 (Commencement of Investments).
(h) For Series III policies, represents the period February 2010 (Commencement of Investments) through December 2010.
(i) For Series III policies, represents the period March 2010 (Commencement of Investments) through December 2010.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






              UIF                                                           VAN ECK VIP
       U.S. REAL ESTATE     VAN ECK VIP GLOBAL    VAN ECK VIP GLOBAL       MULTI-MANAGER
          PORTFOLIO--           BOND FUND--          HARD ASSETS--        ALTERNATIVES--
            CLASS I            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2010       2009       2010     2009(B)      2010       2009       2010       2009
      ------------------------------------------------------------------------------------


          --         --        --         --         --         --         --         --
          --         --        --         --         --         --         --         --
        ----       ----        --         --        ---         --         --        ---
          --         --        --         --         --         --         --         --
        ====       ====        ==         ==        ===         ==         ==        ===


           1         --         3          2         --         --         --         --
          (2)       (14)       (1)        --         --         --         --         --
        ----       ----        --         --        ---         --         --        ---
          (1)       (14)        2          2         --         --         --         --
        ====       ====        ==         ==        ===         ==         ==        ===


         174         96        86          1        210         21          4          5
        (276)      (192)       (5)        --        (17)        (4)        (2)       (19)
        ----       ----        --         --        ---         --         --        ---
        (102)       (96)       81          1        193         17          2        (14)
        ====       ====        ==         ==        ===         ==         ==        ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:





                                                     MAINSTAY VP
                                                       BOND--
                                                    INITIAL CLASS
                                     ------------------------------------------
                                       2010      2009     2008    2007    2006
                                     ------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   16    $   15   $   14  $   19  $1,080
Units Outstanding..................        1         1        1       1      71
Variable Accumulation Unit Value...   $19.18    $17.84   $16.60  $16.06  $15.19
Total Return.......................     7.5%      7.5%     3.4%    5.8%    3.8%
Investment Income Ratio............     3.1%      4.8%     3.9%    2.1%    0.3%

SERIES II POLICIES(b)
Net Assets.........................   $   --    $   --   $   --  $   --  $   --
Units Outstanding..................       --        --       --      --      --
Variable Accumulation Unit Value...   $   --    $   --   $   --  $   --  $   --
Total Return.......................       --        --       --      --      --
Investment Income Ratio............       --        --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................   $4,062    $3,606   $2,572  $1,689  $1,177
Units Outstanding..................      288       276      212     144     107
Variable Accumulation Unit Value...   $14.09    $13.07   $12.13  $11.69  $10.98
Total Return.......................     7.8%      7.8%     3.7%    6.5%    4.5%
Investment Income Ratio............     3.3%      5.4%     4.9%    3.8%    1.1%







                                                     MAINSTAY VP
                                                    CONVERTIBLE--
                                                    INITIAL CLASS
                                     -------------------------------------------
                                       2010      2009      2008    2007    2006
                                     -------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --   $    --  $    1  $    1
Units Outstanding..................       --        --        --      --      --
Variable Accumulation Unit Value...   $14.46    $13.06   $ 13.06  $14.05  $12.32
Total Return.......................    10.7%      0.0%     (7.0%)  14.1%    9.6%
Investment Income Ratio............     2.9%      2.2%      1.3%    2.4%    2.5%

SERIES II POLICIES(b)
Net Assets.........................   $  507    $  412   $   268  $  379  $  313
Units Outstanding..................       27        25        24      22      21
Variable Accumulation Unit Value...   $19.06    $16.22   $ 11.13  $17.01  $14.85
Total Return.......................    17.6%     45.7%    (34.6%)  14.6%   10.1%
Investment Income Ratio............     2.9%      2.2%      2.4%    2.4%    2.7%

SERIES III POLICIES(c)
Net Assets.........................   $  307    $  214   $   235  $  242  $  116
Units Outstanding..................       19        15        25      17       9
Variable Accumulation Unit Value...   $16.24    $13.78   $  9.43  $14.38  $12.52
Total Return.......................    17.9%     46.1%    (34.4%)  14.9%   10.4%
Investment Income Ratio............     3.7%      1.9%      2.5%    2.8%    0.9%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                                             MAINSTAY VP
                         MAINSTAY VP                                       COMMON STOCK--
                       CASH MANAGEMENT                                      INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------------
        2010       2009      2008      2007      2006     2010     2009       2008       2007        2006
      ------------------------------------------------------------------------------------------------------


      $ 12,158  $   9,396  $ 23,233  $ 16,231  $16,157  $ 1,990  $  1,519  $     724    $    596    $    587
         9,223      7,107    17,525    12,468   12,920      153       131         76          40          41
      $   1.32   $   1.32  $   1.33  $   1.30  $  1.25  $ 13.04   $ 11.62    $  9.52    $  15.02    $  14.38
         (0.3%)     (0.2%)     1.8%      4.1%     3.9%    12.3%     22.0%     (36.6%)       4.4%       15.7%
          0.0%       0.1%      2.1%      4.7%     4.8%     1.7%      2.2%       1.3%        1.2%        0.6%


      $    785   $    915  $    681  $    620  $   511  $91,831   $82,332    $67,870    $108,001    $103,462
           679        789       586       544      468    6,014     6,057      6,096       6,155       6,184
      $   1.16   $   1.16  $   1.16  $   1.14  $  1.09  $ 15.27   $ 13.59    $ 11.13    $  17.55    $  16.73
         (0.2%)     (0.2%)     1.9%      4.6%     4.3%    12.3%     22.1%     (36.5%)       4.9%       16.2%
          0.0%         --      2.1%      4.7%     4.5%     1.6%      2.1%       1.5%        1.3%        0.6%


      $123,744   $117,358  $172,479  $118,086  $39,142  $15,628   $12,207    $   416    $    878    $    157
       106,457    100,978   148,926   103,882   36,094    1,248     1,097         46          61          11
      $   1.16   $   1.16  $   1.16  $   1.14  $  1.08  $ 12.53   $ 11.12    $  9.09    $  14.29    $  13.59
          0.0%       0.0%      2.2%      4.8%     4.6%    12.6%     22.4%     (36.4%)       5.1%       16.5%
          0.0%       0.1%      2.1%      4.6%     4.7%     1.8%      2.5%       1.9%        1.3%        1.1%



                         MAINSTAY VP                                         MAINSTAY VP
                       FLOATING RATE--                                      GOVERNMENT--
                        INITIAL CLASS                                       INITIAL CLASS
      ------------------------------------------------  ----------------------------------------------------
        2010       2009      2008      2007      2006     2010     2009       2008       2007        2006
      ------------------------------------------------------------------------------------------------------


      $     --   $     --  $     --  $     --  $    --  $    --  $      5   $      7  $       32  $       31
            --         --        --        --       --       --        --         --           2           2
      $     --   $     --  $     --  $     --  $    --  $ 18.13   $ 17.26    $ 17.03    $  15.57    $  14.69
            --         --        --        --       --     5.0%      1.3%       9.4%        5.9%        3.3%
            --         --        --        --       --     3.2%      3.4%       1.8%        4.9%          --


      $     --   $     --  $     --  $     79  $    --  $    --   $    --    $    --    $     --    $     --
            --         --        --         8       --       --        --         --          --          --
      $  10.39   $   9.97  $   9.97  $   9.98  $    --  $ 11.56   $ 11.14    $ 11.14    $  11.14    $  11.14
          4.2%         --     (0.1%)    (0.2%)      --     3.8%        --         --          --        1.6%
            --         --      5.8%     26.2%       --       --        --         --          --          --


      $    751   $    749  $    380  $    420  $   344  $ 2,195   $ 2,103    $ 1,993    $  1,326    $    433
            62         67        45        39       33      158       160        154         112          39
      $  12.07   $  11.16  $   8.36  $  10.82  $ 10.55  $ 13.86   $ 13.16    $ 12.95    $  11.79    $  11.05
          8.1%      33.6%    (22.8%)     2.6%     5.5%     5.4%      1.6%       9.8%        6.7%        4.1%
          4.0%       3.6%      5.2%      6.4%     6.2%     3.0%      3.7%       3.5%        5.9%        1.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                     GROWTH EQUITY--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   435   $   --    $ 1,072   $   273   $ 8,194
Units Outstanding..................       38       --        120        24       814
Variable Accumulation Unit Value...  $ 11.38   $10.41    $  8.95   $ 11.24   $ 10.07
Total Return.......................     9.3%    16.3%     (20.4%)    11.6%      3.7%
Investment Income Ratio............     0.6%       --         --        --      0.4%

SERIES II POLICIES(b)
Net Assets.........................  $    --   $   --    $    --   $    --   $    --
Units Outstanding..................       --       --         --        --        --
Variable Accumulation Unit Value...  $ 12.10   $11.21    $ 11.21   $ 11.21   $    --
Total Return.......................     7.9%       --         --        --        --
Investment Income Ratio............       --       --         --        --        --

SERIES III POLICIES(c)
Net Assets.........................  $10,896   $5,072    $ 6,410   $19,469   $14,688
Units Outstanding..................      896      468        794     1,474     1,250
Variable Accumulation Unit Value...  $ 12.16   $10.84    $  8.07   $ 13.21   $ 11.75
Total Return.......................    12.2%    34.2%     (38.9%)    12.4%      4.4%
Investment Income Ratio............     0.6%     0.6%       0.5%      0.2%      0.4%







                                                      MAINSTAY VP
                                                    INCOME BUILDER--
                                                     INITIAL CLASS
                                     ---------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ---------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $    472  $  5,508  $ 12,280  $ 2,941
Units Outstanding..................      --        47       677     1,099      281
Variable Accumulation Unit Value...  $11.47    $10.02   $  8.14   $ 11.17   $10.47
Total Return.......................   14.4%     23.1%    (27.2%)     6.8%     8.7%
Investment Income Ratio............      --      0.9%      4.0%      3.1%     0.9%

SERIES II POLICIES(b)
Net Assets.........................  $   --    $   --   $    --   $    --   $   --
Units Outstanding..................      --        --        --        --       --
Variable Accumulation Unit Value...  $   --    $   --   $    --   $    --   $   --
Total Return.......................      --        --        --        --       --
Investment Income Ratio............      --        --        --        --       --

SERIES III POLICIES(c)
Net Assets.........................  $   --    $   --   $    --   $    --   $   --
Units Outstanding..................      --        --        --        --       --
Variable Accumulation Unit Value...  $   --    $   --   $    --   $    --   $   --
Total Return.......................      --        --        --        --       --
Investment Income Ratio............      --        --        --        --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                     MAINSTAY VP                                       MAINSTAY VP
             HIGH YIELD CORPORATE BOND--                           ICAP SELECT EQUITY--
                    INITIAL CLASS                                     INITIAL CLASS
-----------------------------------------------------  -------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008    2007    2006
      --------------------------------------------------------------------------------------------



      $    35   $    78   $    92   $   164   $   157  $  1,403  $  3,356  $ 1,536  $  177  $  176
            2         4         7         9         8        98       276      163      12      12
      $ 22.75   $ 20.25   $ 14.22   $ 18.80   $ 18.51  $  14.30  $  12.14  $  9.41  $15.13  $14.26
        12.3%     42.4%    (24.4%)     1.6%     11.2%     17.8%     29.0%   (37.8%)   6.1%   18.5%
         5.3%      7.0%      9.0%      6.4%      0.1%      0.7%      1.6%     1.0%    0.4%    0.2%


      $    76   $   169   $    97   $   250   $   194  $209,925  $179,293  $99,274  $   --  $   --
            4         9         7        14        11    13,376    13,460    9,620      --      --
      $ 20.92   $ 18.61   $ 13.06   $ 17.26   $ 16.91  $  15.69  $  13.32  $ 10.32  $   --  $16.30
        12.4%     42.5%    (24.3%)     2.1%     11.8%     17.8%     29.1%   (36.7%)     --    8.8%
         6.0%      7.9%      7.1%      6.0%      2.5%      0.9%      1.8%     0.8%      --      --


      $24,735   $17,280   $10,566   $14,732   $ 5,915  $ 17,808  $ 11,966  $14,524  $   24  $    5
        1,567     1,233     1,079     1,140       468     1,290     1,024    1,609       2      15
      $ 15.78   $ 14.01   $  9.81   $ 12.92   $ 12.63  $  13.80  $  11.68  $  9.03  $14.47  $13.54
        12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%   (37.6%)   6.9%   19.3%
         6.1%      8.0%      7.7%      7.8%      2.7%      0.9%      1.8%     0.7%    0.4%    0.3%



                        MAINSTAY VP                                    MAINSTAY VP
                   INTERNATIONAL EQUITY--                           LARGE CAP GROWTH--
                       INITIAL CLASS                                  INITIAL CLASS
      -----------------------------------------------  -------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008    2007    2006
      --------------------------------------------------------------------------------------------


      $34,441   $33,899   $29,906   $43,580   $67,923  $     85  $     79  $    62  $  111  $   97
        1,910     1,966     2,066     2,228     3,618        11        12       13      14      15
      $ 18.03   $ 17.24   $ 14.49   $ 19.56   $ 18.77  $   7.59  $   6.55  $  4.69  $ 7.70  $ 6.39
         4.6%     19.0%    (25.9%)     4.2%     30.4%     15.8%     39.6%   (39.0%)  20.5%    6.5%
         3.3%      7.2%      1.5%      0.6%      0.3%        --        --     0.1%      --    0.1%


      $   649   $   620   $   841   $ 1,463   $ 1,377  $     --  $     --  $    --  $   --  $   67
           32        32        52        67        66        --        --       --      --       6
      $ 20.30   $ 19.40   $ 16.30   $ 21.98   $ 21.00  $     --  $     --  $    --  $   --  $10.94
         4.6%     19.1%    (25.9%)     4.7%     31.0%        --        --       --   (0.2%)   7.0%
         3.3%      6.0%      1.4%      0.7%      0.4%        --        --       --      --    0.1%


      $21,594   $21,926   $20,138   $29,202   $23,036  $      2  $      2  $    20  $   33  $   28
        1,347     1,435     1,574     1,696     1,404        --        --        2       2       3
      $ 16.03   $ 15.28   $ 12.80   $ 17.22   $ 16.41  $  13.26  $  11.42  $  8.15  $13.32  $10.98
         4.9%     19.4%    (25.7%)     4.9%     31.3%     16.2%     40.0%   (38.8%)  21.3%    7.2%
         3.3%      6.9%      1.6%      0.7%      0.5%        --        --     0.1%    0.0%    0.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                   MAINSTAY VP
                                                 MID CAP CORE--
                                                  INITIAL CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------

SERIES I POLICIES(a)
Net Assets....................   $    --   $    --   $    --   $    --   $    --
Units Outstanding.............        --        --        --        --        --
Variable Accumulation Unit
  Value.......................   $    --   $    --   $    --   $    --   $    --
Total Return..................        --        --        --        --        --
Investment Income Ratio.......        --        --        --        --        --

SERIES II POLICIES(b)
Net Assets....................   $45,841   $37,402   $27,568   $48,265   $46,294
Units Outstanding.............     2,119     2,132     2,146     2,165     2,176
Variable Accumulation Unit
  Value.......................   $ 21.64   $ 17.54   $ 12.84   $ 22.29   $ 21.28
Total Return..................     23.3%     36.6%    (42.4%)     4.8%     14.7%
Investment Income Ratio.......      0.4%      0.6%      0.3%      0.4%        --

SERIES III POLICIES(c)
Net Assets....................   $ 2,511   $ 9,357   $13,165   $23,854   $21,564
Units Outstanding.............       156       717     1,381     1,446     1,372
Variable Accumulation Unit
  Value.......................   $ 16.14   $ 13.05   $  9.53   $ 16.50   $ 15.71
Total Return..................     23.6%     36.9%    (42.2%)     5.0%     15.0%
Investment Income Ratio.......      0.2%      0.1%      0.5%      0.4%        --







                                                   MAINSTAY VP
                                                 S&P 500 INDEX--
                                                  INITIAL CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------

SERIES I POLICIES(a)
Net Assets....................  $124,781  $113,527   $94,616  $157,310  $131,923
Units Outstanding.............     9,699    10,094    10,602    11,052     9,685
Variable Accumulation Unit
  Value.......................  $  12.87  $  11.25   $  8.93  $  14.23  $  13.62
Total Return..................     14.4%     25.9%    (37.2%)     4.5%     14.6%
Investment Income Ratio.......      1.8%      2.9%      2.4%      1.7%      0.5%

SERIES II POLICIES(b)
Net Assets....................  $    411  $    339   $   404  $    608  $    534
Units Outstanding.............        31        29        44        42        39
Variable Accumulation Unit
  Value.......................  $  13.16  $  11.50   $  9.13  $  14.53  $  13.85
Total Return..................     14.4%     25.9%    (37.2%)     5.0%     15.1%
Investment Income Ratio.......      1.8%      2.4%      2.5%      1.7%      0.7%

SERIES III POLICIES(c)
Net Assets....................  $ 23,527  $ 22,948   $22,919  $ 23,852  $ 22,492
Units Outstanding.............     1,870     2,093     2,639     1,730     1,716
Variable Accumulation Unit
  Value.......................  $  12.58  $  10.97   $  8.69  $  13.79  $  13.10
Total Return..................     14.7%     26.3%    (37.0%)     5.2%     15.4%
Investment Income Ratio.......      1.9%      2.7%      3.7%      1.7%      0.7%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                  MAINSTAY VP
                      MID CAP GROWTH--                              MID CAP VALUE--
                        INITIAL CLASS                                INITIAL CLASS
      ------------------------------------------------  ---------------------------------------
        2010      2009      2008      2007      2006     2010   2009    2008     2007     2006
      -----------------------------------------------------------------------------------------



         $--       $--     $    --   $    --   $   --   $  --  $  --  $    --  $    --  $    --
          --        --          --        --       --      --     --       --       --       --
         $--       $--     $    --   $    --   $   --     $--  $  --  $    --  $    --  $    --
          --        --          --        --       --      --     --       --       --       --
          --        --          --        --       --      --     --       --       --       --


         $--       $--     $    --   $   150   $   --     $--  $  --  $42,576  $63,752  $64,974
          --        --          --        16       --      --     --    4,727    4,769    4,793
         $--       $--     $  9.12   $  9.44   $   --     $--  $  --  $  9.01  $ 13.37  $ 13.56
          --        --       (3.3%)    (5.6%)      --      --     --   (32.6%)   (1.4%)   13.8%
          --        --          --        --       --      --   5.3%     1.7%     1.0%     0.1%


         $--       $--     $ 3,749   $10,832   $9,851     $--  $  --  $   479  $   507  $   221
          --        --         394       630      663      --     --       56       40       17
         $--       $--     $  9.52   $ 17.20   $14.85     $--  $  --  $  8.53  $ 12.63  $ 12.78
          --        --      (44.7%)    15.8%     9.2%      --     --   (32.5%)   (1.1%)   14.0%
          --        --          --        --       --      --   5.7%     1.9%     1.1%     0.1%






                                                          MAINSTAY VP
                         MAINSTAY VP                      U.S. SMALL
                     SMALL CAP GROWTH--                      CAP--
                        INITIAL CLASS                    INITIAL CLASS
      ------------------------------------------------  --------------
        2010      2009      2008      2007      2006     2010    2009
      ----------------------------------------------------------------


         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
          --        --          --       --        --       --      --


         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
         $--       $--     $    --   $   --    $   --   $   --  $   --
          --        --          --       --        --       --      --
          --        --          --       --        --       --      --


         $--       $--     $ 2,316   $4,522    $4,597   $9,370  $1,987
          --        --         344      404       398      716     190
         $--       $--     $  6.72   $11.19    $11.56   $13.09  $10.47
          --        --      (39.9%)   (3.2%)     6.3%    25.0%    4.7%
          --        --          --       --        --     0.1%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                      ALGER CAPITAL
                                                      APPRECIATION
                                                       PORTFOLIO--
                                                    CLASS I-2 SHARES
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $     --   $   --    $    --   $   --   $   --
Units Outstanding..................        --       --         --       --       --
Variable Accumulation Unit Value...       $--   $   --    $    --   $   --   $   --
Total Return.......................        --       --         --       --       --
Investment Income Ratio............        --       --         --       --       --

SERIES II POLICIES(b)
Net Assets.........................       $--   $   --    $    --   $   --   $   --
Units Outstanding..................        --       --         --       --       --
Variable Accumulation Unit Value...       $--   $   --    $    --   $   --   $   --
Total Return.......................        --       --         --       --       --
Investment Income Ratio............        --       --         --       --       --

SERIES III POLICIES(c)
Net Assets.........................       $--   $   --    $    13   $   51   $  144
Units Outstanding..................        --       --          1        3       10
Variable Accumulation Unit Value...       $--   $14.23    $ 10.42   $18.99   $14.22
Total Return.......................        --    36.6%     (45.1%)   33.5%    19.3%
Investment Income Ratio............        --       --         --       --       --






                                               ALLIANCEBERNSTEIN
                                               VPS INTERNATIONAL
                                               VALUE PORTFOLIO--
                                                CLASS A SHARES
                                     ------------------------------------
                                      2010     2009      2008      2007
                                     ------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --
Units Outstanding..................      --       --         --       --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --
Total Return.......................      --       --         --       --
Investment Income Ratio............      --       --         --       --

SERIES II POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --
Units Outstanding..................      --       --         --       --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --
Total Return.......................      --       --         --       --
Investment Income Ratio............      --       --         --       --

SERIES III POLICIES(c)
Net Assets.........................  $1,072   $1,477    $   804   $  664
Units Outstanding..................     176      253        185       72
Variable Accumulation Unit Value...  $ 6.11   $ 5.84    $  4.34   $ 9.26
Total Return.......................    4.6%    34.7%     (53.2%)   (7.4%)
Investment Income Ratio............    2.8%     1.6%       0.8%       --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                          ALGER                              ALGER
                        SMALL CAP                           SMID CAP
                         GROWTH                              GROWTH
                       PORTFOLIO--                        PORTFOLIO--
                    CLASS I-2 SHARES                    CLASS I-2 SHARES
      --------------------------------------------  -----------------------
       2010    2009     2008      2007      2006     2010    2009     2008
      ---------------------------------------------------------------------

      $   --  $   --   $    --   $   28    $   24   $   --  $   --  $    --
          --      --        --        2         2       --      --       --
      $   --  $   --   $    --   $14.89    $12.79   $   --  $   --  $    --
          --      --    (13.8%)   16.4%     19.2%       --      --       --
          --      --        --       --        --       --      --       --


      $   --  $   --   $    --   $   --    $   --   $   --  $   --  $    --
          --      --        --       --        --       --      --       --
      $   --  $   --   $    --   $   --    $   --   $   --  $   --  $    --
          --      --        --       --        --       --      --       --
          --      --        --       --        --       --      --       --


      $  619  $  834   $   804   $2,255    $1,950   $   67  $   27  $     6
          36      62        86      129       131        7       3        1
      $16.97  $13.54   $  9.31   $17.43    $14.86   $ 9.69  $ 7.84  $  5.37
       25.3%   45.5%    (46.6%)   17.2%     20.1%    23.7%   45.9%   (46.3%)
          --      --        --       --        --       --      --       --





            ALLIANCEBERNSTEIN
              VPS SMALL/MID
                CAP VALUE                         AMERICAN CENTURY(R)
               PORTFOLIO--                            VP VALUE--
              CLASS A SHARES                           CLASS II
      -----------------------------  --------------------------------------------
       2010    2009     2008   2007   2010    2009     2008      2007      2006
      ---------------------------------------------------------------------------

      $   --  $   --  $    --   $--  $   --  $   --   $    --   $   --    $   --
          --      --       --    --      --      --        --       --        --
      $   --  $   --  $    --   $--  $   --  $   --   $    --   $   --    $   --
          --      --       --    --      --      --        --       --        --
          --      --       --    --      --      --        --       --        --


      $   --  $   --  $    --   $--  $  550  $  435   $   317   $  380    $  349

          --      --       --    --      44      39        34       30        26

      $   --  $   --  $    --   $--  $12.56  $11.14   $  9.33   $12.77    $13.52
          --      --       --    --   12.8%   19.4%    (27.0%)   (5.5%)    18.2%
          --      --       --    --    2.1%    5.3%      2.2%     1.4%      1.1%



      $2,267  $1,377  $   114   $--  $  952  $  512   $   224   $  882    $  227
         185     143       17    --      82      50        26       75        18
      $12.24  $ 9.64  $  6.75   $--  $11.57  $10.24   $  8.55   $11.68    $12.34
       26.9%   42.9%   (32.5%)   --   13.0%   19.7%    (26.8%)   (5.3%)    18.5%
        0.4%    0.2%     0.5%    --    2.2%    4.6%      2.4%     1.4%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   AMERICAN FUNDS
                                                  ASSET ALLOCATION
                                                       FUND--
                                                   CLASS 2 SHARES
                                     -----------------------------------------
                                      2010    2009     2008    2007     2006
                                     -----------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $     --
Units Outstanding..................      --      --       --      --        --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --       $--
Total Return.......................      --      --       --      --        --
Investment Income Ratio............      --      --       --      --        --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --       $--
Units Outstanding..................      --      --       --      --        --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --       $--
Total Return.......................      --      --       --      --        --
Investment Income Ratio............      --      --       --      --        --

SERIES III POLICIES(c)
Net Assets.........................  $  433  $1,029  $   128  $  178       $--
Units Outstanding..................      41     110       17      17        --
Variable Accumulation Unit Value...  $10.53  $ 9.36  $  7.55  $10.71       $--
Total Return.......................   12.5%   24.0%   (29.5%)   7.1%        --
Investment Income Ratio............    1.2%    3.3%     3.4%    2.3%        --






                                                   AMERICAN FUNDS
                                                    GROWTH FUND--
                                                   CLASS 2 SHARES
                                     ------------------------------------------
                                      2010     2009     2008    2007     2006
                                     ------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $    --  $    --  $   --  $     --
Units Outstanding..................      --       --       --      --        --
Variable Accumulation Unit Value...  $   --  $    --  $    --  $   --    $   --
Total Return.......................      --       --       --      --        --
Investment Income Ratio............      --       --       --      --        --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $    --  $    95  $   --    $   --
Units Outstanding..................      --       --       17      --        --
Variable Accumulation Unit Value...  $ 5.47  $  4.97  $  5.68  $   --    $   --
Total Return.......................   10.1%   (12.5%)  (43.2%)     --        --
Investment Income Ratio............      --       --     1.3%      --        --

SERIES III POLICIES(c)
Net Assets.........................  $8,378  $ 6,686  $ 1,083  $1,334    $    5
Units Outstanding..................     808      765      173     119         1
Variable Accumulation Unit Value...  $10.37  $  8.74  $  6.27  $11.19    $ 9.96
Total Return.......................   18.7%    39.4%   (44.0%)  12.3%     (0.4%)
Investment Income Ratio............    0.7%     0.9%     1.1%    1.4%        --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







      AMERICAN FUNDS              AMERICAN FUNDS
       GLOBAL GROWTH               GLOBAL SMALL
          FUND--              CAPITALIZATION FUND--
      CLASS 1 SHARES              CLASS 2 SHARES
      --------------  -------------------------------------
       2010    2009    2010    2009     2008    2007   2006
      -----------------------------------------------------

      $   --  $   --  $   --  $   --  $    --  $   --   $--
          --      --      --      --       --      --    --
      $   --  $   --  $   --  $   --  $    --  $   --   $--
          --      --      --      --       --      --    --
          --      --      --      --       --      --    --


      $   --  $   --  $   28  $   38  $    46  $   --   $--
          --      --       3       6        9      --    --
      $   --  $   --  $ 8.14  $ 6.67  $  4.88  $   --   $--
          --      --   22.1%   36.5%   (51.2%)     --    --
          --      --    1.6%    0.3%       --      --    --


      $  258  $   --  $  681  $  407  $   120  $  471   $--
          23      --      60      44       21      38    --
      $11.20  $ 9.99  $11.37  $ 9.29  $  5.76  $12.39   $--
       12.0%   (0.1%)  22.4%   61.3%   (53.5%)  23.9%    --
        7.1%      --    1.8%    0.4%       --    2.9%    --






                  AMERICAN FUNDS                         AMERICAN FUNDS
                  GROWTH-INCOME                          INTERNATIONAL
                      FUND--                                 FUND--
                  CLASS 2 SHARES                         CLASS 2 SHARES
      -------------------------------------  -------------------------------------
       2010    2009     2008    2007   2006   2010    2009     2008    2007   2006
      ----------------------------------------------------------------------------

      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
          --      --       --      --    --
          --      --       --      --    --


      $   --  $   --  $    --  $   --   $--  $   --  $   --  $    --  $   --   $--
          --      --       --      --    --      --      --       --      --    --
      $   --  $   --  $    --  $   --   $--  $12.44  $11.64  $ 11.64  $11.64   $--
          --      --       --      --    --    6.9%      --       --      --    --
          --      --       --      --    --
          --      --       --    0.3%    --


      $  450  $  209  $    48  $   33   $--  $9,766  $8,655  $ 4,075  $1,647   $--
          50      26        8       3    --     925     879      592     138    --
      $ 8.94  $ 8.02  $  6.11  $ 9.84   $--  $10.56  $ 9.85  $  6.88  $11.89   $--
       11.4%   31.2%   (37.8%)  (1.6%)   --    7.2%   43.1%   (42.1%)  18.9%    --
        2.2%    1.8%     2.4%    2.8%    --    2.2%    1.7%     2.6%    2.2%    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                     CALVERT VP
                                                    SRI BALANCED
                                                     PORTFOLIO
                                     -----------------------------------------
                                      2010    2009     2008     2007     2006
                                     -----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --   $   --   $   --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $   --   $12.64
Total Return.......................      --      --       --       --     1.8%
Investment Income Ratio............      --      --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --   $   --   $   --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $   --   $   --
Total Return.......................      --      --       --       --       --
Investment Income Ratio............      --      --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $   14  $   13  $    10   $   16   $   22
Units Outstanding..................       1       1        1        1        2
Variable Accumulation Unit Value...  $12.27  $10.95  $  8.74   $12.72   $12.38
Total Return.......................   12.1%   25.3%   (31.3%)    2.8%     8.8%
Investment Income Ratio............    1.5%    2.2%     2.6%     2.3%     0.3%







                                                    DREYFUS IP
                                                    TECHNOLOGY
                                                     GROWTH--
                                                  INITIAL SHARES
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $12.51  $ 9.86  $  9.86  $ 9.86  $ 9.86
Total Return.......................   26.9%      --       --      --    0.7%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $1,543  $  932  $   531  $  671  $  376
Units Outstanding..................     106      83       75      56      36
Variable Accumulation Unit Value...  $14.52  $11.17  $  7.09  $12.05  $10.50
Total Return.......................   29.9%   57.7%   (41.2%)  14.7%    4.3%
Investment Income Ratio............      --    0.4%       --      --      --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                                             DELAWARE VIP
                                                         INTERNATIONAL VALUE
                 DAVIS VALUE                               EQUITY SERIES--
                  PORTFOLIO                                 STANDARD CLASS
---------------------------------------------  ---------------------------------------
       2010    2009     2008    2007    2006    2010     2009     2008     2007   2006
--------------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --   $  --   $    --   $   --   $--
          --      --       --      --      --      --      --        --       --    --
      $   --  $   --  $    --  $   --  $   --  $   --   $  --   $    --   $   --   $--
          --      --       --      --      --      --      --        --       --    --
          --      --       --      --      --      --      --        --       --    --


      $   --  $   --  $    --  $  151  $  143  $   --   $  --   $    --   $   --   $--
          --      --       --      14      13      --      --        --       --    --
      $11.35  $10.73  $ 10.73  $10.97  $11.31  $   --   $  --   $    --   $   --   $--
        5.8%    0.0%    (2.2%)  (3.0%)  14.7%      --      --        --       --    --
          --      --       --    3.1%    0.6%      --      --        --       --    --


      $1,162  $1,354  $ 1,070  $1,783  $  315  $  936   $   3   $    --   $  403   $--
         111     146      151     150      28     131       1        --       38    --
      $10.47  $ 9.28  $  7.08  $11.86  $11.34  $ 7.17   $6.46   $  6.10   $10.59   $--
       12.8%   31.2%   (40.3%)   4.6%   15.0%   10.9%    6.0%    (42.4%)    5.9%    --
        1.1%    0.9%     0.9%    1.4%    1.1%    4.8%    4.5%      2.4%     2.0%    --




                                                                       DWS
                      DREYFUS VIF                                     DREMAN
                     OPPORTUNISTIC                                SMALL MID CAP
                      SMALL CAP--                                  VALUE VIP--
                    INITIAL SHARES                                CLASS A SHARES
------------------------------------------------------  ---------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008    2007
-----------------------------------------------------------------------------------------


       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
           --        --         --        --       --        --       --       --      --


       $   --    $   --    $    --   $    --   $   --    $   --   $   --  $    --  $   --
           --        --         --        --       --        --       --       --      --
       $12.54    $10.90    $ 10.90   $ 10.90   $10.90    $   --   $   --  $    --  $   --
        15.0%        --         --        --    (6.5%)       --       --       --      --
           --        --         --        --     0.6%        --       --       --      --


       $   17    $   13    $    11   $    19   $   35    $1,899   $  969  $   861  $1,220
            2         2          2         2        3       192      121      139     131
       $10.36    $ 7.90    $  6.27   $ 10.05   $11.30    $ 9.88   $ 8.03  $  6.19  $ 9.29
        31.1%     26.0%     (37.6%)   (11.1%)    3.7%     23.1%    29.7%   (33.4%)  (7.1%)
         0.7%      1.6%       0.9%      0.7%     0.5%      1.3%     2.4%     1.7%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                DWS GLOBAL
                                               OPPORTUNITIES
                                                   VIP--
                                              CLASS A SHARES
                                     --------------------------------
                                      2010     2009      2008    2007
                                     --------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $--
Units Outstanding..................      --       --         --    --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $--
Total Return.......................      --       --         --    --
Investment Income Ratio............      --       --         --    --

SERIES II POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $--
Units Outstanding..................      --       --         --    --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $--
Total Return.......................      --       --         --    --
Investment Income Ratio............      --       --         --    --

SERIES III POLICIES(c)
Net Assets.........................  $    4   $    2    $    11   $--
Units Outstanding..................      --       --          2    --
Variable Accumulation Unit Value...  $ 9.83   $ 7.76    $  5.24   $--
Total Return.......................   26.6%    48.2%     (47.6%)   --
Investment Income Ratio............    0.4%     2.5%         --    --





                                                    FIDELITY(R) VIP
                                                    EQUITY-INCOME--
                                                     INITIAL CLASS
                                     --------------------------------------------
                                      2010     2009      2008      2007     2006
                                     --------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $    1   $    3    $     3   $   59   $   60
Units Outstanding..................      --       --         --        4        4
Variable Accumulation Unit Value...  $13.51   $11.77    $  9.07   $15.87   $15.74
Total Return.......................   14.8%    29.8%     (42.8%)    0.8%    19.4%
Investment Income Ratio............    0.6%     2.2%       0.8%     1.8%     2.5%

SERIES II POLICIES(b)
Net Assets.........................  $    3   $   13    $     6   $   11   $   --
Units Outstanding..................      --        1          1        1       --
Variable Accumulation Unit Value...  $14.69   $12.79    $  9.85   $17.21   $16.97
Total Return.......................   14.9%    29.9%     (42.8%)    1.4%     8.2%
Investment Income Ratio............    0.7%       --         --       --     2.5%

SERIES III POLICIES(c)
Net Assets.........................  $4,201   $4,221    $ 4,568   $9,198   $8,274
Units Outstanding..................     349      404        570      658      514
Variable Accumulation Unit Value...  $12.02   $10.44    $  8.02   $13.98   $13.77
Total Return.......................   15.1%    30.2%     (42.7%)    1.5%    20.2%
Investment Income Ratio............    1.9%     2.0%       2.5%     2.0%     3.5%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                          DWS                                   FIDELITY(R) VIP
                 SMALL CAP INDEX VIP--                          CONTRAFUND(R)--
                    CLASS A SHARES                               INITIAL CLASS
      ------------------------------------------  -------------------------------------------
       2010     2009     2008     2007     2006     2010     2009     2008     2007     2006
      ---------------------------------------------------------------------------------------


      $   --  $    --  $    --  $    --  $    --  $   156  $   153  $   121  $   306  $   263
          --       --       --       --       --        7        8        9       13       13
      $   --  $    --  $    --  $    --  $    --  $ 21.03  $ 18.00  $ 13.30  $ 23.22  $ 19.88
          --       --       --       --       --    16.9%    35.3%   (42.7%)   16.8%    10.9%
          --       --       --       --       --     1.2%     1.4%     0.9%     1.0%     1.5%


      $   --  $    --  $    75  $   113  $   102  $ 1,152  $ 1,003  $ 1,011  $ 1,790  $ 1,227
          --       --        8        8        7       61       62       85       86       69
      $10.86  $  9.66  $  9.55  $ 14.53  $ 14.85  $ 18.81  $ 16.09  $ 11.88  $ 20.73  $ 17.67
       12.5%     1.1%   (34.3%)   (2.1%)   17.2%    16.9%    35.4%   (42.7%)   17.3%    11.4%
          --     6.4%     1.6%     0.8%     0.6%     1.3%     1.4%     1.0%     1.1%     1.2%


      $9,215  $14,482  $ 9,454  $14,260  $24,980  $25,353  $22,805  $16,770  $19,399  $11,897
         648    1,287    1,065    1,057    1,816    1,629    1,718    1,716    1,140      822
      $14.22  $ 11.25  $  8.89  $ 13.49  $ 13.75  $ 15.56  $ 13.28  $  9.78  $ 17.02  $ 14.47
       26.4%    26.6%   (34.1%)   (1.9%)   17.5%    17.2%    35.7%   (42.5%)   17.6%    11.7%
        0.7%     1.7%     1.6%     0.9%     0.4%     1.3%     1.4%     1.2%     1.1%     1.5%




                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                        FREEDOM 2010                                       FREEDOM 2020
                         PORTFOLIO--                                       PORTFOLIO--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  -------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009       2008       2007      2006
      ---------------------------------------------------------------------------------------------------


       $   --    $   --    $    --   $   --    $   --   $     --  $     --  $       --  $     --  $    --
           --        --         --       --        --         --        --          --        --       --
       $   --    $   --    $    --   $   --    $   --     $   --    $   --     $    --    $   --   $   --
           --        --         --       --        --         --        --          --        --       --
           --        --         --       --        --         --        --          --        --       --


       $   --    $   --    $    --   $   31    $   --     $    5    $   22     $    11    $   18   $   --
           --        --         --        3        --         --         2           2         2       --
       $10.96    $10.20    $ 10.20   $10.25    $   --     $10.84    $ 9.49     $  7.38    $10.98   $   --
         7.4%        --      (0.4%)    2.5%        --      14.2%     28.7%      (32.8%)     9.8%       --
           --        --         --    14.8%        --       0.5%      3.5%        3.2%      2.5%       --


       $1,814    $1,209    $ 1,049   $  340    $  180     $7,120    $5,111     $ 3,127    $  931   $  177
          144       108        117       28        16        580       477         376        75       16
       $12.59    $11.14    $  8.97   $11.96    $11.01     $12.27    $10.72     $  8.31    $12.33   $11.19
        13.0%     24.3%     (25.1%)    8.7%      9.8%      14.5%     29.0%      (32.6%)    10.2%    12.0%
         3.4%      4.2%       4.5%     2.3%      1.8%       2.4%      4.1%        4.7%      3.8%     1.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                                                    FIDELI-
                                                                                   TY(R) VIP
                                                                                    FREEDOM
                                                                                      2040
                                                    FIDELITY(R) VIP                 PORTFO-
                                                     FREEDOM 2030                    LIO--
                                                      PORTFOLIO--                   INITIAL
                                                     INITIAL CLASS                   SHARES
                                     --------------------------------------------  ---------
                                      2010    2009     2008      2007      2006       2010
                                     -------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --   $    --   $   --    $   --     $   --
Units Outstanding..................      --      --        --       --        --         --
Variable Accumulation Unit Value...  $   --  $   --   $    --   $   --    $   --     $   --
Total Return.......................      --      --        --       --        --         --
Investment Income Ratio............      --      --        --       --        --         --


SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --   $    --   $   --    $   --     $   --
Units Outstanding..................      --      --        --       --        --         --
Variable Accumulation Unit Value...  $   --  $   --   $    --   $   --    $   --     $   --
Total Return.......................      --      --        --       --        --         --
Investment Income Ratio............      --      --        --       --        --         --


SERIES III POLICIES(c)
Net Assets.........................  $4,422  $4,089   $ 1,872   $  644    $  230     $    7
Units Outstanding..................     380     408       246       52        21          1
Variable Accumulation Unit Value...  $11.64  $10.03   $  7.61   $12.29    $11.04     $11.95
Total Return.......................   16.1%   31.7%    (38.0%)   11.4%     10.4%      19.5%
Investment Income Ratio............    2.0%    2.7%      4.2%     1.8%      4.1%       0.1%







                                                 FIDELITY(R) VIP
                                             INVESTMENT GRADE BOND--
                                                  INITIAL CLASS
                                     --------------------------------------
                                      2010    2009    2008    2007    2006
                                     --------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $   --
Units Outstanding..................      --      --      --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $   --  $   --  $   --
Total Return.......................      --      --      --      --      --
Investment Income Ratio............      --      --      --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $1,458  $1,301  $1,904  $2,001  $1,653
Units Outstanding..................      93      89     151     153     131
Variable Accumulation Unit Value...  $15.70  $14.60  $12.65  $13.11  $12.59
Total Return.......................    7.5%   15.4%   (3.5%)   4.1%    4.1%
Investment Income Ratio............    3.7%   10.3%    4.2%    4.1%    3.4%

SERIES III POLICIES(c)
Net Assets.........................  $9,453  $7,987  $5,070  $4,516  $2,444
Units Outstanding..................     678     619     456     392     221
Variable Accumulation Unit Value...  $13.90  $12.90  $11.14  $11.52  $11.04
Total Return.......................    7.8%   15.7%   (3.2%)   4.3%    4.3%
Investment Income Ratio............    3.7%    8.3%    3.9%    3.7%    2.8%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                       FIDELITY(R) VIP                                 FIDELITY(R) VIP
                          GROWTH--                                       INDEX 500--
                        INITIAL CLASS                                   INITIAL CLASS
      ------------------------------------------------  --------------------------------------------
        2010      2009      2008      2007      2006      2010      2009     2008     2007     2006
      ----------------------------------------------------------------------------------------------


       $   --    $   --    $    --   $   --    $   --    $    --  $    --  $    --  $    --  $    --
           --        --         --       --        --         --       --       --       --       --
       $   --    $   --    $    --   $   --    $   --    $    --  $    --  $    --  $    --  $    --
           --        --         --       --        --         --       --       --       --       --
           --        --         --       --        --         --       --       --       --       --


       $   15    $   59    $    46   $  244    $   71    $   162  $   143  $   247  $   336  $ 1,519
            1         6          6       16         6         10       11       23       20       94
       $12.35    $ 9.97    $  7.79   $14.79    $11.67    $ 15.40  $ 13.42  $ 10.63  $ 16.91  $ 16.08
        23.9%     28.0%     (47.3%)   26.6%      6.6%      14.7%    26.3%   (37.2%)    5.2%    15.4%
         0.1%      0.5%       0.5%     0.8%      0.6%       2.0%     2.2%     2.6%     3.1%     1.3%


       $  943    $  775    $ 1,720   $3,823    $2,568    $43,498  $33,360  $24,421  $32,904  $26,736
           78        80        230      268       229      3,447    3,042    2,817    2,392    2,049
       $11.98    $ 9.65    $  7.52   $14.23    $11.21    $ 12.62  $ 10.97  $  8.67  $ 13.75  $ 13.04
        24.2%     28.3%     (47.2%)   27.0%      6.9%      15.0%    26.6%   (37.0%)    5.4%    15.7%
         0.3%      0.4%       0.8%     0.8%      0.6%       2.1%     2.7%     2.3%     3.5%     1.3%





                      FIDELITY(R) VIP                 FIDELITY(R) VIP
                         MID-CAP--                     MONEY MARKET--
                       INITIAL CLASS                   INITIAL CLASS
      ----------------------------------------------  ---------------
        2010     2009     2008      2007      2006      2010    2009
      ---------------------------------------------------------------


      $    --  $    --   $    --   $    --   $    --  $    --  $   --
           --       --        --        --        --       --      --
      $    --  $    --   $    --   $    --   $    --  $    --  $   --
           --       --        --        --        --       --      --
           --       --        --        --        --       --      --



      $   891  $   669   $   468   $ 1,152   $ 1,196  $    --  $   --
           36       35        34        51        61       --      --
      $ 24.70  $ 19.22   $ 13.76   $ 22.77   $ 19.74  $    --  $   --

        28.5%    39.7%    (39.6%)    15.3%     12.4%       --      --
         0.4%     0.7%      0.5%      0.9%      0.3%       --      --


      $33,624  $20,074   $13,908   $22,201   $17,242  $17,051  $8,630
        1,721    1,324     1,284     1,242     1,115    1,698     862
      $ 19.54  $ 15.16   $ 10.82   $ 17.87   $ 15.46  $ 10.04  $10.02
        28.8%    40.1%    (39.4%)    15.6%     12.7%     0.2%    0.2%
         0.4%     0.7%      0.5%      0.9%      0.3%     0.2%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                  FIDELITY(R) VIP
                                                     OVERSEAS--
                                                   INITIAL CLASS
                                     -----------------------------------------
                                      2010    2009     2008     2007     2006
                                     -----------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $    --  $    --
Units Outstanding..................      --      --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $    --  $    --
Total Return.......................      --      --       --       --       --
Investment Income Ratio............      --      --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   84  $   35  $   147  $   156  $    --
Units Outstanding..................       8       4       17       10       --
Variable Accumulation Unit Value...  $11.02  $ 9.76  $  8.74  $ 15.59  $ 15.82
Total Return.......................   12.8%   11.7%   (43.9%)   (1.5%)    8.9%
Investment Income Ratio............    2.1%    1.9%     3.6%     7.7%     1.4%

SERIES III POLICIES(c)
Net Assets.........................  $9,470  $9,096  $ 7,991  $13,500  $14,042
Units Outstanding..................     682     741      824      783      955
Variable Accumulation Unit Value...  $13.87  $12.26  $  9.69  $ 17.25  $ 14.70
Total Return.......................   13.1%   26.5%   (43.8%)   17.3%    18.1%
Investment Income Ratio............    1.4%    2.2%     2.6%     3.0%     0.4%






                                                   INVESCO V.I. GLOBAL
                                                   REAL ESTATE FUND--
                                                     SERIES I SHARES
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

SERIES II POLICIES(b)
Net Assets.........................  $   70   $  105    $    67   $   16    $   75
Units Outstanding..................       8       14         12        2         7
Variable Accumulation Unit Value...  $ 8.85   $ 7.55    $  5.75   $10.42    $11.06
Total Return.......................   17.2%    31.2%     (44.8%)   (5.8%)    10.6%
Investment Income Ratio............    4.1%       --      12.8%     1.0%      8.0%

SERIES III POLICIES(c)
Net Assets.........................  $2,288   $1,020    $   655   $1,197    $5,505
Units Outstanding..................     229      120        101      102       445
Variable Accumulation Unit Value...  $10.01   $ 8.52    $  6.48   $11.70    $12.38
Total Return.......................   17.5%    31.5%     (44.6%)   (5.5%)    23.8%
Investment Income Ratio............    5.0%       --       7.1%     2.3%      4.0%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                FIDELITY(R) VIP                         FIDELITY(R) VIP
                VALUE LEADERS--                        VALUE STRATEGIES--
                 INITIAL CLASS                          SERVICE CLASS 2
      ----------------------------------  -------------------------------------------
       2010    2009     2008      2007     2010     2009      2008    2007     2006
      -------------------------------------------------------------------------------


      $   --  $   --   $   --    $   --   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
          --      --       --        --       --       --        --      --       --


      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
      $   --  $   --   $   --       $--   $   --   $   --   $    --  $   --   $   --
          --      --       --        --       --       --        --      --       --
          --      --       --        --       --       --        --      --       --


      $    5  $   22   $   --       $--   $  327   $  181   $   187  $  432   $  255
          --       2       --        --       23       16        26      29       18
      $14.02  $12.75   $ 9.96       $--   $14.40   $11.40   $  7.25  $14.89   $14.12
       10.0%   27.9%    (0.4%)       --    26.3%    57.2%    (51.3%)   5.4%    16.0%
        1.4%    2.9%     2.4%        --     0.4%     0.4%      0.5%    0.7%     0.3%





                       INVESCO V.I.                      INVESCO V.I.
                       INTERNATIONAL                        MID CAP
                       GROWTH FUND--                  CORE EQUITY FUND--
                      SERIES I SHARES                   SERIES I SHARES
      ----------------------------------------------  ------------------
       2010    2009     2008      2007       2006            2010
      ------------------------------------------------------------------


      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
          --      --        --       --         --
          --


      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
      $   --  $   --   $    --   $   --     $   --          $   --
          --      --        --       --         --              --
          --      --        --       --         --
          --


      $8,318  $5,666   $ 3,366   $4,552     $   30          $   99
         677     520       418      337          3               9
      $12.29  $10.89   $  8.05   $13.50     $11.77          $10.87
       12.9%   35.2%    (40.4%)   14.7%      16.7%            8.7%
        2.6%    1.7%      0.6%       --       2.3%            0.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                       INVESCO VAN
                                       KAMPEN V.I.
                                         MID CAP
                                      VALUE FUND--                    JANUS ASPEN
                                        SERIES I                 BALANCED PORTFOLIO--
                                         SHARES                  INSTITUTIONAL SHARES
                                     --------------  --------------------------------------------
                                      2010    2009     2010    2009     2008     2007      2006
                                     ------------------------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $10,229  $9,772  $ 8,303   $10,243   $9,579
Units Outstanding..................      --      --      442     456      486       503      517
Variable Accumulation Unit Value...  $   --  $   --  $ 23.15  $21.42  $ 17.07   $ 20.35   $18.54
Total Return.......................      --      --     8.1%   25.5%   (16.1%)     9.8%     9.9%
Investment Income Ratio............      --      --     2.9%    3.0%     2.7%      2.6%     2.1%

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $ 1,773  $1,728  $ 1,796   $ 1,994   $1,623
Units Outstanding..................      --      --      103     109      142       133      119
Variable Accumulation Unit Value...  $   --  $   --  $ 17.15  $15.86  $ 12.63   $ 15.04   $13.64
Total Return.......................      --      --     8.1%   25.6%   (16.0%)    10.3%    10.4%
Investment Income Ratio............      --      --     2.8%    2.8%     2.8%      2.6%     2.3%

SERIES III POLICIES(c)
Net Assets.........................  $1,152  $  147  $ 7,339  $5,014  $ 4,622   $ 4,650   $1,928
Units Outstanding..................      56       9      455     337      391       331      152
Variable Accumulation Unit Value...  $20.48  $16.75  $ 16.11  $14.87  $ 11.81   $ 14.03   $12.69
Total Return.......................   22.2%   67.5%     8.4%   25.9%   (15.8%)    10.5%    10.7%
Investment Income Ratio............    0.5%    1.4%     2.9%    2.7%     2.8%      2.7%     2.2%





                                                   JANUS ASPEN
                                              WORLDWIDE PORTFOLIO--
                                               INSTITUTIONAL SHARES
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $  165  $  172  $   158  $  296  $  276
Units Outstanding..................      13      16       20      20      21
Variable Accumulation Unit Value...  $12.72  $11.02  $  8.02  $14.55  $13.37
Total Return.......................   15.5%   37.3%   (44.8%)   8.9%   17.4%
Investment Income Ratio............    0.6%    1.4%     1.2%    0.8%    1.7%

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $11.35  $10.53  $ 10.53  $10.53  $10.53
Total Return.......................    7.8%      --       --      --   (2.4%)
Investment Income Ratio............      --      --       --      --    2.2%

SERIES III POLICIES(c)
Net Assets.........................  $  586  $1,095  $   370  $  749  $  599
Units Outstanding..................      50     108       50      56      49
Variable Accumulation Unit Value...  $11.79  $10.18  $  7.39  $13.36  $12.18
Total Return.......................   15.8%   37.7%   (44.7%)   9.6%   18.2%
Investment Income Ratio............    0.6%    1.8%     1.2%    0.8%    2.0%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                    JANUS ASPEN                               JANUS ASPEN
               ENTERPRISE PORTFOLIO--                      FORTY PORTFOLIO--
                INSTITUTIONAL SHARES                     INSTITUTIONAL SHARES
      ---------------------------------------  ----------------------------------------
       2010    2009     2008    2007    2006     2010    2009     2008    2007    2006
      ---------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
          --      --       --      --      --       --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $    --  $   --  $    --  $   --  $   --
          --      --       --      --      --       --      --       --      --      --
          --      --       --      --      --       --      --       --      --      --


      $6,722  $7,103  $ 5,755  $7,998  $5,191  $10,123  $6,695  $ 5,270  $7,521  $4,077
         376     500      586     458     363      756     534      615     490     364
      $17.89  $14.22  $  9.82  $17.44  $14.29  $ 13.38  $12.53  $  8.56  $15.33  $11.19
       25.8%   44.8%   (43.7%)  22.0%   13.6%     6.7%   46.3%   (44.1%)  37.0%    9.3%
        0.1%      --     0.3%    0.2%      --     0.4%    0.0%     0.1%    0.4%    0.5%




                                                              LORD ABBETT
                 LAZARD RETIREMENT                           SERIES FUND--
          INTERNATIONAL EQUITY PORTFOLIO--                   MID-CAP VALUE
                   SERVICE SHARES                              PORTFOLIO
      ---------------------------------------  -----------------------------------------
       2010    2009     2008    2007    2006    2010    2009     2008     2007     2006
      ----------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $    --  $    --
          --      --       --      --      --      --      --       --       --       --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $    --  $    --
          --      --       --      --      --      --      --       --       --       --
          --      --       --      --      --      --      --       --       --       --


      $  122  $  178  $   130  $   --  $   --  $   38  $   31  $   123  $   188  $   166
          12      19       17      --      --       2       2       11       10        9
      $ 9.99  $ 9.38  $  7.75  $10.55  $   --  $17.30  $13.83  $ 10.95  $ 18.10  $ 18.03
        6.5%   21.2%   (26.6%)   5.5%      --   25.1%   26.3%   (39.5%)    0.3%    12.0%
        1.1%    2.8%     3.2%    2.1%      --    0.4%    0.2%     1.4%     0.5%     0.1%


      $3,623  $2,740  $ 1,599  $3,086  $2,291  $5,613  $4,235  $ 4,685  $13,379  $11,906
         301     243      172     209     172     412     390      548      945      846
      $12.05  $11.29  $  9.30  $14.76  $13.32  $13.63  $10.87  $  8.58  $ 14.15  $ 14.07
        6.7%   21.5%   (37.0%)  10.8%   22.5%   25.4%   26.6%   (39.4%)    0.6%    12.2%
        1.5%    3.1%     1.0%    2.7%    1.4%    0.5%    0.5%     1.1%     0.5%     0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                LVIP BARON GROWTH
                                               OPPORTUNITIES FUND--
                                                  SERVICE CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   60  $   34  $    96  $  144  $   71
Units Outstanding..................       6       4       15      13       7
Variable Accumulation Unit Value...  $ 9.68  $ 7.68  $  6.60  $10.86  $10.53
Total Return.......................   26.1%   16.4%   (39.3%)   3.1%    5.3%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $3,625  $2,559  $ 1,885  $2,685  $  788
Units Outstanding..................     284     253      258     224      68
Variable Accumulation Unit Value...  $12.76  $10.09  $  7.30  $11.99  $11.59
Total Return.......................   26.4%   38.3%   (39.1%)   3.4%   15.5%
Investment Income Ratio............      --      --       --      --      --





                                                      MFS(R)
                                                UTILITIES SERIES--
                                                  INITIAL CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   71  $  119  $    73  $   28  $   --
Units Outstanding..................       4       8        7       2      --
Variable Accumulation Unit Value...  $16.36  $14.41  $ 10.85  $17.45  $13.64
Total Return.......................   13.5%   32.9%   (37.8%)  27.9%    5.6%
Investment Income Ratio............    3.7%    4.7%     0.6%    1.3%    4.3%

SERIES III POLICIES(c)
Net Assets.........................  $1,910  $1,632  $   973  $1,258  $  621
Units Outstanding..................     105     102       81      65      41
Variable Accumulation Unit Value...  $18.22  $16.01  $ 12.02  $19.28  $15.08
Total Return.......................   13.8%   33.2%   (37.7%)  27.9%   31.3%
Investment Income Ratio............    2.9%    4.4%     1.5%    0.8%    0.4%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                  MFS(R) INVESTORS                              MFS(R)
                   TRUST SERIES--                       NEW DISCOVERY SERIES--
                   INITIAL CLASS                            INITIAL CLASS
      ---------------------------------------  ---------------------------------------
       2010    2009     2008    2007    2006    2010    2009     2008    2007    2006
      --------------------------------------------------------------------------------

      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --      --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --      --      --       --      --      --
          --      --       --      --      --      --      --       --      --      --


      $   88  $   81  $   137  $  210  $  194  $   --  $   --  $    --  $   --  $   --
           5       6       12      12      12      --      --       --      --      --
      $16.00  $14.44  $ 11.41  $17.09  $15.54  $   --  $   --  $    --  $   --  $   --
       10.8%   26.6%   (33.2%)  10.0%   12.7%      --      --       --      --      --
        1.2%    2.6%     0.8%    0.8%    0.5%      --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --  $   10  $    8  $     5  $    9  $   15
          --      --       --      --      --       1       1        1       1       1
      $   --  $   --  $    --  $   --  $   --  $16.39  $12.02  $  7.37  $12.14  $11.84
          --      --       --      --      --   36.3%   63.2%   (39.3%)   2.5%   13.2%
          --      --       --      --      --      --      --       --      --      --





          MFS(R)                NEUBERGER                 OPPENHEIMER CAPITAL
          VALUES           BERMAN AMT PARTNERS               APPRECIATION
         SERIES--              PORTFOLIO--                     FUND/VA--
       INITIAL CLASS          CLASS I SHARES              NON-SERVICES SHARES
      --------------  -----------------------------  ----------------------------
       2010    2009    2010    2009     2008   2007   2010   2009     2008   2007
      ---------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
          --      --      --      --       --    --
          --      --      --      --


      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
      $   --  $   --  $   --  $   --  $    --   $--  $  --  $   --  $    --   $--
          --      --      --      --       --    --     --      --       --    --
          --      --      --      --       --    --     --      --       --    --


      $4,499  $2,198  $  348  $  606  $   288   $--  $  81  $   37  $     1   $--
         337     184      38      77       57    --      8       4       --    --
      $13.33  $11.95  $ 9.15  $ 7.91  $  5.07   $--  $9.65  $ 8.82  $  6.10   $--
       11.5%   19.5%   15.7%   56.1%   (49.3%)   --   9.4%   44.5%   (39.0%)   --
        1.5%    1.2%    0.5%    2.8%     1.0%    --   0.0%    0.2%       --    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                                            PIMCO GLOBAL
                                                  OPPENHEIMER                   BOND
                                                   CORE BOND                (UNHEDGED)--
                                                   FUND/VA--               ADMINISTRATIVE
                                              NON-SERVICE SHARES            CLASS SHARES
                                     ------------------------------------  --------------
                                       2010     2009     2008      2007     2010    2009
                                     ----------------------------------------------------
SERIES I POLICIES(a)
Net Assets.........................   $   --   $  --    $    --     $--    $   --  $   --
Units Outstanding..................       --      --         --      --        --      --
Variable Accumulation Unit Value...   $   --   $  --    $    --     $--    $   --  $   --
Total Return.......................       --      --         --      --        --      --
Investment Income Ratio............       --      --         --      --        --      --

SERIES II POLICIES(b)
Net Assets.........................   $   --   $  --    $    --     $--    $   --  $   --
Units Outstanding..................       --      --         --      --        --      --
Variable Accumulation Unit Value...   $   --   $  --    $    --     $--    $   --  $   --
Total Return.......................       --      --         --      --        --      --
Investment Income Ratio............       --      --         --      --        --      --

SERIES III POLICIES(c)
Net Assets.........................   $    1   $   1    $     1     $--    $  721  $   85
Units Outstanding..................       --      --         --      --        57       8
Variable Accumulation Unit Value...   $ 9.13   $8.12    $  7.44     $--    $12.63  $11.31
Total Return.......................    12.4%    9.0%     (25.6%)     --     11.7%   13.1%
Investment Income Ratio............     1.6%      --         --      --      2.6%    3.0%






                                                       PIMCO
                                                   REAL RETURN--
                                            ADMINISTRATIVE CLASS SHARES
                                     ----------------------------------------
                                       2010     2009    2008    2007    2006
                                     ----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --  $   --  $   --  $   --
Units Outstanding..................       --       --      --      --      --
Variable Accumulation Unit Value...  $    --  $    --  $   --  $   --  $   --
Total Return.......................       --       --      --      --      --
Investment Income Ratio............       --       --      --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $    25  $    55  $    2  $  103  $   90
Units Outstanding..................        2        4      --       9       9
Variable Accumulation Unit Value...  $ 13.51  $ 12.53  $10.61  $11.50  $10.42
Total Return.......................     7.8%    18.1%   (7.8%)  10.4%    0.5%
Investment Income Ratio............     1.5%     3.7%    3.8%    4.7%    4.2%

SERIES III POLICIES(c)
Net Assets.........................  $10,315  $11,006  $5,606  $4,776  $2,622
Units Outstanding..................      749      864     520     412     250
Variable Accumulation Unit Value...  $ 13.72  $ 12.69  $10.72  $11.59  $10.48
Total Return.......................     8.1%    18.4%   (7.5%)  10.7%    0.7%
Investment Income Ratio............     1.4%     3.0%    3.5%    4.6%    4.2%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                                       PIMCO
           PIMCO                     LONG-TERM
       HIGH YIELD--              U.S. GOVERNMENT--                             PIMCO
      ADMINISTRATIVE              ADMINISTRATIVE                           LOW DURATION--
       CLASS SHARES                CLASS SHARES                     ADMINISTRATIVE CLASS SHARES
      --------------  --------------------------------------  ---------------------------------------
           2010        2010    2009    2008    2007    2006    2010    2009     2008    2007    2006
      -----------------------------------------------------------------------------------------------


          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
              --          --      --      --      --      --
              --          --      --      --      --


          $   --      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $    --  $   --  $   --
              --          --      --      --      --      --      --      --       --      --      --
          $   --      $   --  $   --  $   --  $   --  $   --  $10.41  $10.12  $ 10.12  $10.12  $10.12
              --          --      --      --      --      --    2.9%      --       --      --    0.5%
              --          --      --      --      --      --
              --          --      --      --    3.9%


          $   --      $  135  $  108  $  100  $   43  $  579  $2,025  $1,892  $ 1,318  $  415  $  264
              --           9       8       7       4      54     151     148      117      37      25
          $10.94      $14.91  $13.35  $13.97  $11.91  $10.64  $13.45  $12.77  $ 11.27  $11.31  $10.54
            9.4%       11.7%   (4.4%)  17.3%   11.9%      --    5.3%   13.3%    (0.4%)   7.4%    4.3%
           33.9%        3.6%    3.7%    3.8%      --    4.0%    1.6%    3.5%     4.0%    4.8%    4.1%






                         PIMCO                                      ROYCE
                     TOTAL RETURN--                         MICRO-CAP PORTFOLIO--
              ADMINISTRATIVE CLASS SHARES                      INVESTMENT CLASS
      -------------------------------------------  ---------------------------------------
        2010     2009     2008     2007     2006    2010    2009     2008    2007    2006
      ------------------------------------------------------------------------------------

      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
           --       --       --       --       --      --      --       --      --      --


      $    74  $   110  $    --  $    --  $    69  $   62  $   48  $    31  $  338  $  405
            6        9       --       --        7       4       4        4      22      27
      $ 12.98  $ 12.03  $ 10.65  $ 10.65  $ 10.56  $17.78  $13.71  $  8.70  $15.37  $14.82
         7.8%    13.0%       --     0.9%     3.6%   29.6%   57.6%   (43.4%)   3.7%   20.9%
         2.4%     5.2%       --     4.7%     4.4%    2.0%      --     0.9%    1.3%    0.3%


      $44,048  $39,016  $29,834  $24,413  $14,366  $7,509  $2,238  $ 1,567  $3,369  $1,722
        2,847    2,727    2,377    2,039    1,305     416     161      178     218     116
      $ 15.48  $ 14.31  $ 12.55  $ 11.97  $ 11.01  $18.05  $13.89  $  8.79  $15.49  $14.90
         8.1%    14.1%     4.8%     8.8%     3.8%   30.0%   58.0%   (43.3%)   4.0%   21.2%
         2.4%     5.2%     4.4%     4.7%     4.3%    2.4%      --     2.8%    1.7%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                      ROYCE
                                              SMALL-CAP PORTFOLIO--
                                                 INVESTMENT CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $11.67  $10.50  $ 10.50  $10.50  $10.50
Total Return.......................   11.1%      --       --      --    5.0%
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $8,634  $7,162  $ 5,087  $3,797  $1,546
Units Outstanding..................     634     634      609     331     132
Variable Accumulation Unit Value...  $13.61  $11.29  $  8.35  $11.47  $11.72
Total Return.......................   20.5%   35.2%   (27.2%)  (2.1%)  15.4%
Investment Income Ratio............    0.1%      --     1.0%    0.1%    0.1%






                                                  T. ROWE PRICE
                                                    INDEX 500
                                                    PORTFOLIO
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES III POLICIES(c)
Net Assets.........................  $  214  $  393  $   373  $  442  $  347
Units Outstanding..................      18      39       46      34      28
Variable Accumulation Unit Value...  $11.60  $10.13  $  8.03  $12.82  $12.20
Total Return.......................   14.6%   26.1%   (37.4%)   5.1%   15.4%
Investment Income Ratio............    1.7%    1.9%     2.1%    1.7%    2.4%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                    T. ROWE PRICE                              T. ROWE PRICE
                  BLUE CHIP GROWTH                             EQUITY INCOME
                      PORTFOLIO                                  PORTFOLIO
      ----------------------------------------  -------------------------------------------
        2010    2009     2008    2007    2006     2010     2009     2008     2007     2006
      -------------------------------------------------------------------------------------

      $    --  $   --  $    --  $   --  $   --  $   348  $   385  $   405  $   658  $   659
           --      --       --      --      --       22       27       36       37       38
      $    --  $   --  $    --  $   --  $   --  $ 16.13  $ 14.06  $ 11.23  $ 17.64  $ 17.20
           --      --       --      --      --    14.7%    25.2%   (36.3%)    2.5%    18.1%
           --      --       --      --      --     1.9%     2.0%     2.3%     1.7%     1.7%


      $    --  $   --  $    --  $   --  $  141  $   964  $   881  $ 1,078  $ 2,152  $ 1,681
           --      --       --      --      11       69       72      111      141      113
      $ 13.81  $12.64  $ 12.64  $12.64  $12.31  $ 13.98  $ 12.18  $  9.72  $ 15.26  $ 14.81
         9.3%      --       --    2.7%    9.4%    14.7%    25.3%   (36.3%)    3.0%    18.7%
           --      --       --      --    0.2%     1.9%     2.0%     2.3%     1.8%     1.6%


      $12,317  $8,659  $ 6,092  $8,877  $7,222  $21,486  $16,988  $14,562  $20,879  $12,882
          902     738      738     618     567    1,635    1,487    1,604    1,467      934
      $ 13.66  $11.74  $  8.25  $14.36  $12.73  $ 13.14  $ 11.42  $  9.09  $ 14.23  $ 13.78
        16.4%   42.2%   (42.5%)  12.7%    9.7%    15.0%    25.6%   (36.1%)    3.3%    19.0%
           --      --     0.1%    0.5%    0.3%     2.0%     2.0%     2.4%     1.8%     1.6%






                   T. ROWE PRICE                            T. ROWE PRICE
                INTERNATIONAL STOCK                       LIMITED-TERM BOND
                     PORTFOLIO                                PORTFOLIO
      ---------------------------------------  --------------------------------------
       2010    2009     2008    2007    2006    2010    2009    2008    2007    2006
      -------------------------------------------------------------------------------


      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $   --  $   --  $   --
          --      --       --      --      --      --      --      --      --      --
      $   --  $   --  $    --  $   --  $   --  $   --  $   --  $   --  $   --  $   --
          --      --       --      --      --      --      --      --      --      --
          --      --       --      --      --      --      --      --      --      --


      $  615  $  489  $   284  $  477  $  377  $   49  $   52  $  124  $  121  $  101
          40      36       32      27      24       4       4      10      10       9
      $15.51  $13.59  $  8.94  $17.47  $15.50  $13.28  $12.92  $11.96  $11.80  $11.22
       14.2%   52.0%   (48.8%)  12.8%   18.8%    2.8%    8.0%    1.3%    5.2%    3.8%
        1.0%    3.1%     2.4%    1.6%    1.4%    2.8%    3.5%    4.0%    4.3%    4.0%


      $2,297  $1,610  $   736  $1,672  $  905  $3,540  $2,392  $1,862  $1,604  $  873
         147     118       82      96      58     278     194     163     143      82
      $15.61  $13.64  $  8.95  $17.45  $15.44  $12.74  $12.35  $11.41  $11.23  $10.65
       14.5%   52.4%   (48.7%)  13.0%   19.1%    3.1%    8.3%    1.6%    5.5%    4.1%
        1.1%    2.8%     2.0%    1.7%    0.9%    2.8%    3.4%    4.0%    4.2%    3.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                  T. ROWE PRICE
                                                NEW AMERICA GROWTH
                                                    PORTFOLIO
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------
SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --  $  247  $  295
Units Outstanding..................      --      --       --      18      24
Variable Accumulation Unit Value...  $15.69  $14.07  $ 14.07  $13.85  $12.22
Total Return.......................   11.5%      --     1.6%   13.3%   14.9%
Investment Income Ratio............      --      --       --      --    0.1%

SERIES III POLICIES(c)
Net Assets.........................  $4,768  $2,355  $ 1,886  $2,665  $1,011
Units Outstanding..................     327     193      232     202      87
Variable Accumulation Unit Value...  $14.58  $12.18  $  8.13  $13.17  $11.58
Total Return.......................   19.7%   49.8%   (38.2%)  13.8%    7.3%
Investment Income Ratio............    0.2%      --       --      --    0.1%





                                                   UIF EMERGING
                                                  MARKETS EQUITY
                                                    PORTFOLIO--
                                                      CLASS I
                                     ----------------------------------------
                                       2010    2009     2008    2007    2006
                                     ----------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   428  $   --  $    --  $   80  $   56
Units Outstanding..................       15      --       --       2       2
Variable Accumulation Unit Value...  $ 28.10  $23.68  $ 13.98  $32.35  $23.19
Total Return.......................    18.7%   69.3%   (56.8%)  39.5%   36.2%
Investment Income Ratio............     0.8%      --       --    0.5%    0.8%

SERIES II POLICIES(b)
Net Assets.........................  $   111  $  110  $   139  $  572  $   78
Units Outstanding..................        5       6       14      25       5
Variable Accumulation Unit Value...  $ 20.30  $17.10  $ 10.09  $23.32  $16.65
Total Return.......................    18.7%   69.4%   (56.7%)  40.1%   36.8%
Investment Income Ratio............     0.7%      --       --    0.1%    0.7%

SERIES III POLICIES(c)
Net Assets.........................  $12,440  $8,690  $ 3,985  $7,958  $3,353
Units Outstanding..................      494     411      320     278     164
Variable Accumulation Unit Value...  $ 25.19  $21.16  $ 12.46  $28.72  $20.45
Total Return.......................    19.0%   69.8%   (56.6%)  40.5%   37.1%
Investment Income Ratio............     0.6%      --       --    0.4%    0.8%


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                     T. ROWE PRICE                               UIF EMERGING
               PERSONAL STRATEGY BALANCED                  MARKETS DEBT PORTFOLIO--
                       PORTFOLIO                                   CLASS I
      -------------------------------------------  ---------------------------------------
        2010     2009     2008     2007     2006    2010    2009     2008    2007    2006
      ------------------------------------------------------------------------------------

      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
      $    --  $    --  $    --  $    --  $    --  $   --  $   --  $    --  $   --  $   --
           --       --       --       --       --      --      --       --      --      --
           --       --       --       --       --      --      --       --      --      --


      $    --  $    --  $    --  $    --  $    --  $   85  $   86  $    91  $  132  $  116
           --       --       --       --       --       5       6        8      10       9
      $    --  $    --  $    --  $    --  $    --  $16.05  $14.66  $ 11.29  $13.31  $12.52
           --       --       --       --       --    9.5%   29.9%   (15.2%)   6.3%   10.5%
           --       --       --       --       --    4.1%    7.8%     7.0%    7.3%    8.1%


      $29,287  $25,168  $16,427  $13,558  $19,466  $1,988  $1,626  $   907  $  600  $  193
        1,987    1,941    1,675      969    1,497     114     102       74      42      14
      $ 14.74  $ 12.96  $  9.81  $ 13.99  $ 13.00  $17.43  $15.88  $ 12.20  $14.35  $13.47
        13.7%    32.1%   (29.9%)    7.6%    11.9%    9.7%   30.2%   (15.0%)   6.5%   10.8%
         2.3%     2.1%     2.6%     2.1%     2.3%    4.6%    6.7%     7.7%    7.3%   10.4%







          UIF U.S. REAL ESTATE PORTFOLIO--      VAN ECK VIP GLOBAL BOND FUND--
                       CLASS I                           INITIAL CLASS
      ----------------------------------------  ------------------------------
       2010    2009     2008     2007    2006    2010    2009    2008    2007
      ------------------------------------------------------------------------


      $   --  $   --  $    --  $    --  $   --  $   --  $   --  $   --  $   --
          --      --       --       --      --      --      --      --      --
      $   --  $   --  $    --  $    --  $   --  $   --  $   --  $   --  $   --
          --      --       --       --      --      --      --      --      --
          --      --       --       --      --      --      --      --      --



      $  111  $  104  $   283  $   466  $  378  $   50  $   27  $   --  $   --
           5       6       20       21      14       4       2      --      --
      $23.04  $17.78  $ 13.88  $ 22.41  $27.09  $11.90  $11.23  $   --  $   --
       29.6%   28.0%   (38.0%)  (17.3%)  37.7%    5.9%   12.3%      --      --
        2.4%    2.2%     3.3%     0.9%    0.7%    2.5%      --      --      --



      $9,056  $8,454  $ 7,663  $11,399  $5,238  $  976  $   13  $    4  $   --
         477     579      675      622     237      82       1      --      --
      $18.98  $14.61  $ 11.38  $ 18.32  $22.10  $11.97  $11.27  $10.63  $10.26
       30.0%   28.4%   (37.9%)  (17.1%)  38.0%    6.2%    6.0%    3.6%      --
        2.0%    3.1%     3.7%     1.2%    1.1%    0.1%    2.3%    1.5%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                              VAN ECK VIP
                                          GLOBAL HARD ASSETS--
                                             INITIAL CLASS
                                     -----------------------------
                                      2010    2009     2008   2007
                                     -----------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $    --   $--
Units Outstanding..................      --      --       --    --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $--
Total Return.......................      --      --       --    --
Investment Income Ratio............      --      --       --    --


SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --  $    --   $--
Units Outstanding..................      --      --       --    --
Variable Accumulation Unit Value...  $   --  $   --  $    --   $--
Total Return.......................      --      --       --    --
Investment Income Ratio............      --      --       --    --


SERIES III POLICIES(c)
Net Assets.........................  $2,057  $  152  $    16   $--
Units Outstanding..................     213      20        3    --
Variable Accumulation Unit Value...  $ 9.64  $ 7.46  $  4.74   $--
Total Return.......................   29.2%   57.5%   (52.6%)   --
Investment Income Ratio............    0.2%    0.1%       --    --


Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                    VAN ECK VIP
                   MULTI-MANAGER
                   ALTERNATIVES--
                   INITIAL CLASS
      ---------------------------------------
       2010    2009     2008    2007    2006
      ---------------------------------------

      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $  225  $  188  $   296  $  306  $  244
          19      17       31      27      23
      $11.66  $11.11  $  9.76  $11.23  $10.79
        5.0%   13.9%   (13.1%)   4.1%    8.7%
          --    0.4%     0.1%    0.6%      --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2010 AND 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET




                                                                   DECEMBER 31,
                                                                ------------------
                                                                  2010       2009
                                                                --------   -------
                                                                   (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $452 in 2010
     and $449 in 2009)........................................  $ 64,374   $57,248
  Trading securities..........................................        96        43
Equity securities, at fair value
  Available-for-sale..........................................        23        45
  Trading securities..........................................         3         2
Mortgage loans, net of allowances.............................     5,805     5,779
Policy loans..................................................       822       807
Securities purchased under agreements to resell...............       146       172
Investments in affiliates.....................................     1,047       973
Other investments.............................................     1,080     1,046
                                                                --------   -------
     Total investments........................................    73,396    66,115
Cash and cash equivalents.....................................       761       487
Deferred policy acquisition costs.............................     3,429     4,041
Interest in annuity contracts.................................     5,454     4,858
Amounts recoverable from reinsurer
  Affiliated..................................................     7,095     6,684
  Unaffiliated................................................       255       243
Other assets..................................................     1,121       966
Separate account assets.......................................    18,759    16,089
                                                                --------   -------
     Total assets.............................................  $110,270   $99,483
                                                                ========   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $ 60,656   $56,268
Future policy benefits........................................     6,937     5,292
Policy claims.................................................       231       237
Obligations under structured settlement agreements............     5,454     4,858
Amounts payable to reinsurer
  Affiliated..................................................     6,148     5,906
  Unaffiliated................................................        37        35
Other liabilities.............................................     2,688     2,978
Separate account liabilities..................................    18,759    16,089
                                                                --------   -------
     Total liabilities........................................   100,910    91,663
                                                                --------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................        25        25
Additional paid in capital....................................     3,628     3,628
Accumulated other comprehensive income........................     1,000       111
Retained earnings.............................................     4,707     4,056
                                                                --------   -------
     Total stockholder's equity...............................     9,360     7,820
                                                                --------   -------
     Total liabilities and stockholder's equity...............  $110,270   $99,483
                                                                ========   =======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009     2008
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,892   $1,797   $1,374
  Fees-universal life and annuity policies................     731      635      619
  Net investment income...................................   3,567    3,265    2,755
  Net investment gains (losses)
     Total other-than-temporary impairments on fixed
       maturity securities................................    (172)    (397)    (331)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................      57      241       --
  All other net investment gains (losses), net............     124       71      (75)
                                                            ------   ------   ------
     Total net investment gains (losses)..................       9      (85)    (406)
  Net revenue from reinsurance............................     218      145      206
  Other income............................................      47       41       35
                                                            ------   ------   ------
     Total revenues.......................................   6,464    5,798    4,583
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,217    2,068    2,141
  Increase in liabilities for future policy benefits......   1,467    1,480    1,225
  Policyholder benefits...................................     674      502      349
  Operating expenses......................................   1,247      954      900
                                                            ------   ------   ------
     Total expenses.......................................   5,605    5,004    4,615
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     859      794      (32)
  Income tax expense (benefit)............................     208      260      (63)
                                                            ------   ------   ------
NET INCOME................................................  $  651   $  534   $   31
                                                            ======   ======   ======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (IN MILLIONS)





                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2008......    $25       $1,410         $    95           $ --         $3,443       $ 4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
                                                                                                         -------
     Cumulative effect of change
       in accounting principle,
       net of related offsets
       and income tax...........                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....     25        3,628             183            (72)         4,056         7,820
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               651           651
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                 875             14                          889
                                                                                                         -------
  Other comprehensive income....                                                                             889
                                                                                                         -------
Total comprehensive income......                                                                           1,540
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2010....    $25       $3,628         $ 1,058           $(58)        $4,707       $ 9,360
                                    ===       ======         =======           ====         ======       =======






The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS





                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2010       2009       2008
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    651   $    534   $     31
  Adjustments to reconcile net income to net cash (used
     in) provided by operating activities:
     Depreciation and amortization......................        (8)       (26)        10
     Net capitalization of deferred policy acquisition
       costs............................................       (83)      (403)      (324)
     Universal life and annuity fees....................      (570)      (529)      (489)
     Interest credited to policyholders' account
       balances.........................................     2,217      2,068      2,141
     Net investment (gains) losses......................        (9)        85        406
     Equity in earnings of limited partnerships.........       (22)       (25)        65
     Deferred income taxes..............................        72         53        104
     Net revenue from intercompany reinsurance..........        (1)       (35)       (74)
     Net change in unearned revenue liability...........        36         42         36
     Changes in:
       Other assets and other liabilities...............      (225)        34         23
       Reinsurance recoverables (payables)..............       (52)        12         38
       Policy claims....................................        (6)        44         10
       Future policy benefits...........................     1,476      1,482      1,233
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,476      3,336      3,210
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    24,722     19,826     16,084
     Maturity of available-for-sale fixed maturities....     1,573      1,176      1,217
     Sale of equity securities..........................        40      1,526         51
     Repayment of mortgage loans........................       996        625        491
     Sale of other investments..........................       746        109        129
     Sale of trading securities.........................        22         16         17
     Securities purchased under agreements to resell....        26         13        497
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,524)   (31,912)   (23,354)
     Equity securities acquired.........................       (11)      (369)      (241)
     Cash collateral paid on derivatives................        --         13        (12)
     Mortgage loans acquired............................    (1,055)      (803)      (936)
     Acquisition of other investments...................      (997)      (633)      (994)
     Acquisition of trading securities..................       (73)        --        (10)
  Policy loans (net)....................................       (18)       (57)       (47)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (5,553)   (10,470)    (7,108)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     7,756     10,396      9,509
     Withdrawals........................................    (4,467)    (4,415)    (4,973)
     Net transfers to the separate accounts.............      (567)       (29)      (307)
  (Decrease) increase in loaned securities..............        --       (736)      (460)
  Securities sold under agreements to repurchase (net)..      (353)       499         34
  Net (paydowns) proceeds from debt.....................       (52)        65         --
  Change in book and bank overdrafts....................        17        (22)        29
  Cash collateral received on derivatives...............        14         79         69
  Cash contribution from parent.........................        --        877         11
                                                          --------   --------   --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES........     2,348      6,714      3,912
                                                          --------   --------   --------
Effect of exchange rate changes on cash and cash
  equivalents...........................................         3         --         --
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       274       (420)        14
Cash and cash equivalents, beginning of year............       487        907        893
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    761   $    487   $    907
                                                          ========   ========   ========





The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2010, 2009 AND 2008


NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency ("U.S. Life") and Retirement Income Security ("RIS"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware State Insurance Department ("the Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note
17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security's cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors ("non-credit loss") would be recognized in other comprehensive income ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     For the non-agency residential mortgage-backed security ("RMBS") portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company's RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company's ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company's historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios ("LTV") of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

     For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

     In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan's measurement effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

     At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains or losses on sales are generally computed using the specific identification method.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE's primary beneficiary, it is required to consolidate the VIE.

     In June 2009, the Financial Accounting Standards Board ("FASB") amended the consolidation guidance for VIEs (see Note 3 -- Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

     This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  INTANGIBLE ASSETS

     An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset's carrying value over its fair value.

     Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

     All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

     The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 -- Policyholders' Liabilities).

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

     The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  POLICY CLAIMS

     The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

  DEBT

     Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note
15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC") and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company's structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its U.S. Life and RIS businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 -- Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

     In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance, effective

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



January 1, 2011, is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective July 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 -- Fair Value Measurements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

     In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE"). The Company's adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("non-credit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.


                                                   2010                  2009
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 2,609    $ 2,665    $ 1,754    $ 1,788
Due after one year through five years....    14,651     15,456     13,799     14,367
Due after five years through ten years...    12,127     12,903     11,712     12,045
Due after ten years......................     5,548      5,855      5,057      5,141
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................     1,187      1,243        816        835
  Other mortgage-backed securities.......    22,169     22,535     20,835     20,163
  Other asset-backed securities..........     3,703      3,711      2,957      2,899
Redeemable preferred securities..........         6          6          9         10
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $62,000    $64,374    $56,939    $57,248
                                            =======    =======    =======    =======




     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):


                                                              2010
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 2,886      $   83        $ 23        $ 2,946     $  --
U.S. Agencies, state and
  municipal......................     1,217          32          17          1,232        --
Foreign governments..............       750          79           1            828        --
U.S. Corporate...................    24,389       1,562         107         25,844        --
Foreign corporate................     6,880         437          45          7,272        --
Residential mortgage-backed
  securities.....................    17,291         590         499         17,382      (146)
Commercial mortgage-backed
  securities.....................     4,878         300          25          5,153        --
Asset-backed securities(2).......     3,703          71          63          3,711       (12)
Redeemable preferred securities..         6          --          --              6        --
                                    -------      ------        ----        -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $62,000      $3,154        $780        $64,374     $(158)
                                    =======      ======        ====        =======     =====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. Agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. Corporate...................    22,584       1,021          256        23,349        --
Foreign corporate................     6,073         305           57         6,321        --
Residential mortgage-backed
  securities.....................    15,765         350          857        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          93          258         4,905        (5)
Asset-backed securities(2).......     2,957          54          112         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,931       $1,622       $57,248     $(218)
                                    =======      ======       ======       =======     =====






--------


(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.





(2)  Includes auto loans, credit cards, education loans and other asset types.


     At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

  EQUITY SECURITIES -- UNAFFILIATED

     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):


                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2010.......................................   $13       $11          $ 1          $23
2009.......................................   $36       $ 9          $--          $45



  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):


                                                      2010               2009
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,853     31.9%   $1,736     30.0%
  Retail facilities...........................    1,217     21.0%    1,182     20.5%
  Industrial..................................    1,185     20.4%    1,111     19.2%
  Apartment buildings.........................      938     16.2%      853     14.8%
  Residential.................................      563      9.7%      840     14.5%
  Other.......................................       49      0.8%       57      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  South Atlantic..............................   $1,516     26.1%   $1,410     24.4%
  Central.....................................    1,499     25.8%    1,511     26.1%
  Pacific.....................................    1,381     23.8%    1,386     24.0%
  Middle Atlantic.............................    1,154     19.9%    1,176     20.4%
  New England.................................      255      4.4%      296      5.1%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====




     The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):


                                                                                         RECORDED
                                                                            TOTAL    MORTGAGE LOANS >   NON-ACCRUAL
                          30-59   60-89    90 DAYS     TOTAL              MORTGAGE        90 DAYS         MORTGAGE
                           DAYS    DAYS   AND OVER   PAST DUE   CURRENT     LOANS        ACCRUING          LOANS
                          -----   -----   --------   --------   -------   --------   ----------------   -----------
PROPERTY TYPE:
  Office buildings......   $--     $--       $--        $--      $1,865    $1,865           $--             $--
  Retail facilities.....    --      --        --         --       1,225     1,225            --              --
  Industrial............    --      --        --         --       1,193     1,193            --              --
  Apartment buildings...    --      --        --         --         947       947            --              --
  Residential...........    --      --         9          9         562       571            --               9
  Other.................    --      --        --         --          50        50            --              --
                           ---     ---       ---        ---      ------    ------           ---             ---
     TOTAL..............   $--     $--       $ 9        $ 9      $5,842    $5,851           $--             $ 9
                           ===     ===       ===        ===      ======    ======           ===             ===




     As discussed in Note 2 -- Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

ALLOWANCE FOR CREDIT LOSSES:                      RESIDENTIAL   COMMERCIAL    TOTAL
----------------------------                      -----------   ----------   ------
Beginning balance...............................      $ 10        $   44     $   54
  Charge-offs...................................        (1)            8          7
  Recoveries....................................        (1)          (14)       (15)
                                                      ----        ------     ------
Ending Balance..................................      $  8        $   38     $   46
                                                      ====        ======     ======
ENDING BALANCE
Individually evaluated for impairment
  (specific)....................................      $  3        $    4     $    7
Collectively evaluated for impairment
  (general).....................................      $  5        $   34     $   39
MORTGAGE LOANS:
Ending balance (recorded investment):
Individually evaluated for impairment
  (specific)....................................      $ 11        $   36     $   47
Collectively evaluated for impairment
  (general).....................................      $560        $5,244     $5,804


     As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

     The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company's mortgage loans are as follows (in millions):


------------------------------------------------------------------------------------------------------------
                                OFFICE      RETAIL                  APARTMENT
                              BUILDINGS   FACILITIES   INDUSTRIAL   BUILDINGS   RESIDENTIAL   OTHER    TOTAL
                              ---------   ----------   ----------   ---------   -----------   -----   ------
above 95%...................    $   25      $   --       $   11        $ 34         $  4       $--    $   74
91% to 95%..................        49          21           18          78            2        --       168
81% to 90%..................       274          89          352         109            7        28       859
71% to 80%..................       198         154          129         252           41        --       774
below 70%...................     1,307         953          675         465          509        21     3,930
                                ------      ------       ------        ----         ----       ---    ------
  Total.....................    $1,853      $1,217       $1,185        $938         $563       $49    $5,805
                                ======      ======       ======        ====         ====       ===    ======




     As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):


                               RECORDED    UNPAID PRINCIPAL    RELATED    AVERAGE RECORDED   INTEREST INCOME
                              INVESTMENT        BALANCE       ALLOWANCE      INVESTMENT         RECOGNIZED
                              ----------   ----------------   ---------   ----------------   ---------------
WITH RELATED ALLOWANCE:
  Office Buildings..........      $ 6             $ 7            $ 1             $36                $*
  Apartment Building........       15              17              2              15                 1
  Residential...............        7              11              4               8                  *
  Industrial................       11              11             --              11                 1
                                  ---             ---            ---             ---                --
     Total..................      $39             $46            $ 7             $70                $2
                                  ===             ===            ===             ===                ==
  Commercial................      $32             $35            $ 3             $62                $2
                                  ===             ===            ===             ===                ==
  Residential...............      $ 7             $11            $ 4             $ 8                  *
                                  ===             ===            ===             ===                ==




--------

*    Amounts less than $1 million

     At December 31, 2010, the Company did not have any impaired loans without a related allowance.

     The Company did not have any loan modifications in 2010 and 2009.

  INVESTMENTS IN AFFILIATES

                                                              2010    2009
                                                             ------   ----
New York Life Short Term Fund..............................  $  509   $968
Madison Capital Funding LLC Loan Agreement.................     533     --
Other......................................................       5      5
                                                             ------   ----
  TOTAL INVESTMENTS IN AFFILIATES..........................  $1,047   $973
                                                             ======   ====



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     The Madison Capital Funding LLC ("MCF") Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Other is related to promissory notes from MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):


                                                             2010     2009
                                                            ------   ------
Limited partnerships/Limited liability companies..........  $  526   $  312
Collateralized third-party loans..........................     273      351
Derivatives...............................................     211      230
Investment, at fair value, of consolidated investment
  company.................................................      --      137
Other invested assets.....................................      70       16
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $1,080   $1,046
                                                            ======   ======




     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

     Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company's collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 -- Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

     There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

  VIES

  Consolidated VIE

     At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2010   2009
                                                               ----   ----
Cash.........................................................   $ 4    $14
                                                                ---    ---
Other investments*...........................................    41     38
                                                                ---    ---
  TOTAL ASSETS...............................................   $45    $52
                                                                ===    ===
Other liabilities............................................     5     14
                                                                ---    ---
  TOTAL LIABILITIES..........................................   $ 5    $14
                                                                ===    ===



--------

*    Included in Limited partnerships/Limited liability companies

  Unconsolidated VIEs

     In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

     In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company's maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as "other investments" and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

     These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 -- Investments.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fixed maturity securities...........................  $3,171   $2,869   $2,458
Equity securities...................................       1       18        6
Mortgage loans......................................     352      338      316
Policy loans........................................      56       54       52
Other investments...................................      65       45        1
                                                      ------   ------   ------
  Gross investment income...........................   3,645    3,324    2,833
Investment expenses.................................     (78)     (59)     (78)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,567   $3,265   $2,755
                                                      ======   ======   ======



     For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

                                                        2010    2009    2008
                                                       -----   -----   -----
Fixed maturity securities
  Total OTTI losses..................................  $(172)  $(397)  $(331)
  Portion of OTTI loss recognized in OCI.............     57     241      --
                                                       -----   -----   -----
  Net OTTI losses on fixed maturities recognized in
     earnings........................................   (115)   (156)   (331)
  All other gains (losses)...........................    221      33     (73)
                                                       -----   -----   -----
Fixed maturity securities, net.......................    106    (123)   (404)
Equity securities....................................      5      98      (8)
Mortgage loans.......................................    (13)    (52)     (4)
Derivative instruments...............................   (109)      6      11
Other................................................     20     (14)     (1)
                                                       -----   -----   -----
  NET INVESTMENT LOSSES..............................  $   9   $ (85)  $(406)
                                                       =====   =====   =====



     The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

     Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

     Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):


                                                                  2010
                                    ----------------------------------------------------------------
                                                            GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    -------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                     VALUE     LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    ------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  555      $ 22      $    2      $  1      $   557      $ 23
  U.S. agencies, state and
     municipal....................     401        17          --        --          401        17
  Foreign governments.............      24         1           1          *          25         1
  U.S. corporate..................   2,212        70         508        37        2,720       107
  Foreign corporate...............     819        35         120        10          939        45
  Residential mortgage-backed
     securities...................   2,981       102       1,689       397        4,670       499
  Commercial mortgage-backed
     securities...................      87         2         222        23          309        25
  Asset-backed securities.........     650         6         227        57          877        63
                                    ------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   7,729       255       2,769       525       10,498       780
                                    ------      ----      ------      ----      -------      ----
EQUITIES
  Common stock....................       2         1            *         *           2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       2         1          --        --            2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL...........................  $7,731      $256      $2,769      $525      $10,500      $781
                                    ======      ====      ======      ====      =======      ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12         GREATER THAN 12
                                         MONTHS(1)               MONTHS                 TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 1,880      $ 68      $   13     $    1     $ 1,893     $   69
  U.S. agencies, state and
     municipal...................      193         3          30          6         223          9
  Foreign governments............       61         1          18          3          79          4
  U.S. corporate.................    2,918        57       2,677        199       5,595        256
  Foreign corporate..............      714        15         550         42       1,264         57
  Residential mortgage-backed
     securities..................    5,191       341       1,892        516       7,083        857
  Commercial mortgage-backed
     securities..................      548        12       2,087        246       2,635        258
  Asset-backed securities........      535        31         395         81         930        112
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   12,040       528       7,662      1,094      19,702      1,622
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $12,043      $528      $7,662     $1,094     $19,705     $1,622
                                   =======      ====      ======     ======     =======     ======






--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

     At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

     At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company's total fixed maturity securities' unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company's total fixed maturities unrealized losses at December 31, 2010.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts ("REITs") ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage -- backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.


     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.


  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):



                                                       2010     2009     2008
                                                      ------   -----   -------
Fixed maturity securities, available for sale-all
  other.............................................  $2,525   $ 488   $(4,225)
Fixed maturity securities on which an OTTI loss has
  been recognized...................................    (151)   (179)       --
                                                      ------   -----   -------
  Total fixed maturity securities...................   2,374     309    (4,225)
Equity securities, available for sale...............      10      11        37
Derivatives designed as cash flow hedges............     (12)    (10)       33
Other investments...................................       1      (2)       (3)
                                                      ------   -----   -------
  Subtotal..........................................   2,373     308    (4,158)
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits.......................................      14       4       (56)
  Other assets (sales inducements)..................     (17)     (5)       55
  Deferred policy acquisition costs.................    (832)   (137)      871
  Deferred taxes....................................    (538)    (59)    1,151
                                                      ------   -----   -------
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS........  $1,000   $ 111   $(2,137)
                                                      ======   =====   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):


NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED





                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)    DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                              ON INVESTMENTS   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                              --------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2008..       $  --              $--              $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009...........         (17)               4               --              --               5              (8)
Net investment gains
  (losses) on investments
  arising during the
  period....................        (238)              --               --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income....         253               --               --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........        (177)              --               --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               63                2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (2)              1              (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2009..       $(179)             $67              $ 2             $(2)           $ 40           $ (72)
                                   =====              ===              ===             ===            ====           =====
Net investment gains
  (losses) on investments
  arising during the
  period....................          86               --               --              --             (30)             56
Reclassification adjustment
  for (gains) losses
  included in net income....          18               --               --              --              (6)             12
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........         (76)              --               --              --              27             (49)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               (4)              (1)             --               1              (4)
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (1)               *             (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2010..       $(151)             $63              $ 1             $(3)           $ 32           $ (58)
                                   =====              ===              ===             ===            ====           =====




--------


(*)  Amounts less than $1 million





(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI



                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2007....................       $   177             $   (41)           $  1           $  9          $   (51)        $    95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --              --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --              --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912              54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --            (65)              23             (42)
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871              55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17               1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --              --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --              --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --              --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)            (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             63              (22)             41
                                 -------             -------            ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2009....................           487                (204)             (7)             6              (99)            183
Net investment gains
  (losses) on investments
  arising during the
  period..................         2,080                  --              --             --             (728)          1,352
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (119)                 --              --             --               42             (77)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............            77                  --              --             --              (27)             50
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                (692)            (11)            --              246            (457)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             11               (4)              7
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2010....................       $ 2,525             $  (896)           $(18)          $ 17          $  (570)        $ 1,058
                                 =======             =======            ====           ====          =======         =======






--------


(1)  Includes cash flow hedges. See Note 12 for information on cash flow hedges.





(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.


     The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

                                                              2010   2009
                                                              ----   ----
BALANCE AT BEGINNING OF YEAR................................  $130   $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle.....................    --     47
  Credit loss impairment recognized in the current period on
     securities previously not impaired.....................    50     24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.......    29     68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which matured, were paid down, prepaid or
     sold during the period.................................     8      9
                                                              ----   ----
BALANCE AT END OF YEAR......................................  $201   $130
                                                              ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2010 and 2009 were as follows (in millions):

                                                            2010      2009
                                                          -------   -------
Deferred annuities......................................  $37,677   $35,157
Universal life contracts................................   21,642    19,893
Annuities certain.......................................      424       295
Supplementary contracts without life contingencies......      357       338
Unearned revenue liability..............................      334       350
Guaranteed minimum accumulation benefit.................      222       235
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $60,656   $56,268
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2010 and 2009, of the total policyholders' account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:



PRODUCT                     INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                     ---------------   -----------------------------------------------
Deferred annuities........  1.00% to 10.00%   Surrender charges 0% to 10% for up to 10 years.
Annuities certain.........  0.50% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..  2.73% to 10.00%   Various up to 19 years.
Supplementary contracts
  without life
  contingencies...........  1.50% to 3.50%    No surrender or withdrawal charges.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  902   $  775
  Other life..............................................     129      102
                                                            ------   ------
       Total life insurance...............................   1,031      877
Individual and group payout annuities.....................   5,867    4,369
Other contract liabilities................................      39       46
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $6,937   $5,292
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:



PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% to 7.50%          Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         3.94% to 9.50%          Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:


          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).



          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):




                                                                  2010
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)           (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $5,737            $3,103           $12,165
Net amount at risk......................       $   67            $   62           $   519
Average attained age of contract
  holders...............................           57                56                61







                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61



     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2008...........................  $ 42   $ 72    $114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
Balance at December 31, 2009.........................    44    235     279
  Incurred guarantee benefits........................     5    (12)     (7)
  Paid guarantee benefits............................   (11)    (1)    (12)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2010.........................  $ 38   $222    $260
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

     - Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

     - Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

     - Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

     The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2010               2009
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate account:
  Equity....................................  $ 8,523   $1,826   $ 7,383   $1,374
  Fixed income..............................    3,412      635     2,970      462
  Balanced..................................    2,427      463     2,007      287
General account.............................    3,540      179     3,534      160
                                              -------   ------   -------   ------
     TOTAL..................................  $17,902   $3,103   $15,894   $2,283
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

                                                           2010   2009   2008
                                                           ----   ----   ----
Beginning balance........................................   $45    $41    $29
Net liability increase...................................    23      4     12
                                                            ---    ---    ---
ENDING BALANCE...........................................   $68    $45    $41
                                                            ===    ===    ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

     See Note 6 -- Policyholders' Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):


                                                      2010      2009     2008
                                                     ------   -------   ------
Balance at beginning of year.......................  $4,041   $ 4,667   $3,431
  Current year additions...........................     640       715      673
  Amortized during year............................    (557)     (312)    (349)
                                                     ------   -------   ------
  Balance at end of year before related
     adjustments...................................   4,124     5,070    3,755
  Adjustment for change in unrealized investment
     (gains)/losses................................    (695)   (1,029)     912
                                                     ------   -------   ------
  BALANCE AT END OF YEAR...........................  $3,429   $ 4,041   $4,667
                                                     ======   =======   ======




  SALES INDUCEMENTS

     Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):


                                                         2010   2009   2008
                                                         ----   ----   ----
Balance at beginning of year...........................  $313   $331   $272
  Current year additions...............................   103     64     64
  Amortized during year................................   (50)   (21)   (59)
                                                         ----   ----   ----
  Balance at end of year before related adjustments....   366    374    277
  Adjustment for change in unrealized investment
     (gains)/losses....................................   (12)   (61)    54
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $354   $313   $331
                                                         ====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 9 -- INCOME TAXES

     A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):



                                                        2010   2009    2008
                                                        ----   ----   -----
Current:
  Federal.............................................  $133   $206   $(167)
  State and local.....................................     3      1      --
                                                        ----   ----   -----
                                                         136    207    (167)
Deferred:
  Federal.............................................    72     53     104
                                                        ----   ----   -----
TOTAL INCOME TAX EXPENSE (BENEFIT)....................  $208   $260   $ (63)
                                                        ====   ====   =====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

                                                         2010   2009    2008
                                                         ----   ----   -----
Statutory federal income tax rate......................  35.0%  35.0%   35.0%
Tax exempt income......................................  (3.5)% (1.1)% 149.4%
Uncertain tax position.................................  (5.6)%  0.2%   (7.5)%
Investment credits.....................................  (1.7)% (0.8)%  14.8%
Other..................................................   0.0%  (0.5)%   4.5%
                                                         ----   ----   -----
EFFECTIVE TAX RATE.....................................  24.2%  32.8%  196.2%
                                                         ====   ====   =====



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  623   $  696
  Employee and agents benefits............................      61       66
  Other...................................................      11       12
                                                            ------   ------
     Gross deferred tax assets............................     695      774
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................     928    1,146
  Investments.............................................     787       97
  Other...................................................       1        1
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,716    1,244
                                                            ------   ------
       NET DEFERRED TAX LIABILITY.........................  $1,021   $  470
                                                            ======   ======



     The Company has no net operating or capital loss carryforwards.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):




                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2010   2009   2008
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $117   $107
Reductions for tax positions of prior years............    --     (9)    (1)
Additions for tax positions of current year............     1      9     24
Settlements with tax authorities.......................   (49)    --    (13)
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $ 69   $117   $117
                                                         ====   ====   ====




     As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company's total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  293   $  283   $  305
Net revenue from reinsurance........................  $  216   $  143   $  211
Policyholders' benefits ceded.......................  $  116   $  132   $   95
Amounts recoverable from reinsurer..................  $6,193   $5,909   $5,692
Amounts payable to reinsurer........................  $6,146   $5,905   $5,653
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $902   $775   $702
Premiums ceded.........................................  $ 68   $ 68   $ 74
Benefits ceded.........................................  $ 42   $ 32   $367

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):



                                                       2010     2009     2008
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,961   $1,865   $1,447
  Assumed...........................................       2        2        2
  Ceded.............................................     (71)     (70)     (75)
                                                      ------   ------   ------
Net premiums........................................  $1,892   $1,797   $1,374
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  572   $  542   $  539
Net revenue from reinsurance........................  $  218   $  145   $  206
Policyholders' benefits ceded.......................  $  410   $  384   $  704
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   15   $   16
Amounts recoverable from reinsurer:
  Affiliated........................................  $7,095   $6,684   $6,394
  Unaffiliated......................................  $  255   $  243   $  210
Amounts payable to reinsurer:
  Affiliated........................................  $6,148   $5,906   $5,653
  Unaffiliated......................................  $   37   $   35   $   33
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


NOTE 11 -- DEBT

     Debt consisted of the following at December 31, 2010 and 2009 (in millions):

                                                               2010   2009
                                                               ----   ----
RECOURSE DEBT
  Payable to Capital Corporation.............................   $10    $51
  Other......................................................     5      5
                                                                ---    ---
     Total recourse debt.....................................    15     56
                                                                ---    ---
NON-RECOURSE DEBT
  Other......................................................     5     14
                                                                ---    ---
     Total non-recourse debt.................................     5     14
                                                                ---    ---
TOTAL DEBT...................................................   $20    $70
                                                                ===    ===



  RECOURSE DEBT

     At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

  NON-RECOURSE DEBT

     At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 -- Investments.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

     The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.




                                              DECEMBER 31, 2010                          DECEMBER 31, 2009
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(1)            VOLUME            FAIR VALUE(1)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  8      $--       $    37        2       $  6      $--
  Currency swaps.....  Currency        203       13           *      19           218       14          1       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  240       15          8       19           255       16          7       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        249       37         13        9           292       42         18        7
  Interest rate
     options.........  Interest     17,760       56         58       --        19,475       47        100       --
  Swaptions..........  Interest      6,781       31         62       --            --       --         --       --
  Corridor options...  Interest     18,650      166         27       --        20,725      184         74       --
  Currency swaps.....  Currency         72        3          1        3            --       --         --       --
  Currency forwards..  Currency         34       12          1         *             *       2         --         *
  Equity options.....  Market          275       25         40       --           844       35         31       --
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --         *           12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --         *
  Average call rate
     spread..........  Interest         17        2         --        1            --       --         --       --
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               43,851      336        202       13        41,349      314        223        8
                                   -------      ---       ----      ---       -------      ---       ----      ---
  ACCRUED INVESTMENT
     INCOME..........                   --       --         --       --            --       --           *      --
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $44,091      351       $210      $32       $41,604      330       $230      $24
                                   =======      ===       ====      ===       =======      ===       ====      ===






--------


*    Amounts are less than $1 million.





(1) The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):




                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(1)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED 12/31/2010:
Interest rate contracts........              $ 10                  $ 8           $  1                 $--
Currency contracts.............               (12)                  (7)            (2)                 --
                                             ----                  ---           ----                 ---
Total..........................              $ (2)                 $ 1           $ (1)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2009:
Interest rate contracts........              $(20)                 $ 4           $ (1)                $--
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2008:
Interest rate contracts........              $ 21                  $--           $ --                 $--
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===




--------


(1) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.


     In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):




                                                          2010   2009   2008
                                                          ----   ----   ----
Balance, beginning of year..............................  $(10)  $ 33   $ (2)
(Losses) gains deferred in OCI on the effective portion
  of cash flow hedges...................................    (2)   (52)    45
Losses (gains) reclassified to net income...............    --      9    (10)
                                                          ----   ----   ----
Balance, end of year....................................  $(12)  $(10)  $ 33
                                                          ====   ====   ====



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):




                                                            AMOUNT OF GAIN
                                                          (LOSS) RECOGNIZED
                                                              IN INCOME
                                                          ON DERIVATIVES(1)
                                                         -------------------
                                                          2010   2009   2008
                                                         -----   ----   ----
Interest rate swaps....................................  $  (6)  $ 13    $--
Swaptions..............................................     11     --     --
Interest rate caps.....................................    (55)     1     --
Currency swaps.........................................     (2)    --     --
Corridor options.......................................    (47)    56    (30)
Currency forwards......................................      2     (1)    --
Equity options.........................................     (6)   (53)    44
Futures................................................    (32)   (16)    --
Bond forwards..........................................     25     --     --
Credit default swaps
  CDS -- buy protection................................       *    (1)    (1)
  CDS -- sell protection...............................       *      *    (1)
                                                         -----   ----    ---
Total..................................................  $(110)  $ (1)   $12
                                                         =====   ====    ===






--------


*    Recognized loss is less than $1 million.





(1) The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.


     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2010 and 2009 (in millions):




                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2010   2009
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(1).................................  Amounts recoverable from reinsurers   $ 48   $  5
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(1)............................  Policyholders' account balances       $222   $235



--------


(1) For further information on these embedded derivatives refer to Note 15 -- Fair Value Measurements.


     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):



                                                          2010   2009   2008
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ 43    $(4)  $  6
Interest credited to policyholders' account balances....  $(25)   $90)  $236


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

  GUARANTEES

     The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company's financial position.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

     At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

     On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

     During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the "MCF Loan Agreement"). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company's statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life's statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders' account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2010 and 2009, the Company recorded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:


LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs.
         Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):



                                                                      2010
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $               $ 2,940        $    6      $ 2,946
  U.S. agencies, state and municipal......            --           1,222            10        1,232
  Foreign governments.....................            --             817            11          828
  U.S. corporate..........................            --          25,710           134       25,844
  Foreign corporate.......................            --           7,190            82        7,272
  Residential mortgage-backed securities..            --          16,282         1,100       17,382
  Commercial mortgage-backed securities...            --           5,150             3        5,153
  Asset-backed securities.................            --           3,147           564        3,711
  Redeemable preferred stock..............            --               6            --            6
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          62,464         1,910       64,374
                                                 -------         -------        ------      -------
Fixed maturities -- Trading
  Foreign governments.....................            --               1            --            1
  Asset-backed securities.................            --              76            19           95
                                                 -------         -------        ------      -------
Total fixed maturities -- Trading.........            --              77            19           96
                                                 -------         -------        ------      -------
Equity securities:
  Common stock............................            15              --             6           21
  Non-redeemable preferred stock..........            --               2             3            5
                                                 -------         -------        ------      -------
Total equity securities...................            15               2             9           26
                                                 -------         -------        ------      -------
Derivative assets (including embedded)....            --             211            --          211
Securities purchased under agreements to
  resell..................................            --             146            --          146
Cash and cash equivalents.................             9             730            --          739
Amounts recoverable from reinsurers.......            --              --            48           48
Separate account assets(1)................        18,336             309           114       18,759
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $18,360         $63,939        $2,100      $84,399
                                                 =======         =======        ======      =======
Policyholders' account balances(2)........            --              --           222          222
Derivative liabilities....................            --              32             1           33
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $    --         $    32        $  223      $   255
                                                 =======         =======        ======      =======






--------


(1) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).



(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)





                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Redeemable preferred stock..............            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          55,434         1,814       57,248
                                                 -------         -------        ------      -------
Fixed maturities -- Trading...............            --              21            22           43
Equity securities:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities...................            40               3             4           47
                                                 -------         -------        ------      -------
Derivative assets (including
  embedded)(1)............................            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Investment, at fair value, of consolidated
  investment company......................            --             137            --          137
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets(2)................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,644        $1,895      $74,407
                                                 =======         =======        ======      =======
Policyholders' account balances(3)........            --              --           235          235
Derivative liabilities....................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======






--------


(1)  Includes less than $1 million derivative investment income due and accrued.





(2) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).





(3) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS

     Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company's policy is to assume the transfer occurs at the beginning of the period.

  TRANSFERS BETWEEN LEVELS 1 AND 2

     Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

     During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO AND OUT OF LEVEL 3

     The Company's basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

     Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

     Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):


                                                                    2010
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 8           $--          $ 25         $142       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains
          (losses)..................        --            --            --           (2)        (13)
       Net investment income(1).....        --            --            --           --          --
       Net revenue from
          reinsurance...............        --            --            --           --          --
       Interest credited to
          policyholders' account
          balances..................        --            --            --           --          --
     Other comprehensive income.....         1            --            --            5          (2)
  Purchases, sales, issuances and
     settlements....................        (3)           10            11           15         (75)
  Transfers into Level 3(2).........        --            --            --           25          69
  Transfers (out of) Level 3(2).....        --            --           (25)         (51)       (225)
                                           ---           ---          ----         ----       -----
FAIR VALUE, END OF YEAR.............       $ 6           $10          $ 11         $134       $  82
                                           ===           ===          ====         ====       =====






                                      RESIDENTIAL   COMMERCIAL                   TOTA FIXED      ASSET-
                                       MORTGAGE-     MORTGAGE-                  MATURITIES-      BACKED
                                         BACKED       BACKED     ASSET-BACKED    AVAILABLE-   SECURITIES-
                                       SECURITIES   SECURITIES    SECURITIES      FOR-SALE      TRADING
                                      -----------   ----------   ------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......    $   775        $ 26          $ 510         $1,814         $22
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment gains (losses)..         --          --             (6)           (21)         --
     Net investment income(1).......         20          --              2             22          --
     Net revenue from reinsurance...         --          --             --             --          --
     Interest credited to
       policyholders' account
       balances.....................         --          --             --             --          --
     Other comprehensive income.....         23           4             30             61          --
  Purchases, sales, issuances and
     settlements....................        331         (23)           160            426          (1)
  Transfers into Level 3(2).........        139           1              2            236          --
  Transfers (out of) Level 3(2).....       (188)         (5)          (134)          (628)         (2)
                                        -------        ----          -----         ------         ---
FAIR VALUE, END OF YEAR.............    $ 1,100        $  3          $ 564         $1,910         $19
                                        =======        ====          =====         ======         ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                    2010
                                        -----------------------------------------------------------
                                                    NON-                   DERIVATIVE     AMOUNTS
                                                 REDEEMABLE      TOTAL       ASSETS     RECOVERABLE
                                        COMMON    PREFERRED     EQUITY     (INCLUDING       FROM
                                         STOCK      STOCK     SECURITIES    EMBEDDED)    REINSURERS
                                        ------   ----------   ----------   ----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.........    $ 4        $--          $ 4          $ 1          $  5
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)..      2         --            2           --            --
       Net investment income(1).......     --         --           --           --            --
       Net revenue from reinsurance...     --         --           --           --            43
       Interest credited to
          policyholders' account
          balances....................     --         --                        --            --
     Other comprehensive income.......     (1)         3            2           (1)           --
  Purchases, sales, issuances and
     settlements......................      1         --            1           --            --
  Transfers into Level 3(2)...........     --         --           --           --            --
  Transfers (out of) Level 3(2).......     --         --           --           --            --
                                          ---        ---          ---          ---          ----
FAIR VALUE, END OF YEAR...............    $ 6        $ 3          $ 9          $--          $ 48
                                          ===        ===          ===          ===          ====






                                         SEPARATE            POLICYHOLDERS'
                                          ACCOUNT    TOTAL       ACCOUNT       DERIVATIVE      TOTAL
                                          ASSETS    ASSETS      BALANCES      LIABILITIES   LIABILITIES
                                         --------   ------   --------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........    $ 49     $1,895        $ 235           $--           $235
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)...      --        (19)          --             1              1
       Net investment income(1)........      --         22           --            --             --
       Net revenue from reinsurance....      --         43           --            --             --
       Interest credited to
          policyholders' account
          balances.....................      --         --          (25)           --             --
     Other comprehensive income........       4         66           --            --             --
  Purchases, sales, issuances and
     settlements.......................      27        453           12            --             12
  Transfers into Level 3(2)............      34        270           --            --             --
  Transfers (out of) Level 3(2)........      --       (630)          --            --             --
                                           ----     ------        -----           ---           ----
FAIR VALUE, END OF YEAR................    $114     $2,100        $ 222           $ 1           $223
                                           ====     ======        =====           ===           ====






--------


(1) Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.





(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                    2009
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 5           $ 3          $ 9         $ 300       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)
          gains.....................        --            --           --           (11)        (12)
       Net investment income(1).....        --            --           --            --          --
       Net revenue from
          reinsurance...............        --            --           --            --          --
       Interest credited to
          policyholders' account
          balances..................        --            --           --            --          --
     Other comprehensive income.....        (1)           --           --            40          47
  Purchases, sales, issuances and
     settlements....................         9            --           25           (39)        118
  Transfers into (out of) Level
     3(2)...........................        (5)           (3)          (9)         (148)       (153)
                                           ---           ---          ---         -----       -----
FAIR VALUE, END OF YEAR.............       $ 8           $--          $25         $ 142       $ 328
                                           ===           ===          ===         =====       =====






                                         RESIDENTIAL   COMMERCIAL                   FIXED
                                          MORTGAGE-     MORTGAGE-     ASSET-      MATURITY
                                            BACKED       BACKED       BACKED       TRADING    COMMON
                                          SECURITIES   SECURITIES   SECURITIES   SECURITIES    STOCK
                                         -----------   ----------   ----------   ----------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........     $ 609          $13         $ 503         $36        $ 1
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...         1            1             2          (3)        --
       Net investment income(1)........        --           --             1           3         --
       Net revenue from reinsurance....        --           --            --          --         --
       Interest credited to
          policyholders' account
          balances.....................        --           --            --          --         --
     Other comprehensive income........         1           --            (6)         --          2
  Purchases, sales, issuances and
     settlements.......................       578            3           188          (7)         2
  Transfers into (out of) Level 3(2)...      (414)           9          (178)         (7)        (1)
                                            -----          ---         -----         ---        ---
FAIR VALUE, END OF YEAR................     $ 775          $26         $ 510         $22        $ 4
                                            =====          ===         =====         ===        ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                     2009
                                                 --------------------------------------------
                                                                AMOUNTS
                                                              RECOVERABLE   SEPARATE
                                                 DERIVATIVE       FROM       ACCOUNT    TOTAL
                                                   ASSETS      REINSURERS    ASSETS    ASSETS
                                                 ----------   -----------   --------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND
  LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..................      $ 4          $ 9         $ 151    $1,971
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...........       --           --            (2)      (24)
       Net investment income(1)................       --           --            --         4
       Net revenue from reinsurance............       --           (4)           --        (4)
       Interest credited to policyholders'
          account balances.....................       --           --            --        --
     Other comprehensive income................       (3)          --            --        80
  Purchases, sales, issuances and settlements..       --           --          (100)      777
  Transfers into (out of) Level 3(2)...........       --           --            --      (909)
                                                     ---          ---         -----    ------
FAIR VALUE, END OF YEAR........................      $ 1          $ 5         $  49    $1,895
                                                     ===          ===         =====    ======






                                                              POLICYHOLDERS'
                                                                  ACCOUNT         TOTAL
                                                                 BALANCES      LIABILITIES
                                                              --------------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR...............................       $316            $316
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains........................         --              --
       Net investment income(1).............................         --              --
       Net revenue from reinsurance.........................         --              --
       Interest credited to policyholders' account
          balances..........................................        (90)            (90)
     Other comprehensive income.............................         --              --
  Purchases, sales, issuances and settlements...............          9               9
  Transfers into (out of) Level 3(2)........................         --              --
                                                                   ----            ----
FAIR VALUE, END OF YEAR.....................................       $235            $235
                                                                   ====            ====






--------


(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.





(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):


                                                                     2010
                                      -----------------------------------------------------------------
                                      U.S. TREASURY,                           RESIDENTIAL   COMMERCIAL
                                        AGENCY AND                              MORTGAGE-     MORTGAGE-
                                        GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                        GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                      --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING
  TO LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)..................        $--           $--         $(20)        $ 1           $--
       Net investment income........         --            --           --          18            --
       Net revenue from
          reinsurance...............         --            --           --          --            --
       Interest credited to
          policyholders' account
          balances..................         --            --           --          --            --
     Other comprehensive
       gains/(losses)...............          1             4            5          22            (1)
                                            ---           ---         ----         ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)..........................        $ 1           $ 4         $(15)        $41           $(1)
                                            ===           ===         ====         ===           ===






                                                                         NON-        AMOUNTS
                                                  ASSET-              REDEEMABLE   RECOVERABLE
                                                  BACKED     COMMON    PREFERRED       FROM
                                                SECURITIES    STOCK      STOCK      REINSURERS
                                                ----------   ------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........      $(6)       $ 2        $--          $--
       Net investment income..................        1         --         --           --
       Net revenue from reinsurance...........       --         --         --           43
       Interest credited to policyholders'
       account balances.......................       --         --         --           --
     Other comprehensive gains/(losses).......       24         --          3           --
                                                    ---        ---        ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....      $19        $ 2        $ 3          $43
                                                    ===        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                         2010
                                                  -------------------------------------------------
                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(1)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $--       $(23)        $ --            $ --
       Net investment income....................      --         19           --              --
       Net revenue from reinsurance.............      --         43           --              --
       Interest credited to policyholders'
          account balances......................      --         --          (16)            (16)
     Other comprehensive gains/(losses).........       4         62           --              --
                                                     ---       ----         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $ 4       $101         $(16)           $(16)
                                                     ===       ====         ====            ====






--------


(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).



                                                                      2009
                                       -----------------------------------------------------------------
                                       U.S. TREASURY,                           RESIDENTIAL
                                         AGENCY AND                              MORTGAGE-      ASSET-
                                         GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)...................        $--           $--         $--          $--          $ --
       Net investment income.........         --            --          --           --             1
       Net revenue from reinsurance..         --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................         --            --          --           --            --
     Other comprehensive
       gains/(losses)................         (1)           19          47            1           (18)
                                             ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................        $(1)          $19         $47          $ 1          $(17)
                                             ===           ===         ===          ===          ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                     2009
                                                ----------------------------------------------
                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
       account balances.......................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===






                                                  SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT    TOTAL       ACCOUNT         TOTAL
                                                   ASSETS    ASSETS      BALANCES      LIABILITIES
                                                  --------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $41       $37         $ --            $ --
       Net investment income....................      --         7           --              --
       Net revenue from reinsurance.............      --        (4)          --              --
       Interest credited to policyholders'
          account balances......................      --        --          (79)            (79)
     Other comprehensive gains/(losses).........      --        47           --              --
                                                     ---       ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41       $87         $(79)           $(79)
                                                     ===       ===         ====            ====






--------


(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).


  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

     The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

     The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

LEVEL 1 MEASUREMENTS

  EQUITY SECURITIES

     These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

LEVEL 2 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.


     Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.


     While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

     For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For certain short-term investments, amortized cost is used as the best estimate of fair value.

  EQUITY SECURITIES

     These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

     Due to the short-term nature (generally one month) of this investment, the asset's carrying value approximates fair value.

  DERIVATIVE ASSETS AND LIABILITIES

     The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

     Over-the-counter ("OTC") derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions.

  CASH EQUIVALENTS

     These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

  SEPARATE ACCOUNT ASSETS

     These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


LEVEL 3 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

     Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

  EQUITY SECURITIES

     These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company's private placement models since the securities are not actively traded in an active market.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. The spread reflects the market's perception of the Company's non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

NON-RECURRING FAIR VALUE MEASUREMENTS

     Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):




                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2010
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(39)    $(39)







                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(40)    $(40)



     The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):




                                                        2010                        2009
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,805       $ 6,143       $ 5,779       $ 5,688
Collateralized third-party loans...........   $   273       $   290       $   351       $   384
LIABILITIES
Policyholders' account
  balances -- Investment contracts.........   $34,703       $35,005       $32,042       $32,469
Debt.......................................   $    20       $    20       $    70       $    70
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $   461       $   461
                                              -------       -------       -------       -------




  MORTGAGE LOANS

     Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

  COLLATERALIZED THIRD-PARTY LOANS

     The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  POLICYHOLDERS' ACCOUNT BALANCES -- INVESTMENT CONTRACTS

     This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company's medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  DEBT

     The carrying amount of the Company's non-recourse debt and other debt approximates fair value.

  COLLATERAL RECEIVED ON SECURITIES LENDING AND REPURCHASE AGREEMENTS

     The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.


NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION


     Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

     Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

  NON-CASH TRANSACTIONS


     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.


     Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.


NOTE 17 --  STATUTORY FINANCIAL INFORMATION


     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     A reconciliation of the Company's statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):




                                                             2010     2009
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $5,424   $4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life
  Separate Accounts at book value.........................     124       21
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $5,548   $5,019
                                                            ======   ======




     Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.


NOTE 18 --  SUBSEQUENT EVENTS


     As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York

March 16, 2011

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annunity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Corporate Executive Accumulator Variable Universal Life Insurance Policy (No. 309-20) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to the initial registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 8/13/09 and incorporated herein by reference.

(d)(2) Form of Supplementary Term Rider for Corporate Executive Accumulator Variable Universal Life Insurance Policy (No. 309-360) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(2) to the initial registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 8/13/09 and incorporated herein by reference.

(d)(3) Form of Overloan Protection Rider for Corporate Executive Accumulator Variable Universal Life Insurance Policy (No. 309-994) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to the initial registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 8/13/09 and incorporated herein by reference.

(d)(4) Spouse's Paid-Up Insurance Purchase Option (SPPO) Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 11/16/09 and incorporated herein.

(e)              Applications.

(e)(1) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policy (No. 304-650) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (e)(1) to the initial registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 8/13/09 and incorporated herein by reference.

(e)(2) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policy (No. 209-500) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e(2) to the initial registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-161336) filed 8/13/09 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
                 No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.


(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (8)(f) to the Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342) filed 4/13/10, and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
               7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)        Form of Substitution Agreement among NYLIAC, MainStay
               Management LLC, and New York Life Investment Management
               LLC - Previously filed in accordance with Regulation S-T, 17 CFR
               232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
               (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(12) Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC - Previously filed in accordance with Regulation S-T,
               17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant's Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(14) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(15) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(16) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17) Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/24/04 and incorporated herein by reference.

(h)(18) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(h)(19) Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(20) Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(22) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(23) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(24) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(26) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27) Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Distributors, Inc. and Lincoln Investment Advisors Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(28)        Participation Agreement, dated May 1, 2007, among New York
               Life Insurance and Annuity Corporation, OppenheimerFunds,
               Inc. and Oppenheimer Variable Account Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(29) Participation Agreement, Amended and Restated, dated May 1, 2009, among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, New York Life Insurance and Annuity Corporation and MFS Fund Distributors, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(30) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-161336), filed 11/16/09 and incorporated herein by reference.

(i)            Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)         Service Agreement between American Century Investment
               Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9) Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10) Service Agreement between Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Distribution and Servicing Agreement between Lazard Retirement Series, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15) Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16) Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(17) Service Agreement by and between Davis Variable Account Fund, Inc., and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(18) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15,2005 and incorporated herein by reference.

(i)(19) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20) Administrative and Shareholder Services Letter of Agreement dated January 15, 1998 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed September 13, 2005 and incorporated herein by reference.

(i)(21) Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22) Form of Administrative Services Agreement, dated May 1, 2007, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File
               No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24) Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(25) Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Association - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/12/07 and incorporated herein by reference.

(j)            Other Material Contracts.


(j)(1) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (j)(1) to Post-Effective Amendment No. 17to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(2) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(3) Powers of Attorney for Stephen P. Fisher, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(4) Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(5) Powers of Attorney for Robert M. Gardner, Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(6) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(7) Powers of Attorney for Michael J. Gordon, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(8) Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(9) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(10) Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(11) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(12) Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(13) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.



(j)(14) Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/21/11 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.


                 Opinion and consent of James J. Cristallo Actuary- Filed herewith.


(m)              Calculation.

(m) Sample Calculation of Illustrations for Corp Exec Accumulator VUL - Filed herewith.


(n)              Other Opinions.

                 Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.
                 Not applicable.

(q)              Redeemability Exemption.

(q) Memorandum describing NYLIAC's Issuance, Transfer and Redemption Procedures for the Policy pursuant to Rule 6e - 3(T)(b)(12)(iii) - Previously filed as Exhibit(q) to Registrant's Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-161336), filed 11/16/10 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Christopher O. Blunt      Director, Executive Vice President
Frank M. Boccio           Director and Executive Vice President
Mark W. Pfaff             Director and Executive Vice President
Michael E. Sproule        Director, Executive Vice President and Chief Financial Officer
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Michael J. Gordon         Director and Senior Vice President
Steven D. Lash            Director and Senior Vice President
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Stephen P. Fisher         Director
John T. Fleurant          Director
Susan A. Thrope           Director
John Y. Kim               Executive Vice President - CEO and President of New York
                          Life Investments
Patricia Barbari          Senior Vice President
Scott L. Berlin           Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President & Chief Legal Officer
Robert J. Hebron          Senior Vice President
Angela T. Kyle            Senior Vice President
Barbara McInerney         Senior Vice President & Chief Compliance Officer
Anthony Malloy            Senior Vice President
Gary J. Miller            Senior Vice President
Michael M. Oleske         Senior Vice President and Chief Tax Counsel
Frank J. Ollari           Senior Vice President
Paul T. Pasteris          Senior Vice President
Gerard A. Rocchi          Senior Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Mark W. Talgo             Senior Vice President
Joseph Bennett            First Vice President
Stephen A. Bloom          First Vice President and Chief Underwriter
Minas C. Joannides        First Vice President and Chief Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President
Thomas J. Troeller        First Vice President and Actuary
Richard J. Witterschein   First Vice President and Treasurer
Stephen Abramo            Vice President
Nikhil A. Advani          Vice President
Mitchell P. Ascione       Vice President
David Boyle               Vice President
Craig L. DeSanto          Vice President and Actuary
Robert M. Gardner         Vice President and Controller
Robert J. Hynes           Vice President
Michael P. Lackey         Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary
Linda M. Reimer           Vice President and Associate Legal Officer
Andrew N. Reiss           Vice President - National Sales Manager
Michelle D. Richter       Vice President
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
George E. Silos           Vice President and Actuary
Teresa A. Turner          Vice President
Robin M. Wagner           Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

MainStay Funds Trust                                                   Delaware

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of        Percent of Voting
Name                                                                   Organization           Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius                 24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                       NYLCAP III RBG Corp.                            Delaware
                   New York Life Capital Partners III-A, LP            Delaware
                       NYLCAP III-A RBG Corp.                          Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLCAP 2010 Co-Invest GenPar GP, LLC                          Delaware
              NYLCAP 2010 Co-Invest GenPar L.P.                        Delaware
                   NYLCAP 2010 Co-Invest L.P.                          Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker A L.P.            Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker B L.P.            Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                  Partners, LP                                         Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                  NYLIM Mezzanine Partners Parallel Fund, LP           Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Partners II, AIV, L.P.               Delaware
                      NYLIM Mezzanine Partners II, AIV, INC.           Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Cayman Islands
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
                           NYLIM Mezzanine II Parallel Luxco
                           S.a.r.l.                                    Luxembourg
                      NYLIM Mezzanine Partners II AIV Splitter, LP     Delaware
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
              NYLIM-JB Asset Management Co. LLC                        Mauritius                24.66%
                  New York Life Investment Management India
                   Fund II, LLC                                        Mauritius
                      New York Life Investment Management India Fund   Mauritius
                       (FVCI) II, LLC
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III LLC                    Mauritius                24.66%
                  NYLIM Jacob Ballas India Fund III LLC                Mauritius
                       NYLIM Jacob Ballas Capital India                Mauritius
                       (FVCI) III LLC
                       NYLIM Jacob Ballas India (FII) III LLC          Mauritius
         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
              NYLCAP Mezzanine Partners III GenPar, LP                 Delaware                 44.16%
                  NYLCAP Mezzanine Partners III, LP                    Delaware
                       NYLCAP Mezzanine III Luxco S.a.r.l.             Luxembourg
              NYLCAP Mezzanine Offshore Partners III, LP               Cayman Islands
     MacKay Shields LLC                                                Delaware
         MacKay Shields Core Plus Opportunities Fund GP LLC            Delaware
              MacKay Shields Core Plus Opportunities Fund LP           Delaware
         MacKay Municipal Managers Opportunities GP LLC                Delaware
              MacKay Municipal Opportunities Master Fund, L.P.         Delaware
              Mariner Municipal Opportunities Fund, L.P.               Delaware
         MacKay Municipal Managers Credit Opportunities GP LLC         Delaware
              MacKay Municipal Credit Opportunities Master Fund, L.P.  Delaware
              Mariner Municipal Credit Opportunities Fund, L.P.        Delaware
         MacKay Shields High Yield Active Core Fund GP LLC             Delaware
              MacKay Shields High Yield Active Core Fund LP            Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda                  40.13%
         MacKay Shields Core Plus Opportunities Fund Ltd.              Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Large Cap Enhanced Index Fund p.l.c.               Ireland
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                           DCM-N, LLC                                  Delaware                   80%
                                DCM Warehouse Series A, LLC            Delaware
                                     DCM Warehouse Series One, LLC     Delaware
                                          Sixteen West Savannah, LLC   Indiana
                                          Metropolis I Perm, LLC       Delaware
                                          Metropolis II Construction,
                                          LLC                          Delaware
                                          CLV Holding, LLC             Indiana
                                               Current at Lee Vista,
                                               LLC                     Florida                    75%
                                          Streets Las Vegas, LLC       Arizona                    90%
                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                       Albany Hills Holding, LLC                       Delaware
                            Joplin Holding, LLC                        Delaware
                                 Joplin Properties LLC                 Missouri                   50%
                       NYLIM-JP LLC                                    Delaware
                          Jefferson at Maritime Holding, L.P.          Delaware
                             Jefferson at Maritime GP, LLC             Delaware
                                Jefferson at Maritime, L.P.            Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
                  Kimball Woods LLC                                    Delaware                   50%
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 L.P.                               Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   50%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment Fund, LP          Delaware
         MCF Fund I LLC                                                Delaware
         MCF Capital Management LLC                                    Delaware
           OFS Capital WM, LLC                                         Delaware
     McMorgan & Company LLC                                            Delaware
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Asian Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Private Advisors L.L.C.                                           Delaware                   60%
       Private Advisors Small Company Buyout Fund IV, LP               Delaware
     New York Life Investments International Limited                   Ireland
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda                 95.98%
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYL Cayman Holdings Ltd.                                           Cayman Islands
       New York Life Worldwide Capital, LLC                            Delaware
          Fianzas Monterrey, S.A.                                      Mexico                  99.95%
             Operadora FMA, S.A. de C.V.                               Mexico                  99.99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life International India Fund (Mauritius) LLC             Mauritius               92.97%
    SEAF Sichuan SME Investment Fund LLC                               Delaware                39.98%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  95%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.998%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
         Agencias de Distribution SMNYL, S.A. de C.V.                  Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease Acquisition LLC                                           Delaware                56.76%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale, NY LLC                                               Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia GP, LLC                                         Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware
   CC Acquisitions, LP                                                 Delaware
   Martingale Road LLC                                                 Delaware              71.4693%
   NYL Midwest Apartments LLC                                          Delaware
   REEP-MF Verde NC LLC                                                Delaware
PTC Acquisitions, LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   ------------------------------------------
John Y. Kim                       Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Chairman and Executive Vice President, Retirement Income Security
Penny Nelson                      Manager and Managing Director, Operations
Drew E. Lawton                    Manager
Robert J. Hebron                  Executive Vice President, AMN Executive Benefits and Retail Distribution
John R. Meyer                     Executive Vice President, IAD and RIS Agency Distribution
Thomas A. Clough                  Senior Managing Director, Retirement Plan Services
Barbara McInerney                 Senior Managing Director, Compliance
Daniel A. Andriola                Managing Director and Controller
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Plan Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Plan Services
Mark S. Niziak                    Managing Director, Retirement Plan Services
John J. O'Gara                    Managing Director, Life Distribution
Bernadette Hoban                  Director, Retirement Income Security
Linda M. Howard                   Director, Compliance and Anti-Money Laundering Officer
Paula Taylor                      Director, Retirement Plan Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.


      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec Accumulator Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.
                                      C-12

                                   SIGNATURES


     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 21st day of April, 2011.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Christopher O. Blunt*          Director

Frank M. Boccio*               Director

Stephen P. Fisher*             Director

John T. Fleurant*              Director

Robert M. Gardner*             Vice President and Controller
                               (Principal Accounting Officer)

Solomon Goldfinger*            Director

Michael J. Gordon*             Director

Steven D. Lash*                Director

Theodore A. Mathas*            Chairman and President (Principal Executive
                               Officer)

Mark W. Pfaff*                 Director

Arthur H. Seter*               Director

Michael E. Sproule*            Director and Chief Financial Officer

Joel M. Steinberg*             Director

Susan A. Thrope*               Director





 By:  /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 21, 2011


* Pursuant to Powers of Attorney previously filed.

                                       EXHIBIT INDEX


Exhibit
Number                                  Description





(k)      Opinion and Consent of Thomas F. English, Esq.

(l)      Opinion and Consent of James J. Cristallo, Actuary

(m)      Sample Calculation of Illustrations for CorpExec Accumulator VUL

(n)      Consent of PricewaterhouseCoopers LLP